UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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INTERDIGITAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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InterDigital, Inc.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 2, 2021

TO THE SHAREHOLDERS OF INTERDIGITAL, INC.:

We are pleased to invite you to attend our 2021 annual meeting of shareholders, which will be held on Wednesday, June 2, 2021, at 2:00 PM Eastern Time. This year’s annual meeting will be held as a virtual meeting. You will be able to attend and participate in the annual meeting online via a live webcast by visiting www.virtualshareholdermeeting.com/IDCC2021. In addition to voting by submitting your proxy prior to the annual meeting, you also will be able to vote your shares electronically during the annual meeting. Further details regarding the virtual meeting are included in the accompanying proxy statement. At the annual meeting, the holders of our outstanding common stock will act on the following matters:

1.	Election of the seven director nominees named in the proxy statement, each for a term of one year;

2.	Approve the Amendment to the 2017 Equity Incentive Plan to increase the number of shares of stock authorized for issuance under the plan;

3.	Advisory resolution to approve executive compensation;

4.	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2021; and

5.	Such other business as may properly come before the annual meeting.

We are pleased to be using the Securities and Exchange Commission rules that allow companies to furnish proxy materials to their shareholders primarily over the Internet. We believe that this process expedites shareholders’ receipt of the proxy materials, lowers the costs of the annual meeting and helps to conserve natural resources. We also believe that hosting a virtual meeting will enable participation by more of our shareholders in our annual meeting while lowering the cost of conducting the meeting. Shareholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. On or about April 16, 2021, we began mailing our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our 2021 proxy statement and 2020 annual report, and how to vote online. The Notice also includes instructions on how to request a paper copy of the proxy materials, including the notice of annual meeting, 2021 proxy statement, 2020 annual report and proxy card.

All holders of record of shares of our common stock (NASDAQ: IDCC) at the close of business on March 31, 2021 are entitled to vote at the annual meeting and at any postponements or adjournments of the annual meeting. Your vote is important. Regardless of whether you plan to attend the annual meeting, please cast your vote as instructed in the Notice as promptly as possible. Alternatively, if you wish to receive paper copies of your proxy materials, including the proxy card, please follow the instructions in the Notice. Once you receive paper copies of your proxy materials, please complete, sign, date and promptly return the proxy card in the postage-prepaid return envelope provided, or follow the instructions set forth on the proxy card to vote your shares over the Internet or by telephone. Your prompt response is necessary to ensure that your shares are represented at the annual meeting. Voting by Internet, telephone or mail will not affect your right to vote at the annual meeting if you decide to attend the virtual meeting through www.virtualshareholdermeeting.com/IDCC2021. If you are a shareholder who holds stock in a brokerage account (a “street name” holder), you will receive instructions from the holder of record, which you must follow in order for your shares to be voted. Certain of these institutions offer Internet and telephone voting.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING:

The annual meeting will be held as a virtual meeting and begin promptly at 2:00 PM Eastern Time. In order to attend and participate in the annual meeting, you will need to visit www.virtualshareholdermeeting.com/IDCC2021 and follow the instructions that are included in the Notice, on your proxy card or in the voting instructions accompanying your proxy materials. You will also need the 16-digit control number provided therein. Online check-in will begin at 1:30 PM Eastern Time. Please allow sufficient time to complete the online check-in process.

By Order of the Board of Directors,

RICHARD L. GULINO
Chief Legal Officer, General Counsel and Corporate Secretary

April 16, 2021

Wilmington, Delaware

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INTERDIGITAL, INC.

200 Bellevue Parkway, Suite 300

Wilmington, Delaware 19809-3727

PROXY STATEMENT

This proxy statement contains information relating to our annual meeting of shareholders to be held on Wednesday, June 2, 2021, at 2:00 PM Eastern Time, and at any postponements or adjournments thereof. This year’s annual meeting of shareholders will be held as a virtual meeting. Shareholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend and participate in the annual meeting online via a live webcast by visiting www.virtualshareholdermeeting.com/IDCC2021. In addition to voting by submitting your proxy prior to the annual meeting, you also will be able to vote your shares electronically during the annual meeting. Your proxy for the annual meeting is being solicited by our Board of Directors (the “Board”).

INTERNET AVAILABILITY OF PROXY MATERIALS

As permitted by Securities and Exchange Commission (“SEC”) rules, we are making this proxy statement and our annual report available to our shareholders primarily via the Internet, rather than mailing printed copies of these materials to each shareholder. We believe that this process will expedite shareholders’ receipt of the proxy materials, lower the costs of the annual meeting and help to conserve natural resources. On or about April 16, 2021, we began mailing to each shareholder (other than those who previously requested electronic delivery of all materials or previously elected to receive delivery of a paper copy of the proxy materials) a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access and review the proxy materials, including our proxy statement and our annual report, on the Internet and how to access an electronic proxy card to vote on the Internet or by telephone. The Notice also contains instructions on how to receive a paper copy of the proxy materials. If you receive the Notice by mail, you will not receive a printed copy of the proxy materials unless you request one. If you receive the Notice by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders

to be Held on June 2, 2021:

The Notice of Meeting and Proxy Statement and 2020 Annual Report are available at

http://ir.interdigital.com/FinancialDocs.

EXPLANATORY NOTE ABOUT INTERDIGITAL, INC.

On April 3, 2018, for the purpose of reorganizing its holding company structure, InterDigital, Inc., a Pennsylvania corporation and then-existing NASDAQ-listed registrant (the “Predecessor Company”), executed an Agreement and Plan of Merger (“Merger Agreement”) with InterDigital Parent, Inc., a Pennsylvania corporation (the “Successor Company”) 100% owned by the Predecessor Company, and another newly-formed Pennsylvania corporation owned 100% by the Successor Company (“Merger Sub”). Pursuant to the Merger Agreement, on April 3, 2018, Merger Sub merged (the “Merger” or “Reorganization”) with and into the Predecessor Company, with the Predecessor Company surviving. As a result of the Merger, the Predecessor Company is now a wholly-owned subsidiary of the Successor Company. Neither the business conducted by the Successor Company and the Predecessor Company in the aggregate, nor the consolidated assets and liabilities of the Successor Company and the Predecessor Company in the aggregate, changed as a result of the Reorganization. By virtue of the Merger, each share of the Predecessor Company’s outstanding common stock was converted, on a share-for-share basis, into a share of common stock of the Successor Company.

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As a result, each shareholder of the Predecessor Company became the owner of an identical number of shares of common stock of the Successor Company. Immediately following the Reorganization, the Successor Company was renamed as “InterDigital, Inc.,” just like the Predecessor Company’s name prior to the Merger. The Successor Company’s common stock continues to be traded under the name “InterDigital, Inc.” and continues to be listed on the NASDAQ Global Select Market under the ticker symbol “IDCC”. In addition, the directors and executive officers of the Successor Company immediately after the Merger were the same individuals who were directors and executive officers, respectively, of the Predecessor Company immediately prior to the Merger.

For the purpose of this proxy statement, references to the company, the Board or any committee thereof, or our management, employees or business at any period prior to the Merger refer to those of the Predecessor Company and thereafter to those of the Successor Company.

ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the annual meeting?

At our annual meeting, shareholders will act upon the matters outlined in the Notice provided with this proxy statement, including the election of directors, the advisory resolution to approve executive compensation, the ratification of the appointment of our independent registered public accounting firm, and such other business as may properly come before the annual meeting. In addition, management will report on the performance of the company’s business and respond to questions from shareholders.

Who may attend the annual meeting?

You are entitled to participate in the annual meeting only if you were a shareholder of record as of the close of business on March 31, 2021 or if you hold a valid proxy for the annual meeting. As noted above, this year’s annual meeting will be held as a virtual meeting that you may attend online via a live webcast by visiting www.virtualshareholdermeeting.com/IDCC2021. Shareholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

In order to attend and participate in the annual meeting, you will need to visit www.virtualshareholdermeeting.com/IDCC2021 and follow the instructions that are included in the Notice, on your proxy card or in the instructions accompanying your proxy materials. You are required to complete an online check-in process once you have connected to www.virtualshareholdermeeting.com/IDCC2021. To complete this process, you will need the 16-digit control number provided on your Notice, your proxy card or the instructions accompanying your proxy materials. Online check-in will begin at 1:30 PM Eastern Time, and the annual meeting will begin promptly at 2:00 PM Eastern Time. Please allow sufficient time to complete the online check-in process.

Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership and how to obtain any information you may need, are posted at www.virtualshareholdermeeting.com/IDCC2021.

Who is entitled to vote at the annual meeting?

Only shareholders of record at the close of business on March 31, 2021, the record date, are entitled to receive notice of, and to vote at, the annual meeting. If you were a shareholder on that date, you will be entitled to vote all of the shares that you held on that date at the annual meeting, or any postponements or adjournments of the annual meeting. There were 30,812,218 shares of our common stock outstanding on the record date.

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What are the voting rights of the holders of the company’s common stock?

Each share of our common stock outstanding on the record date will be entitled to one vote on each director nominee and one vote on each other matter considered at the annual meeting.

What constitutes a quorum?

A quorum is the minimum number of our shares of common stock that must be represented at a duly called meeting, which includes participation by electronic means such as a live webcast, or by proxy in order to conduct business legally at such meeting. For the annual meeting, the presence, live at the meeting or by proxy, of the holders of a majority of the shares entitled to vote will be considered a quorum. If you are a registered shareholder, voting by Internet or telephone or, if you requested a paper copy of the proxy materials, by mail, or attendance at the annual meeting, will cause you to be counted in the determination of a quorum. If you are a street name shareholder, your broker or other nominee will vote your shares pursuant to your instructions, and such shares will count in the determination of a quorum. If you do not provide any specific voting instructions to your broker or other nominee, your shares will still count for purposes of attaining a quorum.

How do I vote?

If you are a registered shareholder, you may vote by Internet or telephone by following the instructions in the Notice. If you requested a paper copy of the proxy materials, you also may submit your proxy by mail by following the instructions included with your proxy card. The deadline for submitting your proxy by Internet or telephone is 11:59 PM Eastern Time on June 1, 2021. The designated proxy will vote according to your instructions. If you attend the live webcast of the annual meeting you also will be able to vote your shares electronically at the meeting up until the time the polls are closed.

If you are a street name holder, your broker or nominee firm is the legal, registered owner of the shares, and it may provide you with a Notice. Follow the instructions on the Notice to access our proxy materials and vote or to request a paper or email copy of our proxy materials. If you receive these materials in paper form, the materials include a voting instruction card so that you can instruct your broker or nominee how to vote your shares. Please check your Notice or voting instruction card or contact your broker or other nominee to determine whether you will be able to deliver your voting instructions by Internet or telephone in advance of the meeting and whether, if you attend the live webcast of the annual meeting, you will be able to vote your shares electronically at the meeting up until the time the polls are closed.

If you own shares through a retirement or savings plan or other similar plan, you may submit your voting instructions by Internet, telephone or mail by following the instructions included with your voting instruction card. The deadline for submitting your voting instructions by Internet or telephone is 11:59 PM Eastern Time on May 30, 2021. The trustee or administrator of the plan will vote according to your instructions and the rules of the plan.

If you sign and submit your proxy without specifying how you would like your shares voted, your shares will be voted in accordance with the Board’s recommendations specified below under “What are the Board’s recommendations?” and in accordance with the discretion of the proxy holders with respect to any other matters that may be voted upon at the annual meeting.

Even if you plan to attend the annual meeting, we recommend that you also submit your proxy card or vote by Internet or telephone by the applicable deadline so that your vote will be counted if you later decide not to attend the meeting.

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Can I change my vote after I return my proxy or voting instruction card?

If you are a registered shareholder, you may revoke or change your vote at any time before the proxy is voted by filing with our Corporate Secretary either a written notice of revocation or a duly executed proxy bearing a later date. If you attend the live webcast of the annual meeting you may revoke your proxy or change your proxy vote by voting electronically at the meeting. Your attendance at the annual meeting will not by itself revoke a previously granted proxy.

If your shares are held in street name or you hold shares through a retirement or savings plan or other similar plan, please check your voting instruction card or contact your broker, nominee, trustee or administrator to determine whether you will be able to revoke or change your vote.

Will my vote be confidential?

It is our policy to maintain the confidentiality of proxy cards, ballots and voting tabulations that identify individual shareholders except as might be necessary to meet any applicable legal requirements and, in the case of any contested proxy solicitation, as might be necessary to allow proper parties to verify proxies presented by any person and the results of the voting.

What are the Board’s recommendations?

The Board recommends that you vote:

•	For election of each of the director nominees named in this proxy statement (see Proposal 1);

•	For approval of the Amendment to the 2017 Equity Incentive Plan (see Proposal 2);

•	For the advisory resolution to approve executive compensation (see Proposal 3); and

•	For ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2021 (see Proposal 4).

What vote is required to approve each proposal?

Election of directors. We have adopted majority voting in uncontested director elections. Accordingly, under our articles of incorporation and bylaws, director nominees must receive the affirmative vote of a majority of the votes cast in order to be elected. A majority of the votes cast means that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that nominee. Abstentions, while included for purposes of attaining a quorum, will have no effect on the outcome of director elections. Under Pennsylvania law and our articles of incorporation and bylaws, an incumbent director who does not receive the votes required to be re-elected remains in office until his or her successor is elected and qualified, thereby continuing as a “holdover” director. Under the director resignation policy in our corporate governance principles, a director who is not re-elected must tender his or her resignation to the Nominating and Corporate Governance Committee of the Board, which will make a recommendation to the Board as to whether or not the resignation offer should be accepted. In deciding whether to accept the resignation offer, the Board will consider the recommendation of the Nominating and Corporate Governance Committee as well as any additional information and factors that the Board believes to be relevant. The Board will act on the Nominating and Corporate Governance Committee’s recommendation within ninety (90) days following certification of the election results.

Approval of the Amendment to the 2017 Equity Incentive Plan. The affirmative vote of a majority of the votes cast is required for approval. Abstentions, while included for purposes of attaining a quorum, will have no effect on the outcome of the proposal.

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Advisory resolution to approve executive compensation. The affirmative vote of a majority of the votes cast is required for approval. Because the vote is advisory, it will not be binding on the Board or the company. Abstentions, while included for purposes of attaining a quorum, will have no effect on the outcome of the proposal.

Ratification of the appointment of PricewaterhouseCoopers LLP. The affirmative vote of a majority of the votes cast is required for ratification. Abstentions, while included for purposes of attaining a quorum, will have no effect on the outcome of the proposal. Ratification of the appointment of our independent registered public accounting firm is not legally required. The Board asks shareholders to ratify the appointment as a matter of good corporate governance. If shareholders do not ratify the appointment, the Audit Committee of the Board will consider whether it is appropriate to select another independent registered public accounting firm in future years.

What is a “broker non-vote”?

If you hold your shares in street name through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to non-routine matters if you do not provide voting instructions. “Broker non-votes” are shares held in street name by a broker or nominee that is present or represented by proxy at a shareholders meeting to vote on routine matters, but for which the beneficial owner has not provided the record holder with instructions on how to vote on a non-routine matter. For the annual meeting, if you do not provide specific voting instructions, your broker or nominee may not exercise voting discretion with respect to Proposal 1, the election of directors, Proposal 2, the approval of the Amendment to the 2017 Equity Incentive Plan, or Proposal 3, the approval of the advisory resolution on executive compensation. If you do not provide specific voting instructions, your broker or nominee may exercise voting discretion with respect to Proposal 4, the ratification of the appointment of the company’s independent registered public accounting firm, and broker-non-votes will occur for Proposals 1, 2 and 3. Broker non-votes will be counted for the purposes of calculating whether a quorum is present at the annual meeting but will have no effect on the outcome of the vote.

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GOVERNANCE OF THE COMPANY

Where can I find information about the governance of the company?

The company has adopted corporate governance principles that, along with the charters of each of the Board committees, provide the framework for the governance of the company. The Nominating and Corporate Governance Committee is responsible for annually reviewing the principles and recommending any proposed changes to the Board for approval. A copy of our corporate governance principles is posted on our website at http://ir.interdigital.com under the IR menu heading “Governance – Governance Documents,” along with the charters of each of our Board committees and other information about our governance practices. We will provide to any person without charge a copy of any of these documents upon written request to our Corporate Secretary at our principal executive offices: InterDigital, Inc., 200 Bellevue Parkway, Suite 300, Wilmington, Delaware 19809-3727.

Code of Ethics

Does the company have a code of ethics?

We have adopted a Code of Ethics that applies to all directors, officers, employees and consultants, including our principal executive, financial and accounting officers or persons performing similar functions. The Code of Ethics is available on the company’s website at http://ir.interdigital.com under the IR menu heading “Governance – Governance Documents.” We intend to disclose future amendments to certain provisions of the Code of Ethics, or any waiver of such provisions granted to executive officers and directors, on the website within four business days following the date of such amendment or waiver. We will provide to any person without charge a copy of our Code of Ethics upon written request to our Corporate Secretary at InterDigital, Inc., 200 Bellevue Parkway, Suite 300, Wilmington, Delaware 19809-3727.

Director Independence

Which directors are considered independent, and how does the Board determine their independence?

Each year, prior to the annual meeting of shareholders, the Board reviews and assesses the independence of its directors and makes a determination as to the independence of each director. During this review, the Board considers transactions and relationships between each director or any member of his or her immediate family and our company and its subsidiaries and affiliates. As a result of this review, the Board affirmatively determined that each of Mses. Joan H. Gillman and Jean F. Rankin, Messrs. S. Douglas Hutcheson, John A. Kritzmacher, John D. Markley, Jr. and Philip P. Trahanas and Dr. Pierre-Yves Lesaicherre are “independent” under applicable SEC rules and listing standards of the NASDAQ Stock Market.

Board Leadership

Who is the Chairman of the Board, and are the positions of Chairman of the Board and Chief Executive Officer separated?

Mr. Hutcheson, who is an independent director, has served as Chairman of the Board since June 2015. The Board has a general policy that the positions of Chairman of the Board and Chief Executive Officer should be held by separate persons as an aid in the Board’s oversight of management. This policy is affirmed in the Board’s published corporate governance principles, which mandate that the Chairman of the Board be an independent director. The Board believes that this leadership structure is appropriate for the company at this time because of the advantages to having an independent chairman for matters such as communications and relations between the Board and the Chief Executive Officer and other senior management, reaching consensus on company strategies and policies, and facilitating robust Board, committee and Chief Executive Officer evaluation processes. The Board periodically reviews its leadership structure to determine whether it is appropriate given the specific characteristics and circumstances of the company.

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Board Oversight of Risk

What is the Board’s role in risk oversight?

The Board is responsible for overseeing the major risks facing the company and the company’s enterprise risk management (“ERM”) efforts. The Board has delegated to the Audit Committee primary responsibility for overseeing and monitoring these efforts. Under its charter, the Audit Committee is responsible for discussing with management and the company’s independent registered public accounting firm significant risks and exposures relating to the company’s quarterly and annual financial statements and assessing management’s steps to mitigate them, and for reviewing corporate insurance coverage and other risk management programs, including those related to data privacy and information security risks. At least quarterly, the Audit Committee receives presentations and reports directly from the company’s Chief Legal Officer, who leads the company’s day-to-day ERM efforts. The Audit Committee briefs the Board on the company’s ERM activities as part of its regular reports to the Board on the activities of the committee, and the Chief Legal Officer also periodically delivers presentations and reports to the full Board as appropriate.

Environmental, Social and Governance Matters

Our board has oversight over environmental, social and other sustainability matters in conjunction with the committees of the Board. In addition, our Chief Executive Officer oversees a committee of senior executives that steers the process of setting purpose, strategies, policies and goals related to economic, environmental and social topics. We are committed to sustainable business principles, to thinking long-term and to making strategic decisions that adhere to our mission and values. Among other things, this means supporting the United Nations Global Compact and its underlying principles around the environment, the workforce, anti-corruption, and human rights.

This past year, we completed our first company-wide environmental, social and governance (“ESG”) materiality assessment, which was an effort to strategically review and analyze our most significant opportunities and accomplishments under four pillars: human capital, environmental impact, governance, and social impact. Other accomplishments in this past year include: the formation of the InterDigital Foundation with a mission to build a more sustainable and equitable future, starting an ongoing journey to quantify and explore solutions for tech’s growing energy footprint in wireless, the implementation of our IDCares program, which augmented our efforts to provide time off and recovery from stressful remote work environments, and the creation of a ‘hotline’ to capture real time concerns and feedback from employees. We have also made a commitment to board diversity, as described further in “Board Structure and Committee Membership – Nominating and Corporate Governance Committee” below. Throughout 2021, we will continue to focus on understanding our strengths and opportunities and developing a thoughtful diversity and inclusion strategy, given our commitment to promote and maintain a diverse and inclusive workplace. We have launched our Sustainability webpage and intend to regularly communicate our goals and progress on ESG matters.

Board Structure and Committee Membership

What is the size of the Board, and how often are directors elected?

The Board currently has seven directors. All directors are subject to election for one-year terms at each annual meeting of shareholders. Mr. Trahanas will not stand for reelection at the 2021 annual meeting. Accordingly, Mr. Trahanas’s service as a member of the Board will cease at the annual meeting scheduled to be held on June 2, 2021, and Pierre-Yves Lesaicherre has been nominated to fill his seat. Mr. Trahanas’s decision not to stand for reelection is not a result of any disagreement with any other Board member or with our management.

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How often did the Board meet during 2020?

The Board met eight times during 2020. Each director is expected to attend each meeting of the Board and those committees on which he or she serves. Each director attended at least 75% of the aggregate of all Board meetings and meetings of committees on which the director served during 2020. We typically schedule one of the meetings of the Board on the day immediately preceding or following our annual meeting of shareholders, and it is the policy of the Board that directors are expected to attend our annual meeting of shareholders absent unusual circumstances. All seven of our directors at the time attended the 2020 annual meeting of shareholders.

What are the roles of the primary Board committees?

The Board has standing Audit, Compensation, Finance, and Nominating and Corporate Governance Committees. Each of the Audit, Compensation, and Nominating and Corporate Governance Committees is composed entirely of independent directors, as determined by the Board in accordance with applicable SEC rules and listing standards of the NASDAQ Stock Market. Each of the Board committees operates under a written charter that has been approved by the Board. The following table provides information about the current membership of the committees and the number of meetings each committee held in 2020.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Finance Committee
Joan H. Gillman	X			X
S. Douglas Hutcheson		X		X
John A. Kritzmacher	Chair		X
John D. Markley, Jr.	X		Chair
Jean F. Rankin		Chair	X
Philip P. Trahanas*		X		Chair

Number of Meetings in 2020	8	6	5	4

*	Mr. Trahanas, the current chair of the Finance Committee, will not stand for reelection in 2021.

Audit Committee

The Audit Committee assists the Board in fulfilling its oversight responsibilities relating to the company’s corporate accounting, financial reporting practices, audits of its financial statements and compliance with applicable requirements regarding the maintenance of accurate books and records. Among other things, the committee:

•	Reviews the company’s annual and quarterly financial statements and discusses them with management and the company’s independent registered public accounting firm;

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Appoints, compensates, retains, evaluates, oversees the work of (including resolution of disagreements between management and the company’s independent registered public accounting firm regarding financial reporting) and, if deemed appropriate, replaces the company’s independent registered public accounting firm;

•

Reviews and discusses the company’s practices with respect to risk assessment and risk management, including data privacy and information security risks, and discusses with management and the company’s independent registered public accounting firm significant risks and exposures and assesses management’s steps to minimize them;

•	Receives from the company’s independent registered public accounting firm reports required by applicable SEC rules and professional standards, including reviewing and discussing with the

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company’s independent registered public accounting firm the matters required to be discussed under Auditing Standard No. 1301, as adopted by the Public Company Accounting Oversight Board and amended from time to time;

•	Reviews the adequacy and effectiveness of the company’s system of internal control over financial reporting and disclosure controls and procedures;

•	Reviews and approves, at least annually, the management, scope, plans, budget, staffing and relevant processes and programs of the company’s internal audit function;

•

Establishes and oversees procedures for receiving and handling reports of potential misconduct, including violations of law or the company’s Code of Ethics and complaints received by the company regarding accounting, internal accounting controls, auditing or federal securities law matters and the confidential, anonymous submission by the company’s employees of concerns regarding questionable accounting, auditing or federal securities law matters;

•	Oversees the company’s other compliance policies and programs, including the implementation and effectiveness of the company’s Code of Ethics;

•	Oversees the company’s compliance with data privacy rules and regulations;

•	Oversees and monitors the company’s ERM efforts; and

•	Reviews and provides guidance to the Board with respect to tax planning, corporate insurance coverage and implementation of new or revised accounting or auditing standards or regulatory changes.

All of the Audit Committee members are financially literate. The Board has determined that four of its members (Messrs. Hutcheson, Kritzmacher, Markley and Trahanas), including two of the current members of the Audit Committee (Messrs. Kritzmacher and Markley), qualify as “audit committee financial experts” within the meaning of applicable SEC regulations. Mr. Kritzmacher acquired his expertise primarily through his prior and current experience as a chief financial officer of a publicly traded company. Mr. Markley acquired his expertise primarily through his almost 20 years of investment experience, including more than 15 years at a venture capital firm. In addition, Mr. Markley has extensive experience analyzing and evaluating financial statements of a wide variety of companies, with significant focus in technology and related industry investments.

Compensation Committee

The Compensation Committee assists the Board in discharging its responsibilities relating to the compensation of the Chief Executive Officer and other executive officers, develops, reviews and approves the principles guiding the company’s compensation policies, oversees the company’s compensation-related policies and programs and the level of awards to employees, and assists the Board and the Chairman of the Board in succession planning. Among other things, the committee:

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Reviews and approves the corporate goals and objectives relevant to the compensation of the company’s Chief Executive Officer and other executive officers, evaluates their performance in light of such goals and objectives and, based on its evaluations and appropriate recommendations, reviews and approves the compensation of the Chief Executive Officer and other executive officers, including approving the grant of equity awards, each on an annual basis;

•	Assists the Board in developing and evaluating potential candidates for executive positions and oversees and annually reviews the development of executive succession plans;

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Reviews and discusses with management the Compensation Discussion and Analysis required by SEC rules, recommends to the Board whether the Compensation Discussion and Analysis should be included in the company’s annual report and proxy statement and oversees the preparation of the Compensation Committee report required by SEC rules for inclusion in the company’s annual report and proxy statement;

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•

Assesses the results of the company’s most recent advisory vote on executive compensation, and considers and recommends to the Board the frequency of the company’s advisory vote on executive compensation;

•	Reviews periodically compensation for non-employee directors of the company and recommends changes to the Board as appropriate;

•	Reviews and approves compensation packages for new executive officers and severance packages for executive officers whose employment terminates with the company;

•	Reviews and makes recommendations to the Board with respect to the adoption or amendment of incentive and other equity-based compensation plans;

•	Administers the company’s equity incentive plans;

•	Reviews periodically, revises as appropriate, and monitors compliance by directors and executive officers with, the company’s stock ownership guidelines;

•

Assists the Board in its oversight of the Company’s policies and strategies relating to culture and human capital management, including diversity, equity and inclusion; review and discuss with management the Company’s disclosure of such activities in its annual report and proxy statement;

•	Reviews and considers compensation policies and/or practices as they relate to risk management practices and/or incentives that enhance risk-taking, as the committee determines to be appropriate; and

•

Is directly responsible for the appointment, compensation and oversight of the work of any consultants and other advisors retained by the committee, and assesses the independence of any consultants and other advisors (whether retained by the committee or management) that provide advice to the committee in accordance with the listing standards of the NASDAQ Stock Market and applicable law.

The Compensation Committee may delegate authority to the committee chair or a sub-committee, as the committee may deem appropriate, subject to such ratification by the committee as the committee may direct. The Compensation Committee also may delegate to one or more officers of the company the authority to make grants of stock options or other supplemental awards at specified levels, under specified circumstances, to eligible employees who are not executive officers of the company, subject to reporting to and such ratification by the committee as the committee may direct.

Compensation Committee Interlocks and Insider Participation

Messrs. Hutcheson and Trahanas and Ms. Rankin served on the Compensation Committee during all of 2020. No director serving on the Compensation Committee during any part of 2020 was, at any time either during or before such fiscal year, an officer or employee of the company or any of its subsidiaries. In addition, none of the company’s executive officers has served as a member of a board of directors or a compensation committee, or other committee serving an equivalent function, of any other entity, one of whose executive officers served as a member of the company’s Board or Compensation Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee assists the Board in identifying qualified individuals to become Board and committee members, considers matters of corporate governance and assists the Board in evaluating the Board’s effectiveness. Among other things, the committee:

•

Develops and recommends to the Board criteria for Board membership (including issues of character, integrity, judgement, diversity, independence, skills, education, business acumen, business experience, understanding of the company’s business and the like);

•	Identifies, reviews the qualifications of, and recruits candidates for election to the Board and to fill vacancies or new positions on the Board;

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•	Assesses the contributions of incumbent directors in determining whether to recommend them for re-election to the Board;

•	Reviews candidates recommended by the company’s shareholders for election to the Board;

•

Assesses the independence of directors, director nominees and director candidates under applicable standards, including any heightened independence requirements applicable to Audit and Compensation Committee members, and recommends independence determinations to the Board;

•	Reviews annually the company’s corporate governance principles and recommends changes to the Board as appropriate;

•	Recommends to the Board, after consultation with the Audit Committee, changes to the company’s Code of Ethics;

•	Assists the Board in ensuring proper attention and effective response to shareholder concerns regarding corporate governance;

•

Periodically reviews the company’s policies, programs, publications and procedures relating to environmental (including climate change), social and other sustainability matters in coordination with the other committees of the Board and, as appropriate, makes recommendations on such matters to the full Board;

•	Reviews and makes recommendations to the Board with respect to the Board’s and each committee’s size, structure, composition and functions;

•	Oversees the process for evaluating the Board and its committees; and

•	Periodically reviews the Board’s leadership structure and recommends changes to the Board as appropriate.

The committee will consider director candidates recommended by our shareholders. Shareholders recommending candidates for consideration by the Nominating and Corporate Governance Committee should send their recommendations to our Corporate Secretary at InterDigital, Inc., 200 Bellevue Parkway, Suite 300, Wilmington, Delaware 19809-3727. The recommendation must include the candidate’s name, biographical data and qualifications and a written statement from the candidate of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director. The committee may ask candidates for additional information as part of the process of assessing a shareholder-recommended director candidate. The committee evaluates director candidates recommended by shareholders based on the same criteria used to evaluate candidates from other sources.

We are committed to having at least two diverse directors, including at least one who self-identifies as female and at least one who self-identifies as either an underrepresented minority or LGBTQ. As described in our corporate governance principles, with respect to diversity, the Nominating and Corporate Governance Committee may consider such factors as gender, race, ethnicity, differences of perspective, professional background, experience at policy-making levels in business, finance and technology and other areas, education, skill and other individual qualities and attributes that are relevant to the company’s global activities and contribute to Board heterogeneity. The selection criteria for director candidates also include the following:

•	Each director should be an individual of the highest personal and professional ethics, integrity and values.

•	Each director should be committed to representing the long-term interests of the company’s shareholders and demonstrate a commitment to long-term service on the Board.

•	Each director should have an inquisitive and objective perspective, practical wisdom and mature judgment.

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The company is committed to ensuring that other existing and future anticipated commitments of its directors do not materially interfere with his or her service as a director. Accordingly, our corporate governance principles prohibit any director from serving on the boards of more than four other public companies, unless such director is an executive officer of a public company, and in such cases, such director may not serve on the boards of more than two other public companies. In addition, prior to accepting service on the board of any other company, a director must notify the Board’s Chairman and the Nominating and Corporate Governance Committee, and service on the board or a committee of any other organization should be consistent with the company’s conflict of interest policies.

The Nominating and Corporate Governance Committee periodically evaluates the composition of the Board to assess the skills and experience that are currently represented on the Board, as well as the skills and experience that the Board will find valuable in the future. This evaluation of the Board’s composition enables the Board to update the skills and experience it seeks in the Board as a whole, and in individual directors, as the company’s needs evolve and change over time and to assess the effectiveness of efforts at pursuing diversity. See “Proposals to be Voted On – Election of Directors (Proposal 1)” for a summary of the qualifications, experience and other relevant attributes of the directors nominated for election at this year’s annual meeting.

The Nominating and Corporate Governance Committee has previously retained and may in the future retain a search firm to help identify director prospects, perform candidate outreach, assist in reference checks, and provide other related services. The recruiting process typically involves either the search firm or a member of the Nominating and Corporate Governance Committee contacting a prospect to gauge his or her interest and availability. A candidate will then meet with several members of the Board, including our Chief Executive Officer. At the same time, the Nominating and Corporate Governance Committee or other Board members, as appropriate, and the search firm will contact references for the prospect. A background check is completed before the Board approves any final recommendation from the committee to appoint a candidate to the Board.

Finance Committee

The primary role of the Finance Committee is to monitor and provide guidance to the company’s management team and recommend actions to the Board with respect to certain investment and financial policies and strategies and the capital structure of the company, and to approve certain investment and divestment activities of the company and funding for certain affiliated entities of the company. Among its specific duties and responsibilities, the committee:

•	Reviews and provides guidance to the Board with respect to:

•	the company’s capital structure, including the issuance of debt, equity or other securities;

•	shareholder distributions, including share repurchases and dividends;

•	cash management investment policies;

•	foreign currency investment policies; and

•	on a periodic basis, the integrity of the company’s financial models;

•	Approves minority investments in other companies by the company;

•	Approves divestments of minority equity interests in other companies by the company; and

•

Approves the establishment of non-core operating businesses as entities partially owned by the company, including approval of contributions to such entities and the ownership structure of such entities.

The committee may delegate authority to the committee chair or a sub-committee, as the committee may deem appropriate, subject to such ratification by the committee as the committee may direct.

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Board Self-Evaluation Process

How does the Board evaluate its effectiveness?

The Nominating and Corporate Governance Committee establishes and oversees the annual self-assessment process that the Board uses to evaluate its effectiveness and identify opportunities for improvement. Each director is asked to provide an assessment of the Board’s effectiveness in several areas, including information and planning, content and conduct of meetings, and accountability. Once the responses are compiled, the Nominating and Corporate Governance Committee, in conjunction with the Board’s Chairman, identifies specific areas of improvement for the following year. The assessment also asks each director their opinion of the Board’s progress in these identified areas.

Communications with the Board

How can shareholders communicate with the Board?

Shareholders and other parties interested in communicating directly with any individual director, including the Chairman, the Board as a whole, or the non-employee directors as a group may do so by writing to Investor Relations, InterDigital, Inc., 200 Bellevue Parkway, Suite 300, Wilmington, Delaware 19809-3727, or by sending an email to Directors@InterDigital.com. Each communication should set forth (i) the name and address of the shareholder as it appears on the company’s books, and, if the company’s common stock is held by a nominee, the name and address of the beneficial owner of the company’s common stock, and (ii) the class and number of shares of the company’s common stock that are owned of record by the record holder and beneficially by the beneficial owner. Our Investor Relations department reviews all such correspondence and, in consultation with appropriate directors and/or the company’s Legal department as necessary, generally screens communications from shareholders to identify communications that (a) are solicitations for products and services, (b) relate to matters of a personal nature not relevant for the company’s shareholders to act on or for the Board to consider, or (c) are matters that are of a type that render them improper or irrelevant to the functioning of the Board or the company. The Investor Relations department regularly forwards to the Board or specified director(s) a summary of all relevant correspondence and copies of all correspondence that deal with the functions of the Board or its committees or that otherwise require their attention. Directors may, at any time, review a log of all correspondence we receive that is addressed to members of the Board and request copies of any such correspondence.

Communications About Accounting Matters

How can individuals report concerns relating to accounting, internal control, auditing or federal securities law matters?

Concerns relating to accounting, internal control, auditing or federal securities law matters may be submitted by writing to our Corporate Secretary at InterDigital, Inc., 200 Bellevue Parkway, Suite 300, Wilmington, Delaware 19809-3727. All correspondence will be brought to the attention of the chair of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to these matters.

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DIRECTOR COMPENSATION

How are directors compensated?

During 2020, our non-employee directors were paid annual cash retainers for their Board and committee participation as follows:

	Chair	Member
Board	$100,000	$50,000
Audit Committee	$30,000	$12,000
Compensation Committee	$20,000	$10,000
Nominating and Corporate Governance Committee	$15,000	$7,500
Finance Committee	$15,000	$7,500

All cash retainers are generally paid quarterly in arrears and based upon service for a full year, and prorated payments are made for service of less than a full year.

The compensation program is designed to compensate each non-employee director for participating in up to eight Board meetings per year and up to eight meetings per year for each committee on which the non-employee director serves. Additional compensation is paid to each non-employee director for participating in meetings during the Board term (which runs from annual meeting date to annual meeting date) in excess of these thresholds, as follows: $4,000 for each additional Board meeting and $1,000 for each additional committee meeting.

In addition, non-employee directors are paid a per diem fee of $1,000 for attendance at or participation in events, conferences or meetings, in their capacity as a director, at the request of the company’s senior management, provided that such attendance or participation requires a significant time commitment and would be considered outside of the director’s typical Board and/or committee duties. Any per diem fee payments are subject to the approval of the Compensation Committee.

For his or her service during the 2020-2021 Board term, each non-employee director received a restricted stock unit (“RSU”) award in an amount approximately equal in value to $175,000 that vests in full one year from the grant date. Upon his or her initial appointment to the Board, new non-employee directors receive a pro-rated RSU award for his or her partial service during the then-current Board term, as well as an initial appointment award of RSUs in an amount equal in value to $150,000 that vests in full one year from the grant date. The number of RSUs granted is calculated using the closing stock price of the company’s common stock on the date of grant. The vesting of RSU awards may be deferred. Except in certain limited circumstances, an election to defer must be made in the calendar year preceding the year that the award is made. Unvested time-based RSUs and deferred RSUs accrue dividend equivalents, which are paid in the form of additional shares of stock at the time, and only to the extent, that the awards vest or at the end of the deferral period, as applicable.

To align the interests of non-employee directors and executives with those of our shareholders, the company has adopted stock ownership guidelines. The stock ownership guidelines applicable to the non-employee directors are set at a target of the lesser of (a) company stock valued at an amount equal to five times their annual cash retainer of $50,000 or (b) 4,000 shares/units of the company’s stock. Qualifying stock includes shares of common stock, restricted stock, and, on a pre-tax basis, unvested time-based RSUs. For purposes of calculating the value of company stock holdings, each share or other qualifying stock unit is priced at a price per share/unit equal to the average closing stock price of the company’s common stock for the 200 trading days leading up to and including the calculation date. The 200-day average closing stock price is calculated annually on the date of the company’s annual meeting of shareholders. Any director who has not reached or fails to maintain the target ownership level must retain at least 50% of any after-tax shares derived from vested RSUs or exercised options until the target ownership level is met. A director may not make any disposition of shares that results in his or her holdings falling below the target ownership level without the express approval of the Compensation Committee. As of March 31, 2021, all of the non-employee directors had reached their target ownership levels.

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The company’s directors are also eligible to participate in the company’s nonqualified deferred compensation plan by deferring receipt of their annual Board fees. None of the directors elected to defer any of their 2020 Board fees. For more information about the deferred compensation plan, see “Executive Compensation – Nonqualified Deferred Compensation.”

2020 Director Compensation Table

The following table sets forth the compensation paid to each person who served as a director of the company in 2020 for their service in 2020. Directors who also serve as employees of the company do not receive any additional compensation for their services as a director. For Mr. Merritt’s 2020 compensation, see “Executive Compensation – Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Joan H. Gillman	86,500	175,001	261,501
S. Douglas Hutcheson	129,500	175,001	304,501
John A. Kritzmacher	104,500	175,001	279,501
John D. Markley, Jr.	94,000	175,001	269,001
Jean F. Rankin	93,500	175,001	268,501
Philip P. Trahanas	87,000	175,001	262,001

(1)

Amounts reported represent the aggregate annual Board, Chairman of the Board, committee chair and committee membership retainers earned by each non-employee director in 2020, plus any fees earned for attendance at additional meetings during the Board term, as described above.

(2)

Amounts shown reflect the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 for RSU awards granted pursuant to our compensation program for non-management directors in 2020. The assumptions used in valuing these RSU awards are incorporated by reference to Notes 2 and 13 to our audited financial statements included in our annual report on Form 10-K for the year ended December 31, 2020. The following table sets forth the grant date fair value of each RSU award granted to our non-employee directors in 2020.

Name	Grant Date	Number of Restricted Stock Units	Grant Date Fair Value of Stock Awards ($)
Joan H. Gillman	6/03/2020	3,034	175,001
S. Douglas Hutcheson	6/03/2020	3,034	175,001
John A. Kritzmacher	6/03/2020	3,034	175,001
John D. Markley, Jr.	6/03/2020	3,034	175,001
Jean F. Rankin	6/03/2020	3,034	175,001
Philip P. Trahanas	6/03/2020	3,034	175,001

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As of December 31, 2020, each person who served as a non-employee director of the company in 2020 had the following aggregate amounts of unvested RSU awards (including accrued dividend equivalents) outstanding. None of our non-employee directors had any options outstanding as of December 31, 2020. This table does not include RSUs that, as of December 31, 2020, had vested according to their vesting schedule, but had been deferred.

Name	Outstanding Restricted Stock Units (#)
Joan H. Gillman	3,034
S. Douglas Hutcheson	3,034
John A. Kritzmacher	3,034
John D. Markley, Jr.	3,034
Jean F. Rankin	3,034
Philip P. Trahanas	3,034

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PROPOSALS TO BE VOTED ON

Election of Directors

(Proposal 1)

Description

Which directors are nominated for election?

Mses. Joan H. Gillman and Jean F. Rankin, Messrs. Liren Chen, S. Douglas Hutcheson, John A. Kritzmacher and John D. Markley, Jr. and Dr. Pierre-Yves Lesaicherre are recommended by the Nominating and Corporate Governance Committee and nominated by the Board for election at the 2021 annual meeting, each to serve a one-year term until our annual meeting in 2022 and until his or her successor is elected and qualified.

Set forth below is biographical information about the seven nominees and other information about their skills and qualifications that contribute to the effectiveness of the Board. If elected, Dr. Lesaicherre would begin his service on the Board following the 2021 annual meeting. The other six nominees’ current terms of office expire at the 2021 annual meeting.

What are their backgrounds?

Lawrence (Liren) Chen, 50, has been a director of the company since April 5, 2021, when he was also appointed as our President and Chief Executive Officer. Mr. Chen joined the Company from Qualcomm Inc. (“Qualcomm”) where he served since August 2019 as Senior Vice President, Global Head of IP, Legal Counsel. In that role, Mr. Chen was responsible for overseeing Qualcomm’s world-wide intellectual property portfolio (patent, copyright, trademark and open source) and led technology, business strategy, product management and global eco-system development for Qualcomm Technology Licensing. In the 23 years preceding that, Mr. Chen served in various IP and technology roles at Qualcomm, including as Senior Vice President of Engineering, Legal Counsel. He holds 28 granted patents in the U.S. and over 120 granted patents worldwide. Mr. Chen earned his bachelor’s degree in Automation from Tsinghua University, Beijing; his M.S.E.E. from the University of Maine; his M.B.A. from San Diego State University; and his J.D. degree from the University of San Diego.

Joan H. Gillman, 57, has been a director of the company since April 2017. From 2006 to 2016, Ms. Gillman served as Executive Vice President of Time Warner Cable, Inc. (“Time Warner Cable”), as well as Chief Operating Officer of Time Warner Cable Media and President of Time Warner Cable Media, LLC. Ms. Gillman joined Time Warner Cable as Vice President of Interactive TV and Advanced Advertising in 2005. Prior to Time Warner Cable, among other roles, she served as the President of Static2358, the interactive TV, games and production subsidiary of OpenTV, and as Director, Business Development, of British Interactive Broadcasting, the digital and interactive TV joint venture between BSkyB, BT, HSBC and Matsushita. Ms. Gillman began her career working in public affairs, serving in various roles for a U.S. Senator, including as Legislative Director and State Director. From October 2016 to February 2021, Ms. Gillman has also been a member of the board of directors of Centrica plc, an international energy and services company based in the United Kingdom where she served on the safety, health, environment, security, remunerations and ethics and nominating committees. In addition, since November 2016, she has served on the board of directors of Airgain, Inc., a leading provider of embedded antenna technologies used to enable high performance wireless networking, and she is currently a member of such board’s audit committee, and chairs the nominating and corporate governance committee, as well as the board of directors of Cumulus Media, which she joined in June 2018 and where she is a member of the compensation and nominating committees of such board. Since May 2018, she has also chaired the Jesuit Volunteer Corps and is the Foundation Manager and Trustee of the David T. Langrock Foundation. The Board has concluded that Ms. Gillman should serve as a director of the company because her more than 20 years of executive experience in the media and communications industries and her knowledge of content development and distribution as well as key areas like partnership, mergers and acquisitions and marketing make her a valuable resource and strengthen the company’s knowledge of the companies and industries shaping its existing and future markets.

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S. Douglas Hutcheson, 65, has been a director of the company since July 2014, and he assumed the role of Chairman of the Board in June 2015. Since 2015, Mr. Hutcheson has served as a senior advisor of Technology, Media and Telecom for Searchlight Capital, a global private investment firm. From March 2014 through May 2017, Mr. Hutcheson served as Chief Executive Officer and a director of Laser, Inc., a corporation created in connection with the acquisition of Leap Wireless International, Inc. (“Leap Wireless”), a wireless communications carrier, by AT&T in March 2014. Prior to March 2014, Mr. Hutcheson served as Chief Executive Officer of Leap Wireless and its operating subsidiary, Cricket Communications, for nine years, where he was responsible for developing and implementing strategy, all operations, and the oversight of all relationships and partnerships. Before serving as Chief Executive Officer, Mr. Hutcheson held other executive positions at Leap Wireless, including President and Chief Financial Officer. Prior to joining Leap Wireless, he was Vice President of Marketing in the wireless infrastructure division at Qualcomm for three years, where he led multiple teams. Since 2012, Mr. Hutcheson has also served on the board of directors of Pitney Bowes Inc., and currently serves on the audit and finance committees of such board. He previously served on the board of directors of Leap Wireless from 2005 to 2014. The Board has concluded that Mr. Hutcheson should serve as a director of the company because, with his significant operational and financial expertise as an experienced former chief executive officer of a wireless communications company and his broad business background, which includes strategic planning and product and business development and marketing, he brings valuable insight that is needed to evolve and execute the company’s strategy. He also qualifies as an audit committee financial expert.

John A. Kritzmacher, 60, has been a director of the company since June 2009. Since 2013, Mr. Kritzmacher has served as Executive Vice President and Chief Financial Officer of John Wiley & Sons, Inc., a global provider of research communications and education services. From October 2012 through February 2013, Mr. Kritzmacher served as Senior Vice President Business Operations and Organizational Planning at WebMD Health Corp., a leading provider of health information services, where Mr. Kritzmacher was responsible for leading a major restructuring initiative. Previously, Mr. Kritzmacher served as Executive Vice President and Chief Financial Officer of Global Crossing Limited (“Global Crossing”), a global provider of IP-based telecommunications solutions, from October 2008 to October 2011, when Global Crossing was acquired by Level 3 Communications, Inc. Prior to that, Mr. Kritzmacher rose through a variety of positions with increasing responsibility, including Senior Vice President and Corporate Controller, during his 10 years at Lucent Technologies Inc. (“Lucent”), a provider of telecommunications systems and services, to become Chief Financial Officer in 2006. After playing a leading role in the planning and execution of Lucent’s merger with Alcatel in 2006, Mr. Kritzmacher became Chief Operating Officer of the Services Business Group at Alcatel-Lucent until joining Global Crossing in 2008. The Board has concluded that Mr. Kritzmacher should serve as a director of the company because he is a veteran of the telecommunications and high technology industries with extensive operational and leadership experience and financial expertise. As such, Mr. Kritzmacher contributes valuable advice and guidance, especially with respect to complex financial and accounting issues, and qualifies as an audit committee financial expert.

Pierre-Yves Lesaicherre, 57, was the President, Chief Executive Officer and Director of Nanometrics Incorporated from November 2017 to October 2019. From January 2012 to February 2017, Dr. Lesaicherre was the CEO of Lumileds, an integrated manufacturer of LED components and Automotive Lighting Lamps. Prior to that, Dr. Lesaicherre held senior executive positions at NXP from 2006 to 2012. Before NXP, Dr. Lesaicherre was with Philips Semiconductors. Dr. Lesaicherre currently serves as Chairman of the board of directors of Silvaco Group, Inc., a leading supplier of TCAD, EDA software and design IP. Dr. Lesaicherre holds an MBA with a focus on international business and strategy from INSEAD and has MS and Ph.D. degrees in Material Science from the National Polytechnic Institute of Grenoble. The Board has concluded that Dr. Lesaicherre should serve as a director of the company because of his more than 20 years of experience working in high technology industries, including in France where we have substantial operations.

John D. Markley, Jr., 55, has been a director of the company since November 2016. Since 2009, Mr. Markley has served as Managing Partner of Bear Creek Capital Management, an investment firm focused on the cloud computing, mobile and communications infrastructure sectors. In addition, since 2014, he has been a Managing Partner of New Amsterdam Growth Capital, an investor in communications, media and technology

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companies. From 1996 to 2009, he was a partner with Columbia Capital, a venture capital firm, where he served in a number of capacities including partner, venture partner and portfolio company executive. Prior to Columbia Capital, Mr. Markley served as a policy advisor at the Federal Communications Commission from 1994 to 1996, where he and his team were instrumental in developing and launching the commercial spectrum auction process. Mr. Markley has also been a director of Charter Communications, Inc., since 2009, currently serving as chair of its nominating and corporate governance committee and as a member of its audit committee. He previously served on the boards of directors of Millennial Media, Inc., from 2006 to 2014, and of BroadSoft, Inc., from 2002 until its acquisition by Cisco Systems, Inc. in February 2018. The Board has concluded that Mr. Markley should serve as a director of the company based on his private equity and operating experience and his extensive experience with communications, media and technology companies, which allow him to contribute guidance and advice relating to the development and execution of the company’s strategy and analysis of potential business opportunities. He also qualifies as an audit committee financial expert.

Jean F. Rankin, 62, has been a director of the company since June 2010. Ms. Rankin served as Executive Vice President, General Counsel and Secretary at LSI Corporation (“LSI”), a leading provider of innovative silicon, systems and software technologies for the global storage and networking markets, from 2007 to May 2014, when LSI was acquired by Avago Technologies Limited. In this role, she served LSI and its board of directors as Corporate Secretary, in addition to managing the company’s legal, intellectual property licensing and stock administration organizations. Ms. Rankin joined LSI in 2007 as part of the merger with Agere Systems Inc. (“Agere”), where she served as Executive Vice President, General Counsel and Secretary from 2000 to 2007. Prior to joining Agere in 2000, Ms. Rankin was responsible for corporate governance and corporate center legal support at Lucent, including mergers and acquisitions, securities laws, labor and employment, public relations, ERISA, investor relations and treasury. She also supervised legal support for Lucent’s microelectronics business. Since 2017, Ms. Rankin has served on the board of directors of Resonant, Inc. The Board has concluded that Ms. Rankin should serve as a director of the company because she has extensive experience and expertise in matters involving intellectual property licensing, the company’s core business, and her current and former roles as chief legal officer and corporate secretary at other publicly traded companies enable her to contribute legal expertise and advice as to best practices in corporate governance.

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Summary of Director Qualifications, Experience and Other Relevant Attributes

The following table summarizes the key qualifications, skills, and attributes most relevant to the decision to nominate the above-listed candidates to serve on the Board. A mark indicates a specific area of focus or expertise on which the Board relies most. The lack of a mark does not necessarily mean the director does not possess that qualification or skill. Each director biography above describes each director’s qualifications and relevant experience in more detail.

Experience, expertise or attribute	Chen	Gillman	Hutcheson	Kritzmacher	Markley	Rankin	Lesaicherre
High tech roadmap	•	•	•	•	•	•	•
IPR/IP licensing / patent acquisitions	•					•	•
Wireless equipment	•		•	•	•	•
Wireless services and OTT	•	•	•
CEO (current/former)	•		•				•
Finance / audit			•	•	•
Corporate strategy	•	•	•		•		•
High tech investment			•		•		•
Marketing			•
Operations	•	•	•	•	•		•
Public company board service and governance		•	•	•	•	•	•
Racial, ethnic, gender or other diversity	•	•				•

Vote Required and Board Recommendation

A director nominee receiving the affirmative vote of the majority of votes cast for him or her will be elected to serve as a director for the next year and until his or her successor is elected and qualified. A majority of the votes cast means that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that nominee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR

EACH OF THE NOMINEES.

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Approval of Amendment to 2017 Equity Incentive Plan

(Proposal 2)

Description

The Board is recommending that shareholders approve the company’s Amendment (the “Amendment”) to the InterDigital, Inc. 2017 Equity Incentive Plan (the “2017 Plan”) in order to increase the number of shares available for equity awards under the 2017 Plan by 1,780,000 shares.

The Board adopted the Amendment on April 12, 2021, subject to shareholder approval, in order to reserve an additional 1,780,000 shares of our common stock (“Shares”) for issuance under the 2017 Plan for a total number of 4,180,000 Shares. We believe that equity incentive awards are critical to attracting and retaining the most talented employees in our industry. Shareholder approval of the proposed Amendment will allow us to continue to provide these important incentives.

Why You Should Vote For the Approval of the Amendment

The Board recommends that the company’s shareholders approve the Amendment because it believes the company’s ability to grant equity-based awards continues to be crucial in allowing the company to effectively compete for and appropriately motivate and reward key talent. It is in the long-term interest of both the company and its shareholders to strengthen the company’s ability to attract, retain and motivate employees, officers, nonemployee directors and certain other service providers and to provide additional incentive for those persons through stock ownership and other incentives to improve financial performance, increase profits and strengthen the mutuality of interest between those persons and the company’s shareholders.

As of March 31, 2021, and excluding the proposed Share increase, 705,695 Shares remain available for issuance under the 2017 Plan. Based on our historical grant practices and our projected recruiting and retention needs, we anticipate that the company may deplete the remaining Share reserve by the end of 2021 unless we reserve more Shares for issuance under the 2017 Plan.

The Amendment Will Allow Us to Effectively Recruit and Retain Key Talent

If the company’s shareholders approve the Amendment, we will be able to continue to grant equity awards under the 2017 Plan and therefore attract, retain and motivate the most talented employees in our industry. The 2017 Plan sets reasonable annual limits on the awards that non-employee directors may receive, clarifies the annual limits on the awards that employees and consultants may receive, and reflects the current best practices in corporate governance, as further described below.

A Reasonable Number of Shares Will Be Reserved Under the 2017 Plan

Our shareholders are being asked to approve the Amendment, which provides for the issuance of an additional 1,780,000 Shares, or a total of 4,180,000 Shares, under the 2017 Plan plus any Shares covered by outstanding equity awards granted under the 2009 Plan that are added to the 2017 Plan (as described in the summary of the 2017 Plan below). We expect that this number of Shares will be enough to allow us to continue granting equity-based compensation at appropriate levels for an additional three years, similar to our expectation when our shareholders approved the 2017 Plan. The Compensation Committee and the Board considered the following factors in determining the number of additional Shares to reserve for issuance under the Amendment to the 2017 Plan:

•

Historical Grant Practices. The Compensation Committee and the Board considered the number of equity awards that we granted in the last three fiscal years. In fiscal years 2018, 2019 and 2020 we granted equity awards covering 762,710, 626,471, and 908,518 Shares, respectively, for a total of approximately 2,297,699 Shares over that three-year period. In each of the preceding Share amounts,

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performance-based restricted stock unit awards and performance-based stock options are counted as 200% of the target award, representing the maximum payout possible under such awards. In addition, the company granted approximately 300,000 additional equity awards in first quarter 2021 (including the company’s annual grants to executives and other employees participating in the company’s stock-based compensation program), which represents a substantial portion of the equity awards that the company expects to grant in 2021. The Compensation Committee and the Board also considered the number of Shares covered by these equity awards.

•

Forecasted Grants. The Compensation Committee and the Board reviewed a forecast that projected the rate at which Shares will continue to be issued under the 2017 Plan by considering the following factors: (i) the remaining Shares available for issuance under the 2017 Plan, including the estimated number of Shares to be added to the 2017 Plan from 2009 Plan awards, and (ii) forecasted future grants. Since we determine the size of equity awards to be granted based on the competitive dollar value to be delivered to participants, our actual Share usage could be substantially different from our forecasted Share usage if our stock price on the date the award is granted is significantly different from the stock price assumed in the forecast (which was $65). For example, if our stock price on the date the award is granted is lower than the stock price assumed in the forecast (which was $65), we would need a larger number of Shares than the number projected by the forecast in order to deliver the same value to participants.

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Overhang. As of March 31, 2021, we had 30,812,218 total Shares outstanding. As of the same date, 1,385,056 Shares were subject to outstanding equity awards under the 2017 Plan, 63,639 Shares were subject to outstanding equity awards under the 2009 Plan and 111,382 Shares were subject to outstanding option awards under a prior equity plan. If our shareholders approve the Amendment to the 2017 Plan, the total Shares that may be issued under the 2017 Plan, outstanding equity awards under the 2009 Plan, and outstanding option awards under the prior equity plan would represent approximately 11% of our total outstanding Shares as of March 31, 2021.

•	Proxy Advisory Firm Guidelines. In light of our significant institutional shareholder base, the Compensation Committee and the Board considered proxy advisory firm guidelines.

Plan Summary

The following summary of the material terms of the 2017 Plan, as amended, is qualified in its entirety by reference to the complete 2017 Plan, as amended, which is set forth in Appendix A to this Proxy Statement. The Amendment is also included in Appendix A.

Promotion of Good Corporate Governance Practices

The Board believes the use of stock-based incentive awards promotes best practices in corporate governance by maximizing shareholder value. By providing participants in the 2017 Plan with a stake in the company’s success, the interests of the participants are aligned with those of the company’s shareholders. Specific features of the 2017 Plan that are consistent with good corporate governance practices include, but are not limited to:

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No Annual Evergreen. The 2017 Plan does not contain an annual “evergreen” provision that automatically increases the number of Shares available for issuance each year. As a result, any future increases to the number of Shares reserved for issuance under the 2017 Plan will require shareholder approval.

•	Administration. The 2017 Plan will be administered by the Compensation Committee, which consists entirely of independent non-employee directors.

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Certain Shares Will Not Be Returned to the Share Reserve. Shares used to pay the exercise price of an award or to satisfy the tax withholding obligations for awards are not available for future issuance under the 2017 Plan.

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•	Repricing or Exchange Programs are Not Allowed. The 2017 Plan does not permit outstanding awards to be repriced or exchanged for other awards.

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Annual Limits on Compensation to Non-Employee Directors. The 2017 Plan sets reasonable annual limits as to the cash compensation and awards that non-employee directors may receive during each fiscal year.

•	Limited transferability. Awards under the 2017 Plan generally may not be sold, assigned, transferred, pledged, or otherwise encumbered, unless otherwise approved by the administrator.

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No Dividends Paid Until Awards Vest. The 2017 Plan permits dividends or dividend equivalents to be accrued on any unvested portion of an award, but such amounts will not be paid until that portion of the award vests.

•	No Tax Gross-ups. The 2017 Plan does not provide for any tax gross-ups.

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Forfeiture Events. Each award under the 2017 Plan will be subject to any clawback policy we have already adopted or any clawback policy that, in the future, we are required by applicable stock exchange rules or applicable laws to adopt (including any such clawback policy that is adopted after the grant of the award), and the administrator may require a participant to forfeit, return, or reimburse us for all or a portion of the award and any amounts paid under the award in order to comply with the clawback policy or applicable laws.

Our executive officers and directors have an interest in the approval of the Amendment to the 2017 Plan because they are eligible to receive equity awards under the 2017 Plan.

Purposes of the 2017 Plan

The purposes of the 2017 Plan are to attract and retain the best available personnel; to provide additional incentive to employees, directors, and consultants; and to promote the success of our business. These incentives are provided through the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, performance shares, incentive cash bonuses, and other stock or cash awards as the administrator (as defined below) may determine.

Shares Available for Issuance

Subject to the adjustment provisions contained in the 2017 Plan, our shareholders are being asked to approve Shares for issuance under the 2017 Plan equal to the sum of (i) 4,180,000 Shares, which includes the additional 1,780,000 Shares requested by the Amendment, and (ii) any Shares subject to awards granted under the 2009 Plan that expire or otherwise terminate without having been exercised in full, or that are forfeited to or repurchased by us, with the maximum number of Shares remaining to be added to the 2017 Plan from awards granted under the 2009 Plan equal to 63,639 Shares. Shares used to pay the exercise price of an award under the 2009 Plan or to satisfy the tax withholding obligations related to an award under the 2009 Plan will not be added to the 2017 Plan. The Shares may be authorized, but unissued, or reacquired common stock. The 2009 Plan will, however, continue to govern outstanding awards granted thereunder.

If any award granted under the 2017 Plan expires or becomes unexercisable without having been exercised in full or any award of restricted stock, restricted stock units, performance units, or performance shares granted under the 2017 Plan is forfeited to, or repurchased by, us due to failure to vest, then the expired, unexercised, forfeited, or repurchased Shares that were subject to such award will become available for future grant or sale under the 2017 Plan (unless the 2017 Plan has terminated). With respect to the exercise of stock appreciation rights, the gross Shares issued pursuant to a stock appreciation right will cease to be available under the 2017 Plan. Shares used to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award will not become available for future grant or sale under the 2017 Plan. If an award is paid out in cash rather than Shares, such payment will not reduce the number of Shares available for issuance under the 2017 Plan.

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Limitation

The 2017 Plan contains annual grant limits that apply while we are a public company. Specifically, the maximum number of Shares covered by or the maximum initial value of awards that can be issued to any particular employee or consultant under the 2017 Plan in any fiscal year is set forth below:

Award Type	Annual Limit on Number of Shares or Dollar Value
Stock Options	Maximum of 300,000 Shares (plus an additional 300,000 Shares in connection with the participant’s initial service as an employee)
Stock Appreciation Rights	Maximum of 300,000 Shares (plus an additional 300,000 Shares in connection with the participant’s initial service as an employee)
Restricted Stock	Maximum of 300,000 Shares (plus an additional 300,000 Shares in connection with the participant’s initial service as an employee)
Restricted Stock Units	Maximum of 300,000 Shares (plus an additional 300,000 Shares in connection with the participant’s initial service as an employee)
Performance Shares	Maximum of 300,000 Shares (plus an additional 300,000 Shares in connection with the participant’s initial service as an employee)
Performance Units	Maximum initial value of $3,000,000 (plus an additional $3,000,000 in connection with the participant’s initial service as an employee)
Incentive Cash Bonuses	Maximum value of $3,000,000 (plus an additional $3,000,000 in connection with the participant’s initial service as an employee)

The 2017 Plan also provides that in any fiscal year, a non-employee Board member may not be paid cash compensation and granted awards with an aggregate value (determined in accordance with United States generally accepted accounting principles (“GAAP”)) exceeding $1,000,000 (increased to $2,000,000 in the fiscal year his or her service as a non-employee director begins). Any cash compensation paid or award granted to a participant while he or she was an employee or a consultant (other than as a non-employee director) will not count for purposes of this limitation.

In the event of any extraordinary dividend or other extraordinary distribution (whether in cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of ours, issuance of warrants or other rights to acquire our securities, other change in our corporate structure affecting the Shares, or any similar equity restructuring transaction, as that term is used in FASB ASC Topic 718 (or any of its successors), affecting the Shares (including, without limitation, a change in control, as defined in the 2017 Plan), the administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2017 Plan, will adjust the number and class of shares that may be delivered under the 2017 Plan, and/or the number, class and price of shares of stock subject to outstanding awards, and the numerical Share limits discussed above.

Administration

The Board has delegated administration of the 2017 Plan to the Compensation Committee. The Board and the Compensation Committee may further delegate administration of the 2017 Plan to any committee of the Board, or a committee of individuals satisfying applicable laws appointed by the Board in accordance with the terms of the 2017 Plan. The administrator may delegate to one or more officers the authority to grant awards to employees of ours, or any subsidiary of ours, who are not officers under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subject to certain limitations in the 2017 Plan. For purposes of this summary of the 2017 Plan, the term “administrator” will refer to the Board or any committee designated by the Board to administer the 2017 Plan. To make grants to certain officers and key employees, the members of the committee must qualify as “non-employee directors” under Rule 16b-3 of the Exchange Act.

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Subject to the terms of the 2017 Plan, the administrator has the sole discretion to determine fair market value, to select the service providers who will receive awards, to determine the terms and conditions of awards, to approve forms of award agreements for use with the 2017 Plan, to modify or amend each award (subject to the repricing restrictions of the 2017 Plan), and to interpret the provisions of the 2017 Plan and outstanding awards. The administrator also may create, amend, and rescind rules and regulations relating to the 2017 Plan and sub-plans established for the purpose of satisfying applicable foreign laws, determine whether awards will be adjusted for dividend equivalents, allow a participant to defer the receipt of payment of cash or delivery of Shares that otherwise would be due to such participant, and make all other determinations deemed necessary or advisable for administering the 2017 Plan. The administrator will issue all awards pursuant to the terms and conditions of the 2017 Plan.

The administrator may not implement a program allowing for the cancellation of awards in exchange for different awards and/or cash, the transfer of an outstanding award to a financial institution or other person or entity selected by the administrator, or the increase or reduction of the exercise price of any outstanding award.

Eligibility

All types of awards may be granted to our employees, consultants, and non-employee directors and to employees and consultants of any parent, subsidiary, or affiliate of ours.

Incentive stock options may be granted only to employees of ours or any parent or subsidiary corporation of ours. As of March 1, 2021, we had 566 employees (including 1 employee director) and 6 non-employee directors.

Stock Options

An option gives a participant the right to purchase a specified number of Shares for a fixed exercise price during a specified period of time. Each option granted under the 2017 Plan will be evidenced by an award agreement specifying the number of Shares subject to the option, the exercise price and the other terms and conditions of the option, consistent with the requirements of the 2017 Plan.

The exercise price per Share of each option generally may not be less than the fair market value of a Share on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of our stock or stock of any parent or subsidiary corporation of ours (a “ten percent shareholder”) must have an exercise price per Share equal to at least 110% of the fair market value of a Share on the date of grant. The aggregate fair market value of the shares (determined on the grant date) covered by incentive stock options that first become exercisable by a participant during any calendar year may not exceed $100,000. The fair market value of the common stock is generally the closing sales price of our stock as reported on the NASDAQ Global Select Market.

Options will be exercisable at such times or under such conditions as determined by the administrator and set forth in the award agreement. Upon the termination of a participant’s service, the unvested portion of the participant’s option generally expires. The vested portion of the option will remain exercisable for the period following the participant’s termination of service that is set forth in the award agreement. This period generally will be: (i) 6 months following a termination of the participant’s service for reasons other than “cause,” as defined in the applicable award agreement, death or disability (and if the participant dies within the 6-month period, the period will be extended to one year from the date of the participant’s death) or (ii) 12 months following a termination of the participant’s service due to death or disability. However, if the exercise of an option is prevented by applicable law, the exercise period may be extended under certain circumstances described in the participant’s award agreement. In the event the participant’s service is terminated for cause, the entire option, whether or not then vested and exercisable, will be immediately forfeited and cancelled as of the date of such termination. In no event will the option be exercisable after the end of the option’s term.

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The award agreements for options generally will also provide that if a participant experiences a qualifying termination of employment, a pro-rata portion (based on the participant’s length of service) of his or her option will vest, subject to the participant’s execution of a release of claims in our favor, unless such termination is due to the participant’s death or disability.

The term of an option will be specified in the award agreement but may not be more than ten years (or five years for an incentive stock option granted to a ten percent shareholder). The 2017 Plan provides that the administrator will determine the acceptable form(s) of consideration for exercising an option. An option will be deemed exercised when we receive the notice of exercise and full payment for the Shares to be exercised, together with applicable tax withholdings.

Stock Appreciation Rights

A stock appreciation right gives a participant the right to receive the appreciation in the fair market value of our common stock between the date an award is granted and the date it is exercised. Upon exercise of a stock appreciation right, the holder of the award will be entitled to receive an amount determined by multiplying: (i) the difference between the fair market value of a Share on the date of exercise and the exercise price by (ii) the number of exercised stock appreciation rights. We may pay the appreciation in cash, in Shares, or a combination of both. Each stock appreciation right granted under the 2017 Plan will be evidenced by an award agreement specifying the exercise price and the other terms and conditions of the award.

The exercise price per Share of each stock appreciation right may not be less than the fair market value of a Share on the date of grant. Stock appreciation rights will be exercisable at such times or under such conditions as determined by the administrator and set forth in the award agreement. The term of a stock appreciation right may not be more than ten years. Upon the termination of a participant’s service, the unvested portion of the participant’s stock appreciation right generally expires. The vested portion of the stock appreciation right will remain exercisable for the period following the participant’s termination of service that is set forth in the award agreement.

Restricted Stock Awards

Awards of restricted stock are rights to acquire or purchase Shares that vest in accordance with the terms and conditions established by the administrator in its sole discretion. Unless otherwise provided by the administrator, a participant will forfeit any Shares of restricted stock that have not vested by the termination of the participant’s service. Each restricted stock award granted will be evidenced by an award agreement specifying the number of Shares subject to the award and the other terms and conditions of the award. The administrator will determine the vesting conditions that apply to an award of restricted stock.

Unless the administrator provides otherwise, participants holding Shares of restricted stock will have voting rights and rights to dividends and other distributions with respect to such Shares without regard to vesting. However, such dividends or other distributions will be subject to the same restrictions and forfeitability provisions that apply to the Shares of restricted stock with respect to which they were paid, and the company will hold such dividends and distributions until the restrictions on the Shares of restricted stock with respect to which they were paid have lapsed. The administrator has the discretion to reduce or waive any restrictions and to accelerate the time at which any restrictions will lapse or be removed.

Restricted Stock Units

A restricted stock unit represents a right to receive cash or a Share if the performance goals or other vesting criteria set by the administrator are achieved or the restricted stock unit otherwise vests. Each award of restricted stock units granted under the 2017 Plan will be evidenced by an award agreement specifying the number of Shares subject to the award and other terms and conditions of the award.

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The administrator may set vesting conditions based upon the achievement of company-wide, regional, department, business unit, business segment, affiliate, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the administrator, in its discretion.

After an award of restricted stock units has been granted, the administrator has the discretion to reduce or waive any restrictions or vesting criteria that must be met to receive a payout or to accelerate the time at which any restrictions will lapse or be removed. A participant will generally forfeit any unearned restricted stock units upon termination of his or her service. The administrator in its sole discretion may pay earned restricted stock units in cash, Shares, or a combination of both.

The award agreements for restricted stock units generally will also provide that if a participant experiences a qualifying termination of employment, a pro-rata portion (based on the participant’s length of service and, in the case of performance-based restricted stock units, the actual level of achievement of the applicable performance goals) of his or her award will become vested, subject to the participant’s execution of a release of claims in our favor, unless such termination is due to the participant’s death or disability.

Performance Units and Performance Shares

Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. Performance units will have an initial value established by the administrator on or before the date of grant. Each performance share will have an initial value equal to the fair market value of a Share on the grant date. Performance units and performance shares will result in a payment to a participant only if the performance goals or other vesting criteria set by the administrator are achieved or the awards otherwise vest.

Each award of performance units or performance shares granted under the 2017 Plan will be evidenced by an award agreement specifying the performance period and other terms and conditions of the award. The administrator may set vesting criteria based upon the achievement of company-wide, regional, department, business unit, business segment, affiliate, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the administrator, in its discretion.

After an award of performance units or performance shares has been granted, the administrator has the discretion to accelerate, reduce, or waive any performance objectives or other vesting provisions for such performance units or performance shares, but may not increase the amount payable at a given level of performance.

The administrator has the discretion to pay earned performance units or performance shares in the form of cash, Shares (which will have an aggregate fair market value equal to the earned performance units or performance shares at the close of the applicable performance period), or a combination of both.

A participant will generally forfeit any performance units or performance shares that have not been earned or have not vested as of the termination of his or her service with us.

Incentive Cash Bonuses

Incentive cash bonuses give participants an opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established for a performance period specified by the administrator. The administrator will determine the terms and conditions of each incentive cash bonus.

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The administrator may set vesting criteria based upon the achievement of company-wide, regional, department, business unit, business segment, affiliate, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the administrator, in its discretion.

After an incentive cash bonus has been granted, the administrator has the discretion to reduce or waive any restrictions for such incentive cash bonus, but may not increase the amount payable at a given level of performance.

A participant will generally forfeit all incentive cash bonuses that have not been earned or have not vested as of the termination of his or her service with us.

Transferability of Awards

Unless the administrator provides otherwise, awards under the 2017 Plan generally are not transferable other than by will or by the laws of descent or distribution.

Dissolution or Liquidation

In the event of a proposed dissolution or liquidation of our company, the administrator will notify each participant as soon as practicable prior to the effective date of such proposed transaction. An award will terminate immediately prior to consummation of such proposed action to the extent the award has not been previously exercised.

Merger or Change in Control

In the event of a merger of our company or a change in control, as defined in the 2017 Plan, each award will be treated as the administrator determines, including that each award will be assumed or substantially equivalent awards substituted by the acquiring or succeeding corporation or its affiliate. The administrator will not be required to treat all outstanding awards the same in the transaction.

If the successor corporation does not assume or substitute for the award, the participant will fully vest in and have the right to exercise all of his or her outstanding options and stock appreciation rights, and all restrictions on restricted stock and restricted stock units will lapse. With respect to awards with performance-based vesting that are not assumed or substituted for, all performance goals or other vesting criteria will be deemed achieved at target levels, and all other terms and conditions will be deemed met. In addition, if an option or stock appreciation right is not assumed or substituted for, the administrator will notify the participant in writing or electronically that the option or stock appreciation right will be exercisable for a period of time determined by the administrator, in its sole discretion, and the option or stock appreciation right will terminate upon the expiration of such period. The award agreements for options and restricted stock units generally will also provide that if the award is assumed or substituted for and the participant experiences a qualifying termination of employment within 1 year following a change in control, the award will become fully vested, subject to the participant’s execution of a release of claims in our favor.

For awards granted to our non-employee directors, in the event of a change in control, then (i) the non-employee director will fully vest in and have the right to exercise all of his or her outstanding options and stock appreciation rights, (ii) all restrictions on the non-employee director’s restricted stock and restricted stock units will lapse, and (iii) with respect to the non-employee director’s awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at target levels (prorated based on the portion of the performance period that elapsed as of immediately prior to the transaction) and all other terms and conditions will be deemed met.

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Forfeiture and Clawback

Each award under the 2017 Plan will be subject to recoupment under our current clawback policy or any clawback policy that, in the future, we are required by applicable stock exchange rules or applicable laws to adopt (including any such clawback policy that is adopted after the grant of the award), and the administrator also may impose such other clawback, recovery, or recoupment provisions in an award agreement as the administrator determines necessary or appropriate.

Termination or Amendment

Our ability to grant incentive stock options under the 2017 Plan will expire in 2027. The 2017 Plan will not expire until terminated by the Board or the Compensation Committee, which have the authority to amend, suspend, or terminate the 2017 Plan. However, such action cannot materially impair the existing rights of any participant without his or her written consent, subject to certain exceptions in accordance with the terms of the 2017 Plan. We will obtain shareholder approval of any amendment to the 2017 Plan to the extent such approval is necessary or desirable to comply with applicable laws.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2017 Plan. The summary is based on existing U.S. laws and regulations as of the record date, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.

Incentive Stock Options

A participant recognizes no taxable income for federal income tax purposes as a result of the grant or exercise of an option that qualifies as incentive stock option under Section 422 of the Code. If a participant exercises the option and then later sells or otherwise disposes of the Shares acquired through the exercise the option after both the two-year anniversary of the date the option was granted and the one-year anniversary of the exercise, the participant will recognize a capital gain or loss equal to the difference between the sale price of the Shares and the exercise price, and we will not be entitled to any deduction for federal income tax purposes.

However, if the participant disposes of such Shares either on or before the two-year anniversary of the date of grant or on or before the one-year anniversary of the date of exercise (a “disqualifying disposition”), any gain up to the excess of the fair market value of the Shares on the date of exercise over the exercise price generally will be taxed as ordinary income, unless the Shares are disposed of in a transaction in which the participant would not recognize a loss (such as a gift). Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the Shares generally should be deductible by the company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the Shares on the exercise date is treated as an adjustment item in computing the participant’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the Shares or provide certain basis adjustments or tax credits for alternative minimum tax purposes.

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Nonstatutory Stock Options

A participant generally recognizes no taxable income as the result of the grant of such an option. However, upon exercising the option, the participant normally recognizes ordinary income equal to the amount that the fair market value of the Shares on such date exceeds the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of the Shares acquired by the exercise of a nonstatutory stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss. No tax deduction is available to the company with respect to the grant of a nonstatutory stock option or the sale of the Shares acquired through the exercise of the nonstatutory stock option.

Stock Appreciation Rights

In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the fair market value of any Shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Any additional gain or loss recognized upon any later disposition of the Shares would be capital gain or loss.

Restricted Stock Awards

A participant acquiring Shares of restricted stock generally will recognize ordinary income equal to the fair market value of the Shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect pursuant to Section 83(b) of the Code to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than thirty days after the date the Shares are acquired. Upon the sale of Shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Restricted Stock Unit Awards

There are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units generally will be required to recognize ordinary income in an amount equal to the fair market value of the Shares issued to and/or the cash received by such participant at the end of the applicable vesting period or, if later, the settlement date elected by the administrator or a participant. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Any additional gain or loss recognized upon any later disposition of any Shares received would be capital gain or loss.

Performance Shares and Performance Unit Awards

A participant generally will recognize no income upon the grant of a performance share or a performance unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any unrestricted Shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any Shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

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Incentive Cash Bonuses

There are no immediate tax consequences of receiving an incentive cash bonus award. A participant who is awarded an incentive cash bonus generally will be required to recognize ordinary income in an amount equal to the cash received by such participant at the end of the applicable vesting period or, if later, the settlement date determined by the administrator. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes.

Section 409A of the Code

Section 409A of the Code (“Section 409A”) provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2017 Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

THE DESCRIPTION ABOVE IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION ON PARTICIPANTS AND THE COMPANY WITH RESPECT TO AWARDS UNDER THE 2017 PLAN. IT IS NOT COMPLETE AND DOES NOT DISCUSS THE IMPACT OF EMPLOYMENT OR OTHER TAX REQUIREMENTS, THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH, OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Vote Required and Board Recommendation

The affirmative vote of a majority of the votes cast is required for the approval of the Amendment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR

THE APPROVAL OF THE AMENDMENT TO THE 2017 EQUITY INCENTIVE PLAN

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Advisory Resolution to Approve Executive Compensation

(Proposal 3)

Description

We are asking shareholders to vote on an advisory resolution to approve the company’s executive compensation as reported in this proxy statement. As described below in the “Compensation Discussion and Analysis” section of this proxy statement, the Compensation Committee has structured our executive compensation program in an effort to align management’s interests with those of its shareholders and to attract, retain and motivate talented individuals who will drive the successful execution of the company’s strategic plan. We motivate our executives primarily by “paying for performance,” or rewarding the accomplishment of individual performance and corporate goals through the use of performance-based compensation. As discussed in the “Compensation Discussion and Analysis” section of this proxy statement, the achievement of financial and strategic corporate goals, as well as departmental and individual performance, determine the short-term and long-term incentive compensation paid to our executives. Our executive compensation programs have a number of features designed to promote these objectives.

We urge shareholders to read the “Compensation Discussion and Analysis” section of this proxy statement below, which describes how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narrative below, which provide detailed information on the compensation of our named executive officers. The Compensation Committee and the Board believe that the policies and procedures articulated in the “Compensation Discussion and Analysis” section of this proxy statement are effective in achieving our goals and that the compensation of our named executive officers reported in this proxy statement reflects and supports these compensation policies and procedures.

The Board has adopted a policy providing for an annual advisory resolution to approve executive compensation. In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as a matter of good corporate governance, we are asking shareholders to approve the following advisory resolution at the 2021 annual meeting of shareholders:

RESOLVED, that the shareholders of InterDigital, Inc. (the “company”) approve, on an advisory basis, the compensation of the company’s named executive officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative in the proxy statement for the company’s 2021 annual meeting of shareholders.

This advisory resolution, commonly referred to as a “say on pay” resolution, is non-binding on the Board. Although non-binding, the Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program. Unless the Board modifies its policy on the frequency of future “say on pay” votes, the next “say on pay” vote will be held at the 2022 annual meeting of shareholders.

Vote Required and Board Recommendation

The affirmative vote of the majority of votes cast is required to approve this advisory resolution.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR

THE ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION.

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Ratification of Appointment of

Independent Registered Public Accounting Firm

(Proposal 4)

Description

The Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”) as the company’s independent registered public accounting firm for the year ending December 31, 2021. PwC has served as the independent registered public accounting firm of the company since 2002.

Although ratification of the appointment of PwC is not legally required, the Board is asking the shareholders to ratify the appointment as a matter of good corporate governance. If the shareholders do not ratify the appointment, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm in future years. Even if the shareholders ratify the appointment, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the company and its shareholders.

Representatives from PwC are expected to be present at the annual meeting, will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

Fees of Independent Registered Public Accounting Firm

Aggregate fees for professional services delivered by PwC for the fiscal years ended December 31, 2020 and 2019 were as follows:

	2020	2019
Type of Fees
Audit Fees(1)	$1,224,975	$1,180,500
Audit-Related Fees(2)	64,800	234,700
Tax Fees(3)	205,000	185,000
All Other Fees(4)	5,000	3,500

Total	$1,519,775	$1,603,700

(1)

Audit Fees consist of the aggregate fees billed by PwC for the above fiscal years for professional services rendered by PwC for the integrated audit of the company’s consolidated financial statements and the company’s internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002, for review of the company’s interim consolidated quarterly financial statements included in the company’s quarterly reports on Form 10-Q and for services that are normally provided by PwC in connection with regulatory filings or engagements for the above fiscal years. Such fees also include fees billed by PwC in connection with its audit of the financial statements of Convida Wireless, LLC, the company’s joint venture with Sony Corporation of America.

(2)

Audit-Related Fees consist of the aggregate fees billed by PwC for the above fiscal years for assurance and related services by PwC that were reasonably related to the performance of the audit or review of the company’s financial statements and are not reported above under the caption “Audit Fees.” Such fees relate to consultation concerning financial accounting and reporting standards and also include fees billed by PwC in connection with attestation services performed over the financial statements of the Signal Trust for Wireless Innovation, a Delaware statutory trust formed in 2013. The decrease in audit-related fees in 2020 compared to 2019 was primarily related to fewer non-recurring accounting consultations during 2020.

(3)	Tax Fees consist of the aggregate fees billed by PwC for the above fiscal years related to technical advice pertaining to foreign and domestic tax matters.

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(4)	All Other Fees consist of the aggregate fees billed by PwC for the above fiscal years for certain accounting research software licensed by the company from PwC.

Audit Committee Pre-Approval Policy for Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee has adopted a policy that requires the committee to pre-approve all audit and non-audit services to be performed by the company’s independent registered public accounting firm. Unless a service falls within a category of services that the Audit Committee already has pre-approved, an engagement to provide the service requires specific pre-approval by the Audit Committee. Also, proposed services exceeding pre-approved cost levels require specific pre-approval.

Consistent with the rules established by the SEC, proposed services to be provided by the company’s independent registered public accounting firm are evaluated by grouping the services and associated fees under one of the following four categories: Audit Services, Audit-Related Services, Tax Services and All Other Services. All proposed services for the following year are discussed and pre-approved by the Audit Committee, generally at a meeting or meetings that take place during the October through December time period. In order to render approval, the Audit Committee has available for reference a schedule of services and fees approved by category for the current year, and specific details are provided.

The Audit Committee has delegated pre-approval authority to its chair for cases where services must be expedited. In cases where the Audit Committee chair pre-approves a service provided by the independent registered public accounting firm, the chair is required to report the pre-approval decisions to the Audit Committee at its next scheduled meeting. The company’s management periodically provides the Audit Committee with reports of all pre-approved services and related fees by category incurred during the current fiscal year, with forecasts of any additional services anticipated during the year.

All of the services performed by PwC related to fees disclosed above were pre-approved by the Audit Committee.

Vote Required and Board Recommendation

The affirmative vote of the majority of votes cast at the annual meeting is required to ratify the appointment of PwC as the company’s independent registered public accounting firm for the year ending December 31, 2021.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR

RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE

COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE YEAR ENDING DECEMBER 31, 2021.

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REPORT OF THE AUDIT COMMITTEE

As more fully described in its charter, the Audit Committee oversees the company’s financial reporting processes on behalf of the Board. In fulfilling our oversight responsibilities, the Audit Committee reviewed and discussed with management the company’s audited consolidated financial statements for the year ended December 31, 2020, including a discussion of the acceptability and appropriateness of significant accounting principles and management’s assessment of the effectiveness of the company’s internal control over financial reporting. Management represented to us that the company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States and considered appropriate in the circumstances to present fairly the company’s financial position, results of operations and cash flows. The Audit Committee also reviewed and discussed with PwC, the company’s independent registered public accounting firm, the matters required to be discussed with the independent registered public accounting firm under applicable Public Company Accounting Oversight Board (“PCAOB”) standards.

The Audit Committee also received and reviewed the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence and discussed with PwC their independence.

Based on the reviews and discussions with management and the independent registered public accounting firm referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the company’s annual report on Form 10-K for the year ended December 31, 2020, and the Audit Committee retained PwC as the company’s independent registered public accounting firm for the year ending December 31, 2021.

AUDIT COMMITTEE:

John A. Kritzmacher, Chair

Joan H. Gillman

John D. Markley, Jr.

The foregoing Audit Committee report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act and shall not otherwise be deemed filed under these acts, except to the extent specifically incorporated by reference.

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EXECUTIVE OFFICERS

Set forth below is certain information concerning our executive officers as of March 31, 2021:

Name	Age	Position

William J. Merritt	61	President and Chief Executive Officer
Richard J. Brezski	48	Chief Financial Officer and Treasurer
Richard L. Gulino	58	Chief Legal Officer, General Counsel and Corporate Secretary

There are no family relationships among the individuals serving as our directors or executive officers. The company’s executive officers are appointed to their respective offices to hold office until their successors are duly appointed. Effective April 5, 2021, Mr. Merritt retired from his position as President and Chief Executive Officer, and Liren Chen was appointed President and Chief Executive Officer. Biographical information on Mr. Chen is discussed under the caption “Election of Directors” above.

William J. Merritt served as a director and President and Chief Executive Officer of the company since May 2005. Prior to that, he served as the company’s General Patent Counsel for four years. Since 2014, Mr. Merritt has been a member of the board of directors of privately-owned Shared Spectrum Company, a leading innovator of dynamic spectrum access and wireless spectrum intelligence technology.

Richard J. Brezski is InterDigital’s Chief Financial Officer, responsible for overseeing the company’s finance, accounting, audit, tax, treasury, and facilities functions, including the company’s internal and external financial reporting and analysis. Mr. Brezski joined the company as Director and Controller in May 2003. Mr. Brezski was promoted to Senior Director in July 2006 and in January 2007 was appointed Chief Accounting Officer. In January 2009, Mr. Brezski was promoted to Vice President, Controller and Chief Accounting Officer, and in March 2011 he was appointed to the additional post of Treasurer. In May 2012, he was appointed Chief Financial Officer. Prior to joining InterDigital, Mr. Brezski served as an audit manager for PwC in its technology, information, communications and entertainment practice, where he provided business advisory and auditing services to product and service companies in the electronics, software and technology industries. Mr. Brezski earned a Bachelor of Science in Accountancy from Villanova University and an Executive Master of Business Administration from Hofstra University.

Richard L. Gulino is InterDigital’s Chief Legal Officer, General Counsel and Corporate Secretary, responsible for managing the company’s legal functions. Mr. Gulino joined InterDigital in September 2019 as Vice President, Deputy General Counsel with responsibility for the company’s corporate, commercial and licensing functions and was promoted to Chief Legal Officer, General Counsel and Corporate Secretary in January 2020. Prior to joining InterDigital, Mr. Gulino served as Senior Vice President, General Counsel and Secretary at Vanda Pharmaceuticals, Inc., a global biopharmaceutical company headquartered in Washington, D.C., from September 2015 until May 2018. Prior to joining Vanda, Mr. Gulino was Vice President and General Counsel of Ameritox, Ltd., a clinical drug testing laboratory, from June 2012 to August 2014. From November 2006 to February 2012, Mr. Gulino was Vice President and Deputy General Counsel at Cephalon, Inc., a global biopharmaceutical company, where he led the corporate commercial legal function. Mr. Gulino joined Cephalon as Corporate Counsel in 1999. From 1992 to 1999, Mr. Gulino served as a commercial attorney at Zeneca, Inc. Mr. Gulino began his career in private practice in Washington, D.C. Mr. Gulino received his Bachelor of Arts degree in history from Colgate University and his Juris Doctor degree with high honors from Duke University School of Law.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) covers all material elements of compensation awarded to, earned by or paid to the company’s Named Executive Officers (“NEOs”) during 2020 and focuses on the principles underlying the company’s executive compensation policies and decisions.

Executive Summary

•

Business performance in 2020 was strong. Recurring revenue and total revenue increased 13% in 2020 over 2019, while operating income grew 46% and earnings per share grew by 118% year over year. Shareholders were rewarded with a TSR of 14.2% across the year.

•

Our Board and management team effectively and quickly responded to the COVID-19 pandemic. The pandemic has changed, and continues to change, our working conditions and the environment in which we conduct our business. Our executive team rapidly moved all of our workforce to remote work, provided additional resources to our employees, and successfully continued to grow the business throughout 2020.

•

Our compensation program is performance-oriented and shareholder aligned. 70% of our CEO’s pay, and 62% of the average of our other NEOs’ pay, is delivered in shareholder-aligned equity, and 85% of our CEO’s pay, and 78% of the average of our other NEOs’ pay, is performance-based.

•

Compensation outcomes have reflected shareholder outcomes. Our CEO realized 70% of his target 2020 pay, based, in part, on the achievement level of performance-based RSUs and options granted in 2018 LTCP cycle.

•

We use unusually long performance periods that match our business cycle. Our business is subject to long technology development and monetization cycles, and our performance compensation program is generally designed with five-year goals to better match those cycles. We motivate accelerated goal attainment through interim vesting potential after three years have elapsed in the performance cycle.

•

Our short-term incentives for fiscal 2020 performance paid at between 112% and 124% of target. Our corporate achievement resulted in a 128% payout, and personal performance for our named executive officers was assessed at between 95% and 120% of target. No COVID-19 related adjustments were made to the short-term incentive program, though the Compensation Committee considered the company’s COVID-19 response as part of its discretionary determination of strategic goal achievement.

•

Long-term performance goals were adjusted for revised business expectations. As further described in last year’s proxy statement and below under “Status of Prior LTCP Grants”, goals related to the performance-based incentives covering the 2017-2021, 2018-2022, and 2019-2023 performance periods were modified in light of revised business projections resulting from our disposition of the Hillcrest product business and acquisition of the Technicolor Research & Innovation unit, each of which occurred in 2019. The modifications to our goals did not trigger additional accounting entries in our compensation tables.

•

No long-term performance-based incentives were earned in 2020 at the 2018 LTCP cycle’s interim vesting opportunity. The company did not achieve accelerated goal attainment of its five-year goals, as modified, during the three-year interim period ending December 31, 2020, but the awards remain eligible for vesting on the five-year anniversary.

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Overview

Our Company

We are a research and development company that licenses its innovations to the global wireless and consumer electronics industries. We design and develop advanced technologies that enable connected, immersive experiences in a broad range of communications and entertainment products and services. Since our founding in 1972, our engineers have designed and developed a wide range of innovations that are used in wireless products and networks, from the earliest digital cellular systems to 5G and, today, solutions that we believe will shape the world beyond 5G. With the acquisition of the patent licensing business of visual technology industry leader Technicolor SA (“Technicolor”) in 2018 (the “Technicolor Patent Acquisition”), followed by the acquisition of their Research & Innovation unit in 2019 (the “R&I Acquisition” and, together with the Technicolor Patent Acquisition, the “Technicolor Acquisitions”), we are now a leader in video processing, encoding/decoding, and display technology, with a significant Artificial Intelligence (“AI”) research effort that intersects with both wireless and visual technologies.

We derive revenues primarily from patent licensing and we intend to grow our licensing revenue base by adding licensing and leveraging the size of the overall mobile technology market, expanding our licensing revenue in the consumer electronic market and expanding into adjacent new technology areas that align with our intellectual property position.

We are one of the largest pure research & development and licensing companies in the world, with one of the most significant patent portfolios in the wireless and video industries. As of December 31, 2020, our wholly owned subsidiaries held a portfolio of approximately 28,000 patents and patent applications related to wireless communications, video coding, display technology, and other areas relevant to the wireless and consumer electronics industries.

Our revenue model relies on challenging, high stakes, often multi-year negotiations with our licensees. We believe that companies making, importing, using or selling products compliant with the standards covered by our patent portfolio, including all manufacturers of mobile handsets, tablets and other devices, require a license under our patents. Our portfolio includes numerous patents and patent applications that we believe are or may be essential or may become essential to standards established by many Standards Development Organizations (“SDOs”), including cellular and other wireless communications and video technology standards. Those wireless standards include 3G, 4G and the IEEE 802 suite of standards, as well as patents and patent applications that we believe are or may become essential to 5G standards that currently exist and as they continue to develop. Our video technology portfolio includes patents and applications relating to standards established by ISO/IEC Moving Picture Expert Group (MPEG), the ITU-T Video Coding Expert Group (VCEG), the Joint Collaborative Team on Video Coding (JCT-VC) and the Joint Video Expert Team (JVET), among others.

With more than 300 engineers around the world, our focus is on research and development with pervasive impact: mobile technologies that underpin smartphones, networks and services via global standards, and video technologies that are the foundation for today’s most popular products and services. Many companies bring innovations that improve a single product; our inventions help improve every product in the markets we participate in, from the most basic to the most advanced, transforming industries and improving products and services that are part of our daily lives.

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Our Executives

The CD&A explains the compensation for the following individuals:

NEO	Position as of December 31, 2020
William J. Merritt*	President and Chief Executive Officer (“CEO”)
Richard J. Brezski	Chief Financial Officer (“CFO”) and Treasurer
Richard L. Gulino	Chief Legal Officer (“CLO”), General Counsel (“GC”) and Corporate Secretary
Kai O. Öistämö**	Former Chief Operating Officer (“COO”)

*	Mr. Merritt retired as our CEO effective April 5, 2021.
**	Mr. Öistämö resigned effective September 30, 2020.

2020 Company Overview and COVID-19 Impacts

Despite certain macroeconomic and political conditions, changes to overall working conditions and the business environment as a result of the COVID-19 pandemic, we successfully executed on our strategy to innovate, design and develop technology solutions for the wireless and consumer electronics industries and to monetize those solutions and innovations, experiencing limited impact on our operations and financial position during fiscal year 2020. In fact, our 2020 revenue increased to $359.0 million, including recurring revenues of $336.8 million, as we signed numerous license agreements. Additionally, negotiations of other licensing deals progressed, and the transparency of our rate structure demonstrated thought leadership in the licensing industry.

The health and safety of our work force is fundamental to our business success. We have taken steps to protect the health and safety of our employees and their families, with our entire workforce continuing to work remotely. Despite these remote working conditions, our business activities have continued to operate with minimal interruption. Between March 12, 2020, when we began working remotely, and December 31, 2020, we successfully concluded five new patent license agreements. Additionally, we continued to innovate and exceeded our goals related to 5G and visual technologies innovations and standards contributions, even as our research team worked remotely.

During 2020, we learned that some work which we previously thought required face-to-face interactions could continue remotely going forward. However, we understand the value of face-to-face interactions and do not expect to continue to work entirely virtually indefinitely. As our success depends, in part, on our ability to attract, motivate and retain the best and brightest researchers and scientists, we continued to invest in our employees by providing leadership essentials, tools and impactful training. Our goal is to provide all employees with an opportunity to develop and grow to ensure our employees continue to have the opportunity to engage in intellectually challenging and enjoyable work while driving groundbreaking innovation. In 2020, we conducted two employee engagement surveys over the course of the year (June and September) and received 420 responses in June and 312 responses in September, which was 77% and 57% of the total survey forms sent out, respectively. We may continue conducting further such surveys as business needs arise. These surveys revealed that 96% of our employees would recommend InterDigital as a good place to work.

Although we did not change our performance metrics under our incentive programs in light of COVID-19 for either our long term performance-based equity incentive grants or short term cash incentive compensation, the Compensation Committee considered the substantial efforts made by the company in light of the pandemic. In particular, our executive team ensured that the transition to virtual work did not significantly impact the business, put in place infrastructure for the eventual return to work and launched Project IDeal, our engagement, health and safety effort in response to COVID-19. The Compensation Committee considered these efforts as part of its discretionary 20% allocation of the strategic performance goals that were not captured by specifically enumerated goals.

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2020 Compensation Decisions and Actions

The following are highlights of the key compensation decisions made by the Compensation Committee for 2020:

•

No Increase to Base Salaries: The base salaries for the CEO, CFO and COO remained flat for 2020 because the market data showed that their salaries were within the median range for their respective positions. The only base salary increase for an NEO was the result of a promotion. Please see “2020 Executive Compensation in Detail – Base Salaries” below for details.

•	No Increase to Target Short-Term Incentive Plan (“STIP”): The target STIP levels for 2020 remained the same.

•

Reasonable Payouts Based on Performance. Our short-term incentives for fiscal 2020 performance paid between 112 and 124% of target to our NEOs. Please see “2020 Executive Compensation in Detail – Short-Term Incentive Plan” below for details.

•

Majority of Long-Term Compensation Program (“LTCP”) awards were Performance-Based: Under the LTCP, the Compensation Committee approved target 2020 LTCP grants to the NEOs using a mix of performance-based RSUs, performance-based stock options and time-based RSUs. Please see “2020 Executive Compensation in Detail – Long-Term Compensation Program” below for details.

Shareholder Engagement and Results from 2020 Shareholder Advisory Vote on Executive Compensation

At the 2020 annual meeting of shareholders, we held an advisory vote on executive compensation. Approximately 90% of the votes cast supported the compensation of the company’s NEOs. The Compensation Committee considers the results of the annual advisory vote on executive compensation as a strong data point in its compensation decisions.

The Compensation Committee also actively and directly seeks out feedback from shareholders regarding the executive compensation program. Specifically, in the spring of 2020, the Chairperson of the Compensation Committee, our investor relations team, and as appropriate, members of senior management engaged with approximately 18% of our investors to discuss and receive input about our executive compensation. The Board of Directors is committed to ongoing shareholder engagement to ensure transparency into our compensation decisions.

In addition, during fiscal year 2020, our investor relations team participated in six investor conferences and engaged with our investors on a regular basis to keep an open dialog about our business and performance, including approximately 100 individual investor interactions. Our investor relations team discusses with our shareholders any subject they wish to raise, subject to the limitations of applicable securities law, including financial activities, strategy, environmental, social and corporate governance and executive compensation.

Given this strong shareholder support, as expressed through the say-on-pay vote, feedback received through engagement with shareholders, as well as other factors considered by the Compensation Committee, the Compensation Committee determined not to make any significant changes to the overall structure of the program.

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Good Governance Practices and Policies

The Compensation Committee and the company strive to maintain good governance practices and regularly review and update such practices related to the compensation of our executive officers, including our NEOs. The following table highlights the responsible practices we have implemented, as well as the practices we have avoided, in order to best serve our shareholders’ long-term interests:

WHAT WE DO	WHAT WE DO NOT DO
✓ We create a balanced compensation program through a mix of fixed and variable short- and long-term incentives.	☒ We do not have employment agreements with any NEO.

✓   We cap payouts under our annual short-term incentive plan (“STIP”) to individual employees, including our NEOs, at two times target, even if company or individual performance would result in payouts in excess of two times target.

☒ We do not have single-trigger payout provisions in our equity award agreements.

✓ We have double-trigger change in control payout provisions (i.e., an executive must be terminated in connection with a change in control in order to receive any change in control benefits).	☒ We do not provide golden parachute tax gross-ups. ☒ We do not guarantee minimum STIP payouts.

✓   We have a clawback policy under which the company may recover excess compensation paid to our executive officers if intentional misconduct or gross negligence by one or more of our executive officers results in a material restatement of our financial statements.

☒ We do not provide excessive perquisites to executive officers that other employees at or above the senior director level do not receive.

✓ We have robust target stock ownership levels for our executive officers and directors. Each NEO has met the applicable stock ownership requirements	☒ We do not permit the hedging of InterDigital stock by any employee, including executive officers.

✓   We review compensation-related risk with an outside independent compensation consultant on an annual basis to ensure our plans do not create incentives that would put the company at risk of a material adverse effect.

☒ We do not pay out dividend equivalents on unvested RSUs; accrued dividend equivalents are paid out only if and to the extent that the underlying RSU award vests.

What Guides Our Program

Compensation Objectives and Philosophy

The primary purpose of our executive compensation program is to attract, retain and motivate talented individuals who will drive the successful execution of the company’s strategic plan. Specifically, we:

•	attract talented leaders to serve as executive officers of the company by setting total compensation levels and incentive program targets at competitive levels for comparable roles in the marketplace;

•	retain our executives by providing a balanced mix of base salary and short and long-term incentive compensation;

•

motivate our executives by “paying for performance,” or rewarding individual performance and the accomplishment of corporate goals, as determined by the Compensation Committee, through performance-based compensation; and

•

align the interests of executives and shareholders by rewarding our NEOs for increasing our stock price over the long term and maximizing shareholder value with a substantial portion of total compensation

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in the form of direct ownership in our company through long-term equity awards and meaningful ownership guidelines.

Pay for Performance (Principal Elements of Pay)

Our executive compensation program is intended to hold our executive officers accountable for business results and reward them for strong corporate performance and value creation for our shareholders by rewarding performance that meets or exceeds the goals established by the Compensation Committee. Our NEOs’ 2020 total compensation is comprised of a mix of base salary, STIP and LTCP awards. Consistent with our compensation philosophy, the actual compensation received by our NEOs will vary based on individual, departmental and corporate performance measured against annual and long-term performance goals. Additionally, because a significant percentage of our NEOs’ pay is comprised of equity awards, the value of their pay increases and decreases with changes in our stock price. For 2020, approximately 85% of our CEO’s target compensation and on average, 78% of the target compensation of our other NEOs was comprised of STIP and LTCP awards and thus variable based on the company’s performance.

The chart below demonstrates how our compensation structure is linked to company performance. Based on the company’s performance in 2020, compared to the target amount, the CEO’s actual compensation for 2020 was 70% of his target opportunity. For this purpose, realized compensation includes base pay, annual incentive, value of RSUs vested, value of PSUs vested and value of performance-options vested.

(1)	Target Compensation represents 2020 base salary, 2020 target annual incentive, and grant date target value of equity granted pursuant to 2020 LTCP.

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(2)

Actual Compensation represents 2020 base salary, 2020 actual annual incentive, paid in February 2021, and the value realized upon vesting of the 2018 LTCP time-based RSU awards and performance-based RSUs based on the performance achieved through performance period ending in 2020, which vested in March 2021.

Role of the Compensation Committee

The Compensation Committee oversees the executive compensation program and has final approval with respect to the composition, structure and amount of all executive officer compensation, subject to Board review. The Compensation Committee is comprised of no less than three independent, non-employee members of the Board. Guided in the execution of its primary functions by the Board’s philosophy that the interests of key leadership should be aligned with the long-term interests of the company and its shareholders, the Compensation Committee annually reviews and approves goals relevant to the performance-based incentive compensation of the Chief Executive Officer and other executive officers. The Compensation Committee works very closely with management and the Compensation Committee’s independent consultant, Pearl Meyer & Partners (“Pearl Meyer”), to examine the effectiveness of the company’s executive compensation program throughout the year. Details of the Compensation Committee’s authority and responsibilities are discussed above under “Board Structure and Committee Membership—Compensation Committee” and are specified in the Compensation Committee’s charter, which is available on our website at http://ir.interdigital.com/CommitteeChart.

Role of Executive Officers

As part of the annual performance and compensation review for executive officers other than the Chief Executive Officer, the Compensation Committee considers the Chief Executive Officer’s assessment of the other executive officers’ departmental and individual performances, reviewing major individual accomplishments and any other recommendations of the Chief Executive Officer regarding their compensation. The Chief Executive Officer also reports to the Compensation Committee on the company’s achievement of objectively measurable goals established under performance-based incentive programs, based upon data related to achievement provided by the Chief Financial Officer.

Role and Independence of Advisors

As referenced above, the Compensation Committee has engaged Pearl Meyer, an independent compensation consultant, to assist in carrying out its responsibilities. The Compensation Committee selects the consultant, negotiates the fees paid and manages the engagement. The Compensation Committee retained Pearl Meyer to advise it and the rest of the Board on matters including, but not limited to, trends in executive compensation, compensation peer group composition, assessing total direct compensation of the executives as compared to the compensation peer group, and short and long-term incentive plan design and compensation of the company’s executive officers. Based on consideration of the factors as set forth in applicable SEC rules and listing standards of the NASDAQ Stock Market, the Compensation Committee has determined that Pearl Meyer has no conflicts of interest in providing its services.

Factors Considered in Setting Compensation Amounts and Targets

In establishing compensation amounts and incentive program targets for executives, the Compensation Committee seeks to provide compensation that is competitive in light of current market conditions and industry practices. Accordingly, the Compensation Committee annually reviews market data that is comprised of proxy-disclosed data from peer companies and information from nationally recognized published surveys for both the general and high-technology industries, adjusted for size.

Consistent with its review practices, in November 2019, Pearl Meyer assisted the Compensation Committee with its process of identifying peer group companies for 2020 compensation purposes. When choosing

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compensation peers, we not only look for companies with similar revenue in the communications equipment industry, but also companies for which licensing revenue is a significant component of their total revenue stream (approximately 20% to 100% of total revenue) and that have a relatively similar profit margin and market capitalization. There were no changes to the compensation peer group for 2020 from 2019, except for the removal of Integrated Device Technology, Inc. due to M&A activity.

The companies comprising the 2020 compensation peer group were as follows:

ADTRAN Inc.	Inovalon Holdings	TiVo Corporation
Ansys, Inc.	Manhattan Associates	Ubiquiti Networks
Aspen Technology	Plantronics, Inc.	Universal Display Corp.
CalAmp Corp.	Rambus Inc.	Universal Electronics, Inc.
Dolby Laboratories, Inc.	Silicon Laboratories, Inc.	Xperi, Inc.
Infinera Corporation	Synaptics Inc.

Pearl Meyer conducted a compensation peer group review and reviewed market data from nationally recognized published surveys. Pearl Meyer then presented a report to the Compensation Committee that included such publicly available information about the levels and targets for base salary, short-term incentive compensation, long-term incentive compensation and total compensation for comparable executive-level positions at such peer group companies. The market data helps the Compensation Committee gain perspective on the compensation levels and practices at the compensation peer companies and to assess the relative competitiveness of the total compensation paid to the company’s executives. The data thus guides the Compensation Committee in its efforts to set executive compensation levels and program targets at competitive levels for comparable roles in the marketplace. The Compensation Committee uses the data to look for outliers or, in other words, to identify those executives whose total compensation is substantially below or above the 50th percentile of the market data but does not benchmark executive officer compensation to specific market percentages. In addition, the Compensation Committee takes into account other factors, such as the importance of each executive officer’s role to the company, individual expertise, experience and performance, retention concerns and relevant compensation trends in the marketplace, in making its final compensation determinations.

2020 Executive Compensation in Detail

Base Salary

Base salary is the fixed element of an executive’s current cash compensation, which the company pays to afford each executive the baseline financial security necessary to focus on his or her day-to-day responsibilities. Base salaries for the executives are set at competitive levels to attract and retain highly qualified and talented leaders. The Compensation Committee reviews and approves base salaries for the executives annually. Salary adjustments for our NEOs in April 2020 were based on consideration of each NEO’s position, scope of responsibility and importance to the company and performance during 2019, as well as a review of the market data and a comparison of each NEO’s total compensation against that of the other executive officers in the company’s compensation peer group. The base salaries remained flat for the CEO, CFO and COO for 2020 because the market data showed that their salaries were within the median range for their respective positions. Set forth below are the 2019 and 2020 base salaries for our NEOs:

NEO	2019	2020	% Increase
William J. Merritt	$690,000	$690,000	0%
Richard J. Brezski	402,500	402,500	0%
Richard L. Gulino(1)	350,000	360,500	3%
Kai O. Öistämö	609,000	609,000	0%

(1)	Mr. Gulino was promoted to General Counsel on January 1, 2020; he received a modest, 3% increase to his base salary to bring his base salary to market median.

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Short-Term Incentive Plan

The STIP annual incentive award is designed to provide a cash reward for the achievement of corporate goals and individual accomplishments during each fiscal year. Individual STIP payouts are determined based on performance against pre-determined corporate goals and individual performance.

In first quarter 2020, the Compensation Committee approved target STIP levels for each of the NEOs at the same level as 2019. The 2020 target STIP levels, set as a percentage of annual base salary, for the NEOs were as follows:

NEO	2020 Target STIP Level
William J. Merritt	100%
Richard J. Brezski	75%
Richard L. Gulino	60%
Kai O. Öistämö	100%

Our STIP program is structured with two equally weighted portions: a corporate achievement component and a personal performance component. The corporate achievement component is based on the company’s achievement against pre-determined financial, strategic, and operational goals, while 20% of this component (at target) is reserved for the Compensation Committee to evaluate other goals in its discretion considering the quality of our results and other factors not anticipated at the beginning of the year (as listed below). The personal performance component is further detailed below. The STIP payout is determined using the following formula:

Corporate Achievement 50% of Target STIP Amount X Corporate Goal Achievement (0%-200%)	+	Personal Performance 50% Target STIP Amount X Personal Performance Achievement (0%-200%)	=	STIP Payout

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Corporate Performance Goals. For 2020, the corporate performance goals for the company’s executives and the relative weights assigned to each were as follows:

2020 STIP Corporate Performance Goals:

Performance Measure (relative weight)	Description	Goal/Objectives	Determination of Payout Level
Total Revenue (20%)	Achieve specified amount of recognized revenue as reported on our financial statements	Target is estimated recognized revenue as reported on 2020 financial statements Threshold $315M Target $330M Maximum $360M

Minimum threshold set, below which would yield 0% achievement

Threshold set at previous year actual achievement

Payout increases at rate of 3 percent for each percentage point above or below target up to 200% of target

Revenue Platform Increase (20%)	Achieve specified amount of increase in all contracted revenue for 2021 based on new contracts and renewals signed in 2020	Revenue Platform is recurring revenue	Increase represented by the target Up to 200% of target available for achieving double the Revenue Platform

Licensing Business Execution (10%)	Achieve measurable progress with key customers in mobile and CE licensing programs	Internal metric created related to stage of licensing negotiations with key customers Targets set for Mobile and CE licensing customers separately	Bonus element pays out if specific pre-defined strategic accomplishments are achieved

Business Transformation (10%)	Successfully execute advancement of culture and engagement projects as well as advance system and process infrastructure optimization to support globalization

Continuation of culture work with an enhanced focus on global mindset and integrating engagement initiatives as part of our Rebirth efforts

Includes specific communication related goals

Systems/Infrastructure/Process optimization to support globalization

Strategic partnership(s) to provide compass for R&I and/or to expand revenue opportunities

M&A to strengthen offering in current strategic markets

Leadership & overall organization structure and capabilities obtained/integrated to meet forward-looking objectives

Bonus element pays out if specific pre-defined strategic accomplishments are achieved

A scorecard approach was adopted for this metric, with each component equally weighted but individually evaluated at the end of the performance period

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Performance Measure (relative weight)	Description	Goal/Objectives	Determination of Payout Level
Innovation (10%)	Generate patent filings as well as contributions to 5G, video and other standards; achieve external recognition of innovation success

Standards participation – meet or exceed specified targets for wireless and video standards contributions and related patent applications

Specified external Boards/Committees/ Standards Leadership roles/Invited Speaking Spots addressing future wireless and video technologies

Specified number of publications published in peer reviewed journals/conferences again involving both wireless and video innovations

Demonstrate successful R&D workforce retention consistent with strategic objectives

Bonus element pays out if specific pre-defined strategic accomplishments are achieved

A scorecard approach was adopted for this metric, with each component equally weighted but individually evaluated at the end of the performance period

Expense Management (10%)	Bring costs in line with 2017 levels	Achievement of 2020 pro forma operating expense exit rate equal to 2017 target	Threshold cost level set, above which would yield 0% achievement

Compensation Committee Discretion (20%)	Allow Compensation Committee to adjust performance upward or downward as a result of unexpected outcomes or circumstances		Bonus component pays out based on overall subjective evaluation of company performance

These strategic corporate performance goals were structured to challenge and motivate executives and intended to align the executive team around a key set of company performance objectives.

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On January 27, 2021, the Chief Executive Officer reported to the Compensation Committee on the final achievement of the strategic corporate goals and provided his assessment with respect to departmental and individual executive officer performance for the year. Actual achievement against each of these performance goals was determined at the conclusion of the fiscal year. The following table contains details of the achievement of each of the components of the STIP, along with the payout assigned to each component according to its level of achievement:

Corporate Performance Goals: Outcomes
Goal (Target metric weight)	Threshold Payout	Target Payout	Maximum Payout	Achievement	Component Payout
Total Revenue	$315M 0%	$330M 20%	$360M 40%	Total Revenue approximately 11% above target; achievement ratcheted 3x for every 1% above target	25%

Revenue Platform Increase	$0M 0%	$25M 20%	50M 40%	Increase in Revenue Platform revenue over 2019 level of approximately 178% of goal	36%

Licensing Business Execution	0%	10%	20%	80% of target achieved based on stages of negotiations reached with customers	8%

Business Transformation	0%	10%	20%	Achievement on each goal is provided in parenthesis following the goal description: • Continuation of culture work with an enhanced focus on global mindset (125%) • Systems/Infrastructure/Process optimization to support globalization (110%) • Strategic partnerships to provide compass for R&I or expand revenue opportunities (80%) • Leadership & overall organization capabilities obtained/integrated to meet forward-looking objectives (110%) • M&A to strengthen offering in current strategic markets (120%)	11%

Innovation	0%	10%	20%	Achievement on each goal is provided in parenthesis following the goal description: • Patent applications (150%) • Video standards contributions (120%) • Wireless standards contributions (129%) • External boards/committees participation (167%) • Publications (160%) • Successful R&I retention (100%)	14%

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Corporate Performance Goals: Outcomes
Goal (Target metric weight)	Threshold Payout	Target Payout	Maximum Payout	Achievement	Component Payout
Expense Management	0%	10%	20%	2020 Pro Forma operating expense exit rate equal to 2017 target	10%

Compensation Committee Discretion	0%	20%	40%

Project IDeal:

Seamlessly transitioned to all-remote work – implementation of Business Continuity Plan

Network infrastructure test allowed seamless transition to all-remote work

COVID Taskforce:

COVID taskforce provided ongoing guidance and support for rapidly evolving environment

Facilities created Return to Work Policies & Procedures, procured necessary supplies and prepared offices for re-opening, in compliance with ever-changing local, state and federal regulations

Infrastructure in place (Envoy application/building ventilation system audits completed to ensure safe workplace for those that had to visit office)

Government Relations – impacted licensing

(See further information below)

					24%

Overall Corporate Achievement	0%	100%	200%		128%

The Compensation Committee did not use its discretion to modify performance metrics under the STIP in light of COVID-19, however, as described in the table above, as part of its consideration of its discretionary goal, the Compensation Committee considered the substantial efforts made by the Company to continue operations and continue to perform in light of COVID-19 and its challenges. For example, the Committee considered that the Company proactively managed the dynamics presented with the COVID-19 pandemic while simultaneously investing in employee engagement. Recognizing the multi-faceted efforts needed to support our workforce, the Company undertook Project IDeal which embodied the various workstreams focused on delivering solutions and staying connected to our employees to create as ideal of a workforce possible for our employees now and going forward. Some of these efforts included responses in the following areas:

•	Virtual/Flexible Working resources: Invested in Microsoft Teams capability and enhancements for the global workforce and provided a remote work stipend for employees in support of home office needs.

•

Return to Office Approach: Launched return to office policies and procedures and provided COVID-19 Guidelines for In-Person meeting requests, prepared a formal Office Reopening Plan inclusive of occupancy, health, and safety standards and expectations in advance of office reopening’s globally, enacted infrastructure for application/building ventilation that were successfully audited to ensure a safe workplace for those employees who had to visit an office, and established a Future of Work team focused on the future work environment and crafting a formalized flexible work policy.

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•

Communication: Implemented IDcares ‘hotline’ to capture real time questions, comments, or feedback, launched two employee engagement surveys to assess how the company is responding to employee needs and how the company can continue to support employees – feedback was used to invest in areas that mattered most to employees, and a dedicated COVID-19 task force provided ongoing guidance due to the rapidly evolving global environment.

•

Engagement: Demonstrated a significant investment in wellness and wellbeing through monthly facilitated learning sessions, launching a global wellness platform, addressing ways to manage stress and fatigue, introducing a COVID for Good sharing channel, conducting on-going tailored internal training programs and sponsoring employees to attend best-in-class external development programs that align to their career aspirations and providing COVID-19 test kits to employees globally in advance of the holiday season.

Personal Performance Component. The Personal Performance component of each NEO’s STIP is based on pre-established criteria and evaluated by the Compensation Committee at the end of the year. For the CEO, the Compensation Committee considered the Board’s assessment of performance, as reflected in the assessment of the non-executive Chairman of the Board. For 2020, Mr. Merritt was further assessed on performance of the strategic corporate goals as his personal achievement of the following:

Goal	Achievements
Revenue	Despite certain macroeconomic conditions, InterDigital was able to successfully execute on its strategy to increase revenue, which increased to $359.0 million, the highest since 2017.

Increase in Revenue Platform	InterDigital’s recurring revenue saw a 13% increase year over year.

Licensing Business Execution	InterDigital continued to drive transparency in licensing through disclosing the rate structure, portfolio data and licensing principles, which contributed toward furthering negotiations, or, when necessary, engaging in litigation, to further licensing execution.

Business Transformation	InterDigital incorporated a number of new team members into its executive team across the organization.

Expense Management	InterDigital committed to bring its 2020 operating expense exit rate to 2017 levels, which it achieved.

For the other NEOs, the Compensation Committee reviewed the performance assessments provided by Mr. Merritt with respect to each executive’s individual performance and considered its own direct interactions with each NEO as well, including the impact on achievement of the strategic corporate goals and each how well such NEO’s department performed during the year with respect to the department’s goals/primary projects. After completing the evaluations, the Compensation Committee determined that the personal performance achievement against objectives for each executive was as follows:

Named Executive Officer	Personal Performance Factor (0%-200%)
William J. Merritt	120%
Richard J Brezski	105%
Richard L. Gulino	95%
Kai O. Öistämö	100%

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STIP Payout Calculation

Using the formula presented above, the payout for each executive was based on both Corporate Achievement and Personal Performance. The following table lays out the calculations for each Named Executive Officer for 2020:

Named Executive Officer	2020 Base Salary ($)	Target bonus as percentage of base salary	Corporate Achievement (applies to 50% of target award)	Personal Performance (applies to 50% of target award)	Overall achievement as % of target	Target bonus ($)	Actual Bonus ($)
Merritt	690,000	100%	128%	120%	124%	690,000	855,600
Brezski	402,500	75%	128%	105%	117%	301,875	351,684
Gulino	360,500	60%	128%	95%	112%	216,300	241,175
Öistämö(1)	609,000	100%	128%	100%	114%	456,750	520,695

(1)	Mr. Öistämö’s payout was pro-rated based on the portion of the year during which he worked.

The 2020 STIP awards paid to the NEOs were entirely in cash. The Grants of Plan-Based Awards Table below reports the threshold, target and maximum potential STIP payouts for each NEO for 2020, and the Summary Compensation Table below reports the amounts actually earned by each NEO for 2020 under the STIP.

Long-Term Compensation Program

The LTCP is designed to align management’s interests with those of the company’s shareholders to maximize the value of the company’s stock over the long term and to enhance retention efforts by incentivizing executive officers to drive the company’s long-term strategic plan. It consists of three components:

Equity Vehicle	What it Does	Vesting Requirements
Performance-based RSUs	Aligns NEO and shareholder interests by tying value to both business results and future stock price.	Achievement of specified performance goals is required for vesting. For performance that falls below threshold achievement, no equity vests; vesting is capped at 200% of target. Performance-based options’ exercise term is typically 7 to 10 years. Specific vesting occurs based on satisfaction of performance goals as set forth below under “– A Closer Look at 2020 LTCP Performance-Based RSUs and Options.”
Performance stock options	Rewards for stock price appreciation and achievement of underlying goals.

Time-based RSUs	Focuses our executives on long-term share ownership and sustained value.	Three-year cliff or ratable vesting of shares.

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2020 LTCP Grant

The Compensation Committee determines annually the participation level and components of each executive officer’s LTCP award, emphasizing internal pay equity between the company’s NEOs and other executives to motivate and incentivize performance across the senior management team and encourage collaboration and shared responsibility for executing the company’s strategic plan. The Compensation Committee approved LTCP equity grants on March 31, 2020 that were comprised of the following equity vehicles:

NEO	2020 LTCP Grant: Equity Mix
	Performance-Based RSUs	Performance Based Stock Options	Time-Based RSUs
William J. Merritt	33%	33%	33%
Richard J. Brezski	75%	0%	25%
Richard L. Gulino	75%	0%	25%
Kai O. Öistämö	33%	33%	33%

The table below shows the target award values for the 2020 LTCP grant for each of the NEOs:

	Performance-Based RSUs(1)	Performance-Based Stock Options(2)	Time-Based RSUs(1)	Total Value
William J. Merritt	$1,083,348	$1,083,348	$1,083,383	$3,250,079
Richard J. Brezski	900,008	—	300,002	1,200,010
Richard L. Gulino	675,028	—	225,024	900,052
Kai O. Öistämö	666,682	666,682	666,702	2,000,066

(1)	Award amounts for performance-based and time-based RSUs were determined based on the closing price of our common stock on March 31, 2020, the date of grant.

(2)	Individual award amounts for options were calculated based on Black-Scholes values.

A Closer Look at 2020 LTCP Performance-Based RSUs and Options. The actual number of performance-based RSUs and performance-based options (the “Performance Awards”) from the 2020 LTCP grant that may vest is based on the achievement of one or both goal(s) set by the Compensation Committee. The goals employed for the 2020 LTCP are Normalized Cash Flows (excluding China Revenue) and China Revenue Platform. If specified performance goals are not met, no payout will occur.

Performance Awards may vest at the end of a three-year performance period (January 1, 2020 through December 31, 2022) based on specified threshold, target and maximum levels of Normalized Cash Flow. If the threshold level of achievement is not met, no payout will occur. Goal achievement for performance that falls between the amounts established for threshold, target and maximum achievement above is calculated using straightline interpolation between the target achievement level and the actual achievement level. Achievement of the threshold level of performance will result in a 50% payout.

Performance Awards granted under the 2020 LTCP cycle alternatively may vest based on the second performance metric, China Revenue Platform. Growth in our China Revenue is much less predictable due to regulatory issues and the general business climate. Further, we believe the opportunities in China represent an outsized portion of our overall opportunity and recognize the strategic importance of rapidly acting on this initiative. As a result of these factors and to motivate our executives to grow our China Revenue stream, we have structured a portion of the 2020 LTCP as a set of milestones towards achieving our five-year goal for our China Revenue Platform (such awards, “Milestone Awards”). For each of the five milestones that is achieved, 20% of the executives’ target Milestone Awards will vest. The Milestone Awards may vest at any time during the 5-year performance period, to the extent that one or more of the milestones are achieved.

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The total aggregate achievement from the China Revenue Platform milestone goals and the Normalized Cash Flow goal cannot exceed 200% of target. For example, if all of the five China Revenue Platform goals have been achieved by December 31, 2022, the measurement date for the Normalized Cash Flow goal, yet the Normalized Cash Flow achievement reached the maximum level, only 100% of target will vest as a result of the Normalized Cash Flow goal achievement.

The first China Revenue Platform milestone goal was met in June 2020; as a result, 20% of target Milestone Awards vested on July 15, 2020.

Status of Prior LTCP Grants:

2018 LTCP Grant Interim Measurement: The 2018 LTCP performance-based RSUs have a five-year performance period (January 1, 2018 – December 31, 2022), with an interim measurement date on December 31, 2020. As of such interim measurement date, pursuant to the goals as modified in 2020, the company has not achieved the threshold pro forma EBITDA. As a result, 0% of the 2018 performance-based awards have vested. The Compensation Committee will reassess performance results at the end of the full performance period on December 31, 2022 to determine if any awards will vest at that time.

Our 2017, 2018 and 2019 performance based RSUs and options have an interim vesting feature that allows executives to earn all or a portion of their awards at the end of three years if the five-year goals are attained early. While our goals are rigorously set in line with performance expectations for the business over the full five years of the performance period, the Committee believes that putting an incentive in place to accelerate the attainment of our five-year goals is in the best interests of the business and our shareholders. While this feature did not yet result in a payout, we continue to believe that this feature continues to provide a powerful motivation to our executive team.

2017, 2018 and 2019 LTCP Grant Goals:    In 2017, 2018 and 2019, the NEOs at the time were granted performance-based RSUs and some also received performance-based options with vesting based on the achievement of revenue platform and pro forma EBITDA goals. However, subsequent strategic decisions by the company impacted their relevance and appropriateness. In particular, the company disposed of the Hillcrest product business in 2019; additionally, the company completed the Technicolor acquisition in 2019 taking on additional cost in support of investments in video technology. These significant changes, coupled with intricacies of the cost accounting around the Madison joint licensing program, the CIR research tax credit and related matters, added significant complexity to measuring pro-forma EBITDA.

As a result, and in order to ensure that the outstanding performance-based awards successfully continued to align management’s interest with those of the company’s shareholders and support the company’s leadership incentive objectives, the Compensation Committee approved the elimination of pro forma EBITDA goals as a scalable performance metric for the 2017, 2018 and 2019 LTCP performance cycles. Instead, the Compensation Committee approved pro forma EBITDA amounts as a threshold minimum for each grant. Maintaining the earnings goal as a threshold minimum retains a profitability metric while reflecting the business changes resulting from the acquisition and divestitures of the company. No modifications were made to the revenue targets, which remain appropriate and continue to drive shareholder value.

Other Practices, Policies and Guidelines

Stock Ownership Guidelines

To align the interests of our executive officers with those of our shareholders, the company has established stock ownership guidelines for its executive officers. The CEO’s target ownership level is no less than the lesser of (i) the amount of company stock with a value of at least five times his current annual base salary or (ii) 65,000 shares. The company’s other executive officers (including Mr. Brezski and Mr. Gulino) are expected to own no less than the lesser of (i) the amount of company stock with a value of at least two times their current annual base

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salary or (ii) 12,500 shares. While he was an executive officer of the company, Mr. Öistämö was expected to own no less than the lesser of (i) the amount of company stock with a value of at least three and one-half times his current annual base salary or (ii) 25,000 shares.

Qualifying stock includes shares of common stock held outright or through the company’s 401(k) Plan (as defined below), restricted stock and, on a pre-tax basis, unvested time-based RSUs. Unearned performance-based RSUs and unexercised options do not count towards ownership guidelines. For purposes of calculating the value of company stock holdings, each share or other qualifying stock unit is priced at a price per share/unit equal to the average closing stock price of the company’s common stock for the 200 trading days leading up to and including the calculation date. The 200-day average closing stock price is calculated annually on the date of the company’s annual meeting of shareholders.

Any executive who has not reached or fails to maintain his or her target ownership level must retain at least 50% of any after-tax shares derived from vested RSUs or exercised options until his or her level is met. An executive may not make any disposition of shares that results in his or her holdings falling below the target level without the express approval of the Compensation Committee. As of December 31, 2020, all of the NEOs were in compliance with the guidelines.

Prohibition Against Hedging & Clawback Policy

The company’s insider trading policy prohibits directors, officers, employees and consultants of the company from engaging in any hedging transactions involving company stock.

Compensation is subject to a clawback policy that would, under certain circumstances, entitle the company to recover certain compensation previously paid to the company’s executive officers, in accordance with the requirements of Section 304 of the Sarbanes-Oxley Act of 2002 and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act. In the event of any intentional misconduct or gross negligence by one or more executives that results in a material restatement of any company financial statement that was filed during the company’s then-current fiscal year or during one of the three prior full fiscal years, each executive would be required to repay or forfeit any excess compensation. The company will reevaluate its policy once final rules are adopted by the SEC and the NASDAQ Stock Market.

Savings and Protection and Nonqualified Deferred Compensation Plans

The company’s Savings and Protection Plan (“401(k) Plan”) is a tax-qualified retirement savings plan pursuant to which employees, including NEOs, are able to contribute the lesser of 100% of their annual base salary and bonus or the annual limit prescribed by the Internal Revenue Service (“IRS”) on a pre-tax basis. The company provides a 50% matching contribution on the first 6% of an employee’s eligible earnings contributed to the 401(k) Plan, up to the cap mandated by the IRS. The company offers this benefit to encourage employees to save for retirement and to provide a tax-advantaged means for doing so.

As noted above, the IRS imposes limits on the amounts that an employee may contribute annually to a 401(k) Plan account. The company’s nonqualified deferred compensation plan (the “deferred compensation plan”) provides a select group of management and highly compensated employees, including the NEOs, with an opportunity to defer up to 40% of their base salary and up to 100% of their STIP payment. For 2020, the company matched up to 50% of the first 6% of the participant’s eligible deferrals, determined on a combined plan basis taking into account deferred amounts under both the deferred compensation plan and the 401(k) Plan; in 2020, these contributions received the investment performance of the company’s common stock. Matching contributions are made once annually after the end of the year. Participants vest one-third in company matching contributions after one year of service, two-thirds after two years of service and fully after three years of service, a vesting schedule identical to the 401(k) Plan. For more information about the nonqualified deferred compensation plan, see “Nonqualified Deferred Compensation.”

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Severance Arrangements with NEOs

In October 2018, the company adopted the InterDigital, Inc. Executive Severance Policy, which has an initial term of three years and automatically renews for additional successive one-year periods thereafter (unless the company provides notice of non-renewal at least 30 days before the expiration of the term (as extended by any renewal period)). Among other things, the Executive Severance Policy provides severance payments and benefits upon certain qualifying terminations of employment, including upon termination of the NEO’s employment by the company without “Cause,” and provides for enhanced payments and benefits if such termination occurs on or within one year after a “Change in Control” of the company, each as defined in the Executive Severance Policy. For more information regarding the provisions governing these termination scenarios, please see “Potential Payments upon Termination or Change in Control.”

Recent Developments – Change in CEO

As disclosed in a Form 8-K filed on March 16, 2021, Mr. Merritt notified the Company of his intention to retire from his position at the Company and resign from the Board of Directors of the Company effective April 5, 2021. In consideration of his distinguished service to the Company and the Company’s desire to ensure a smooth transition to his successor, the Company entered into a Retirement & Transition Agreement and Release with Mr. Merritt (the “Merritt Retirement Agreement”) on March 16, 2021. Pursuant to the Merritt Retirement Agreement, Mr. Merritt agreed to provide limited transition services on a part-time basis for a period of 100 calendar days following April 5, 2021 in consideration of the Company’s agreement to provide Mr. Merritt with pro rata vesting of his unvested time-based restricted stock units (“RSUs”), in order to facilitate and ensure a smooth transition to his successor. All of Mr. Merritt’s other Company equity awards ceased vesting as of April 5, 2021.

In connection with Mr. Chen’s appointment as President and Chief Executive Officer of the Company and member of the Company’s Board of Directors, in each case effective April 5, 2021, the Company and Mr. Chen entered into an employment arrangement providing for his compensation. As further described in the Form 8-K, Mr. Chen is eligible to receive an annual base salary in the amount of $690,000, participation in the short-term incentive plan with a target payout of 100% of his annual base salary (and a maximum payout of 200% of his annual base salary), long-term equity incentive awards, a sign-on cash bonus of $1,500,000 (payable one-third upon his commencement of employment, and one-third on each of the six-month and 1-year anniversary of his commencement of employment, subject to his continued employment except as provided below), Company contributions to the deferred compensation plan, relocation assistance, and participation in the Company’s health and welfare benefit programs made available to other similarly situated employees as in effect from time to time.

Compensation-Related Risk Assessment

We have assessed our employee compensation policies and practices and determined that any risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on the company. In reaching this conclusion, the Compensation Committee considered all components of our compensation program and assessed any associated risks. The Compensation Committee also considered the various strategies and measures employed by the company that mitigate such risk, including: (i) the overall balance achieved through our use of a mix of cash and equity, annual and long-term incentives and time-and performance-based compensation; (ii) our use of multi-year vesting periods for equity grants; (iii) limits on the maximum goal achievement levels and overall payout amounts under STIP and LTCP awards; (iv) the company’s adoption of, and adherence to, various compliance programs, including a code of ethics, a clawback policy, a contract review and approval process and signature authority policy and a system of internal controls and procedures; (v) the use of normalized cash flow as a performance metric; and (vi) the oversight exercised by the Compensation Committee over the performance metrics and results under the STIP and the LTCP. In addition, compensation programs are reviewed with Pearl Meyer on an annual basis to ensure plans do not create incentives that would put the company at excessive risk. Based on the assessment described above, the

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Compensation Committee concluded that any risks associated with our compensation policies and practices were not reasonably likely to have a material adverse effect on the company.

Accounting for Share-Based Compensation

We follow FASB ASC Topic 718 for our share-based compensation awards. FASB ASC Topic 718 requires companies to measure the compensation expense for all share-based compensation awards made to employees and directors, including stock options and RSUs, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our NEOs may never realize any value from their awards. FASB ASC Topic 718 also requires companies to recognize the compensation cost of their share-based compensation awards in their income statements over the period that an executive officer is required to render services in exchange for the option or other award.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on its review and discussions, has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and the company’s Annual Report on Form 10-K.

COMPENSATION COMMITTEE:

Jean F. Rankin, Chair

S. Douglas Hutcheson

Philip P. Trahanas

The foregoing Compensation Committee report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act and shall not otherwise be deemed filed under these acts, except to the extent specifically incorporated by reference.

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Summary Compensation Table

The following table contains information concerning compensation awarded to, earned by or paid to our NEOs in the last three years (unless the NEO was not an executive officer of the Company during such year). Our NEOs consist of: (i) William J. Merritt, our former President and CEO who ceased to be an executive officer of the Company effective April 5, 2021; (ii) Richard J. Brezski, our CFO; (iii) Richard L. Gulino, our CLO, GC and Corporate Secretary; and (iv) Kai O. Öistämö, our former COO who ceased to be an executive officer of the Company effective September 30, 2020. Additional information regarding the items reflected in each column follows the table.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)(4)		Option Awards ($)(5)	Non-Equity Incentive Plan Compensation ($)(6)	All Other Compensation ($)(7)	Total ($)
William J. Merritt	2020	690,000	—	1,083,348		—	855,600	13,556	2,642,504
Former President and Chief	2019	681,346	—	1,083,383		1,083,383	555,450	13,406	3,416,967
Executive Officer	2018	640,000	—	1,666,750		—	660,000	42,621	3,009,287

Richard J. Brezski	2020	402,500	—	300,003		—	351,684	23,325	1,077,512
Chief Financial Officer	2019	400,783	—	250,000		—	243,009	23,094	916,886
and Treasurer	2018	396,550	—	250,050		—	252,801	20,132	919,483

Richard L. Gulino(8)	2020	357,332	—	225,024		—	241,175	13,078	836,609
Chief Legal Officer, General Counsel and
Corporate Secretary

Kai O. Öistämö	2020	463,777	—	666,683		—	520,695	89,182	1,740,337
Former Chief Operating Officer	2019	606,404	550,000	666,702		666,702	520,695	105,353	3,115,806
	2018	133,846	550,000	1,150,117	(9)	—	427,500	81,015	2,192,361

(1)

Base salary increases, as applicable, for 2020, 2019, and 2018 became effective on April 1, April 1, and July 1, respectively, of each year. Amounts reported reflect the value of base salary earned by each NEO during such years.

(2)	In connection with his hiring as COO in October 2018, Mr. Öistämö received a sign-on bonus, one-half of which was paid in 2018 and the other half of which was paid in 2019.

(3)

Amounts reported reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for time-based RSU awards granted during the designated fiscal year. The assumptions used in valuing these awards are incorporated by reference to Notes 2 and 13 to our audited financial statements included in our annual report on Form 10-K for the year ended December 31, 2020. Under generally accepted accounting principles, compensation expense with respect to stock awards granted to our employees and directors is generally equal to the grant date fair value of the awards and is recognized over the vesting periods applicable to the awards.

(4)

Amounts reported also reflect the value at the grant date of performance-based RSUs granted in such years based upon the probable outcome of the performance conditions for such awards, consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures. The assumptions used in valuing these awards are incorporated by reference to Notes 2 and 13 to our audited financial statements included in our annual report on Form 10-K for the year ended December 31, 2020.

On March 31, 2020, the company granted performance-based RSU awards to its NEOs, including Milestone Awards. Additionally, on January 15, 2020, the company granted a performance-based RSU award to Richard L. Gulino under the 2019 LTCP. As of such dates, consistent with the estimate determined as of the respective grant date under FASB ASC Topic 718, the probable outcome of the performance conditions for these grants did not meet the threshold for recording compensation cost, and, as a result, their grant date

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value was $0. The following table sets forth the grant date fair value of the performance-based RSUs granted to the NEOs in 2020 assuming that the highest level of performance conditions will be achieved and the grants vest at their maximum level equating to performance against target of at least 200%:

NEO	Maximum Value Performance-Based RSU Awards Granted in 2020 ($)
William J. Merritt	2,166,697
Richard J. Brezski	1,800,017
Richard L. Gulino	1,919,308
Kai O. Öistämö	1,333,365

(5)

Amounts reported reflect the value recognized for financial reporting purposes in accordance with FASB ASC Topic 718. During 2020, the company granted performance-based options to Mr. Merritt and Mr. Öistämö, including Milestone Awards. As of the grant date, consistent with the estimate determined as of the respective grant date under FASB ASC Topic 718, the probable outcome of the performance conditions for these grants did not meet the threshold for recording compensation cost, and, as a result, their grant date value was $0. The following table sets forth the grant date fair value of the performance-based stock options granted to Mr. Merritt and Mr. Öistämö in 2020 assuming that the highest level of performance conditions will be achieved and the grants vest at their maximum level of 200%.

NEO	Maximum Value 2020 LTCP Performance-Based Stock Option Awards ($)
William J. Merritt	$2,144,991
Richard J. Brezski	—
Richard L. Gulino	—
Kai O. Öistämö	$1,319,986

The weighted-average assumptions underlying the above valuations under the Black-Scholes option pricing model are as follows: expected term of 6.5 years; volatility of 37.5%; a risk-free interest rate of 0.6%; and a dividend yield of 3.1%.

(6)	Amounts reported include the value of payouts earned under the company’s STIP.

(7)	The following table details each component of the “All Other Compensation” column in the Summary Compensation Table for fiscal year 2020:

NEO	401(k) Plan Matching Contributions ($)(a)	Supplemental LTD ($)(b)	Deferred Compensation Plan Matching Contributions ($)(c)	PTO Payout ($)(d)	Travel Allowance ($)(e)	Total ($)
William J. Merritt	8,550	5,006	—	—	—	13,556
Richard J. Brezski	8,550	3,495	11,280	—	—	23,325
Richard L. Gulino	8,550	4,528	—	—	—	13,078
Kai O. Öistämö	—	5,353	—	3,829	80,000	89,182

(a)

Amounts represent company matching contributions to all employees, including the NEOs, on 50% of the first 6% of the employee’s eligible salary and annual bonus contributed to the 401(k) Plan, up to the maximum amount permitted by the Internal Revenue Service.

(b)	Amounts represent premium amounts paid by the company for supplemental executive long-term disability insurance for the benefit of such NEO.

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(c)

Amounts represent company matching contributions made pursuant to the company’s nonqualified deferred compensation plan for NEO contributions. For more information, see “Nonqualified Deferred Compensation.”

(d)	Amounts represent paid time off accrued but not taken, which, pursuant to company policy, is paid to employees upon employment termination.

(e)	Amount represents a taxable stipend to compensate Mr. Öistämö for expenses related to his travel between his home and the company’s office in Wilmington, Delaware.

(8)	Mr. Gulino was not among the company’s NEOs for 2018 or 2019.

(9)	Includes $150,052, or 1,903 restricted stock units, that Mr. Öistämö forfeited upon his resignation from the Board on October 8, 2018.

Grants of Plan-Based Awards in 2020

The following table summarizes the grants of (i) cash awards under the STIP and (ii) options (OPT), time-based RSU awards (TRSU) and performance-based RSU awards (PSU) under the LTCP, each made to the NEOs during the year ended December 31, 2020. Each of these types of awards is discussed in “Compensation Discussion and Analysis” above.

Name	Type of Award	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
William J. Merritt	STIP		0	690,000	1,380,000
	OPT	3/31/2020								93,586	44.63	0
	TRSU	3/31/2020							24,274			1,083,348
	PSU	3/31/2020				12,137	24,274	48,548				0

Richard J. Brezski	STIP		0	301,875	603,750
	TRSU	3/31/2020							6,722			300,003
	PSU	3/31/2020				10,083	20,166	40,332				0

Richard L. Gulino	STIP		0	216,300	432,600
	TRSU	1/15/2020							1,210			69,575
	TRSU	3/31/2020							5,042			225,024
	PSU	1/15/2020				2,475	4,950	9,900				0
	PSU	3/31/2020				7,563	15,125	30,250				0

Kai O. Öistämo	STIP		0	609,000	1,218,000
	OPT	3/31/2020								57,591	44.63	0
	TRSU	3/31/2020							14,938			666,683
	PSU	3/31/2020				7,469	14,938	29,876				0

(1)

Amounts reported represent the potential threshold, target and maximum STIP payouts depending on the level of performance achieved under the STIP for fiscal 2020. Such amounts ranged from 0 to 200% of the target payout, representing the maximum payout possible under the STIP. For all NEOs, the actual amount earned for fiscal 2020, which is reported in the Summary Compensation Table above, was based on the company’s achievement of the 2020 strategic corporate goals established by the Compensation Committee in January 2020 and individual performance of the NEO during 2020.

(2)

Amounts reported represent the potential threshold, target and maximum number of performance-based RSUs the NEO could earn, measured as of the grant date, pursuant to his or her performance-based RSU award for the 2020 LTCP. 100% achievement of the performance goal or goals associated with the award results in a 100% payout of the associated target amounts. Except for Milestone Awards, goal achievement for performance that falls between the amounts established for threshold, target and maximum achievement

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is calculated using straightline interpolation between the target achievement level and the actual achievement level, with a threshold payout of 50% of target and a maximum payout of 200% of target. In June 2020, 20% of performance-based RSUs constituting Milestone Awards vested at the target level upon satisfaction of the first milestone under the respective awards.

(3)

Amounts reported represent the target number of performance-based stock options granted. 100% achievement of the performance goal or goals associated with the award results in a 100% vesting of the associated target number of options. Except for Milestone Awards, goal achievement for performance that falls between the amounts established for threshold, target and maximum achievement is calculated using straightline interpolation between the target achievement level and the actual achievement level, with a threshold vesting of 50% of target and a maximum vesting of 200% of target. In June 2020, 20% of performance-based stock options constituting Milestone Awards vested at the target level upon satisfaction of the first milestone under the respective awards.

(4)

Grant date fair value of RSU awards is determined in accordance with FASB ASC Topic 718. The TRSU awards granted in 2020 are scheduled to vest in full on March 15, 2023. Amounts reported for performance-based RSUs are based upon the probable outcome of the performance conditions, consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures. As of the date of grant, the probable outcome of the performance conditions for the 2020 LTCP did not meet the threshold for recording compensation cost, and, as a result, the grant date value of the performance-based RSU awards was $0. Accordingly, there is no value reported for the performance-based RSUs granted in 2020. Amounts reported also reflect the value at the grant date of the performance-based stock options granted in 2020 based upon the probable outcome of the performance conditions for such awards, consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures. As of the date of grant, the probable outcome of the performance conditions for these performance-based options did not meet the threshold for recording compensation cost, and, as a result, their grant date value was $0. Accordingly, there is no value reported for the performance-based stock options granted to Mr. Merritt or Mr. Öistämö in 2020. See footnote (5) to the Summary Compensation Table above for the grant date fair value of the performance-based stock options granted to Mr. Merritt or Mr. Öistämö in 2020 assuming that the highest level of performance conditions will be achieved and the grants vest at their maximum level of 200%.

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Outstanding Equity Awards at 2020 Fiscal Year End

The following table sets forth information concerning outstanding option and stock awards of the NEOs as of December 31, 2020.

			Option Awards					Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)
William J. Merritt	3/15/14		37,658	—	—	30.69	3/15/21
	3/15/15		24,291	—	—	52.85	3/15/22
	3/30/16		27,540	—	—	54.93	3/30/23
	3/30/17		25,126	—	—	85.85	3/30/24
	3/30/17	(6)								17,473	1,060,262
	7/16/18	(7)	—	—	127,470	83.35	7/16/28
	7/16/18							19,997	1,213,418
	7/16/18	(8)								19,997	1,213,418
	3/15/19		27,379	51,795	—	67.71	3/15/26
	3/15/19							16,024	973,429
	3/15/19	(9)								16,024	973,429
	3/31/20	(12)	18,718	—	74,867	44.63	3/31/2030
	3/31/20	(13)								21,815	1,325,555
	3/31/20							24,274	1,472,946

Richard J. Brezski	3/15/14		16,737	—	—	30.69	3/15/21
	3/15/15		10,796	—	—	52.85	3/15/22
	3/30/16		12,518	—	—	54.93	3/30/23
	3/30/17	(6)								6,116	371,119
	7/16/18							3,000	182,040
	7/16/18	(8)								8,999	546,059
	3/15/19							3,698	224,395
	3/15/19	(9)								11,094	673,184
	3/31/20							6,722	407,891
	3/31/20	(10)								16,128	978,647

Richard L. Gulino	10/15/19							962	58,374
	10/15/19	(9)								1,443	87,561
	1/15/20							1,210	73,423
	1/15/20	(9)								4,950	300,366
	3/31/20							5,042	305,949
	3/31/20	(10)								12,095	733,925

Kai O. Öistämö(11)	3/15/19		16,245	—	—	67.61	3/15/26

(1)

Amounts reported represent awards of options under the LTCP and are based on target performance measures. Except as described below, all options vest annually, in three equal installments, beginning on the first anniversary of the grant date. Certain of the 2018 and 2020 performance-based options vest upon the achievement of specified pre-approved milestones, when and if achieved, and not on pre-determined dates.

(2)

All awards granted are time-based RSUs granted under the LTCP. Awards granted on July 16, 2018 vested on March 15, 2021; awards granted on March 15, 2019, October 15, 2019 and January 15, 2020 are scheduled to fully vest on March 15, 2022; and awards granted on March 31, 2020 are scheduled to fully vest on March 15, 2023.

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(3)	Values reported were determined by multiplying the number of unvested time-based RSUs by $60.68, the closing price of our common stock on December 31, 2020.

(4)	Amounts reported were based on target performance measures and represent awards of performance-based RSUs made under the LTCP.

(5)

Values reported were based on target performance measures and determined by multiplying the number of unvested performance-based RSUs by $60.68, the closing price of our common stock on December 31, 2020.

(6)

Performance-based RSU award granted for the 2017 LTCP. Eligible to vest on March 15, 2022, subject to the achievement of pre-approved performance goals established by the Compensation Committee measured as of December 31, 2021.

(7)

Performance-based stock option award granted for the 2018 LTCP. Eligible to vest on March 15, 2023, subject to the achievement of pre-approved goals established by the Compensation Committee measured as of December 31, 2022. There is a two-year holding period following vesting of the performance-based stock options.

(8)

Performance-based RSU award granted for the 2018 LTCP. Eligible to vest on March 15, 2023, subject to the achievement of pre-approved goals established by the Compensation Committee measured as of December 31, 2022.

(9)

Performance-based RSU award granted for the 2019 LTCP. Eligible to vest on March 15, 2022, subject to the achievement of pre-approved goals established by the Compensation Committee measured as of December 31, 2021, and the remaining unvested portion, if any, shall remain eligible to vest on March 15, 2024, subject to the achievement of the same performance goals measured as of December 31, 2023.

(10)

Performance-based RSU award granted for the 2020 LTCP that will either vest on March 15, 2023, subject to the achievement of pre-approved goals established by the Compensation Committee measured as of December 31, 2022, or upon the achievement of specified pre-approved milestones, when and if achieved, and not on any pre-determined date.

(11)	Mr. Öistämö forfeited all of his unvested options and RSUs upon his resignation on September 30, 2020.

(12)

Performance-based stock option awards granted for the 2020 LTCP that will either vest on March 15, 2023, subject to the achievement of pre-approved goals established by the Compensation Committee measured as of December 31, 2022, or upon the achievement of specified pre-approved milestones, when and if achieved, and not on any pre-determined date. There is a two-year holding period following vesting of the performance-based stock options.

(13)

Performance-based RSU award granted for the 2020 LTCP that will either vest on March 15, 2023, subject to the achievement of pre-approved goals established by the Compensation Committee measured as of December 31, 2022, or upon the achievement of specified pre-approved milestones, when and if achieved, and not on any pre-determined date.

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Option Exercises and Stock Vested in 2020

The following table sets forth information, on an aggregated basis, concerning stock options exercised and stock awards vested during 2020 for the NEOs.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)(1)	Value Realized on Exercise ($)(2)	Number of Shares Acquired on Vesting (#)(3)	Value Realized on Vesting ($)(4)
William J. Merritt	22,085	344,305	11,029	538,411
Richard J. Brezski	7,362	113,890	6,198	317,917
Richard L. Gulino	—	—	3,030	167,801
Kai O. Öistämö	—	—	2,994	165,808

(1)

Amounts reported represent the total number of shares underlying exercised options, before deductions for tax withholdings and exercise price. The number of shares acquired from the net exercise was 3,910 for Mr. Merritt and 1,223 for Mr. Brezski.

(2)	Amounts reported represent the number of options exercised times the applicable market price less the number of options exercised times the option exercise price.

(3)	Includes dividend equivalents accrued and paid out in additional shares of common stock upon the vesting of the underlying awards.

(4)	Amounts reported represent the number of shares vested times the closing price of our common stock on the vesting date, plus cash in lieu of a fractional share.

Nonqualified Deferred Compensation

In 2013, the company introduced a nonqualified deferred compensation plan to complement the 401(k) Plan. The IRS imposes limits on the amounts that an employee may contribute annually to a 401(k) Plan account. The deferred compensation plan provides the company’s directors and designated select group of highly compensated employees, including the NEOs, with an opportunity to set aside additional compensation for their retirement. Pursuant to the terms of the deferred compensation plan, each eligible employee may elect to defer base salary and STIP payouts, and non-employee members of the Board may elect to defer Board fees, in each case, on a pre-tax basis and up to a maximum amount selected annually by the Compensation Committee.

An employee participant or director may allocate deferrals to one or more deemed investments under the deferred compensation plan. The amount of earnings (or losses) that accrue to a participant’s account attributable to deferrals depends on the performance of investment alternatives selected by the participant. The deemed investment options are currently similar to those available under the 401(k) Plan. However, a participant’s election of investment alternatives as measuring devices for determining the value of a participant’s account does not represent actual ownership of, or any ownership rights in or to, the investments to which the investment alternatives refer, nor is the company in any way bound or directed to make actual investments corresponding to such deemed investments.

The company will not make any matching or discretionary contributions to the accounts of directors. However, the company may, but is not required to, make matching or discretionary contributions in cash to the accounts of employee participants. Any such company contributions are subject to a vesting schedule as determined by the Compensation Committee. The specific terms for each plan year, including eligible compensation, minimum and maximum deferral amounts (by percentage of compensation) and matching terms, are determined on an annual basis by the Compensation Committee.

Employee participant and director account payment obligations are payable in cash on a date or dates selected by the employee participant or director or upon certain specified events such as termination of

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employment, death or disability, subject to change in certain specified circumstances. An employee participant or director may elect to defer to a single lump-sum payment of his or her account, or may elect payments over time.

For the 2020 plan year, eligible employees could elect to defer 6%, 10%, 20%, 30% or 40% of their base salary and 25%, 50%, 75% or 100% of their STIP. Matching contributions are determined on a combined plan basis taking into account deferred amounts under both the 401(k) Plan and the deferred compensation plan. Deferral elections had to be made by December 31, 2019. For 2020, a participant’s combined match for the 401(k) and deferred compensation plan was 50% of the combined deferrals up to 6% of the participant’s eligible deferrals, and matching contributions under the deferred compensation plan were deemed to be notionally invested in the InterDigital Stock Fund and were not eligible for transfer to other investment options. Matching contributions vest ratably based on years of service of the participant over three years in one-third increments, with the first vesting occurring after one year of service. Each NEO participating in the plan had at least three years of service with the company prior to the adoption of this plan; therefore, all will be immediately and fully vested in any matching contributions. Matching contributions are made once annually after the end of the year.

The following table sets forth the relevant NEO information regarding the deferred compensation plan for 2020.

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(4)
William J. Merritt	—	—	288,589	—	2,621,551
Richard J. Brezski	40,250	11,280	61,464	—	436,829
Richard L. Gulino	—	—		—	—
Kai O. Öistämö	—	—		—	—

(1)

Contributions include deferred 2020 salary amounts and deferred 2019 STIP amounts (corresponding to the portion of the 2019 STIP amount paid in 2020). The payouts of the 2020 STIP were not made until 2021. As a result, any deferrals of the 2020 STIP are not reflected in this column. For Mr. Brezski, $40,250, was included in the “Salary” column of the Summary Compensation Table.

(2)

For the 2020 plan year, the company matched deferrals up to 50% of the first 6% of the participant’s base salary and annual bonus, determined on a combined plan basis taking into account amounts deferred under both the 401(k) Plan and the deferred compensation plan during the 2020 calendar year. The amounts disclosed in this column reflect matching contributions (made by the company in 2021) for 2020 NEO deferral contributions and are included in the “All Other Compensation” column of the Summary Compensation Table for fiscal year 2020.

(3)

The company does not pay guaranteed, above-market or preferential earnings on deferred compensation. Therefore, the amounts in this column are not included in the Summary Compensation Table. Balances include earnings credited to the NEO’s account from notional investment alternatives elected by the NEO from alternatives that are similar to those available to participants in the 401(k) Plan.

(4)	Aggregate balance consists of employee contributions made in 2013 through 2020, company matching contributions for 2013 through 2020 and notional investment earnings through 2020.

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Set forth below are the amounts reported in the aggregate balance that were previously reported in the “Salary,” “Non-Equity Incentive Plan Compensation” and “All Other Compensation” columns of the Summary Compensation Table for fiscal years 2013 through 2019, in the aggregate:

Name	Salary ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)
William J. Merritt	401,347	1,205,746	191,656
Richard J. Brezski	190,767	50,192	64,454
Richard L. Gulino	—	—	—
Kai O. Öistämö	—	—	—

The deferred compensation plan was implemented in 2013. Therefore, there are no amounts included that were reported as compensation to any NEO prior to 2013.

Potential Payments upon Termination or Change in Control

InterDigital, Inc. Executive Severance and Change in Control Policy

As discussed above in “Compensation Discussion and Analysis,” our NEOs are eligible for benefits pursuant to the Executive Severance Policy, which provides for severance pay and benefits, among other things, in certain events of termination of employment, as described below.

Ms. Öistämö resigned from the Company on September 30, 2020. Therefore, no payments would have been made to him upon termination or change in control at December 31, 2020. The actual payments he received upon retirement are disclosed below under “Payments upon Resignation of Mr. Öistämö.” Effective April 5, 2021, Mr. Merritt retired from his position as President and Chief Executive Officer.

Time-Based RSU, Performance-Based RSU, Options, Performance-Based Stock Options and STIP Awards

If an NEO’s employment terminates due to disability or death or the NEO is terminated by the company without cause (as described below), the NEO would be entitled to pro-rata vesting of all time-based RSUs. For time-based RSU awards, the pro-rata portion of each grant is determined by multiplying the total number of RSUs by a fraction equal to the number of days during the period beginning on the grant date and ending on the original vesting date (“Restricted Period”) for which the NEO was employed by the total number of days during the Restricted Period.

If an NEO’s employment terminates for any reason prior to the second anniversary of the grant date of an award of performance-based RSUs granted under the 2009 Plan or prior to the last year of a Performance Period for performance-based RSUs or options granted under the 2017 Plan, the NEO would forfeit eligibility to receive any payout of such performance-based RSUs or performance-based options. If an NEO’s employment is terminated by the company without cause (as defined in the related award agreement) or by reason of the named executive officer’s death or disability, in each case, after the second anniversary of the grant date for performance-based RSUs granted under the 2009 Plan or during the last year of a Performance Period for performance-based RSUs or options granted under the 2017 Plan, the performance-based RSUs or options will vest as to a prorated portion (based on the number of payroll periods or days the NEO was employed during the applicable performance period) of the number of RSUs or options that would have otherwise become vested according to actual performance during the performance period. In the event of a termination without cause, the prorated vesting is conditioned upon the NEO’s execution of a release of claims in favor of the company within 60 days following termination of employment for all awards granted under the 2017 Plan.

If an NEO’s employment terminates without cause or by reason of an NEO’s death or disability, the NEO would be entitled to pro-rata vesting of stock options granted as part of the LTCP. Such prorated portion is

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determined by multiplying the total number of shares subject to the then-unvested portion of the option by the fraction equal to the number of days during the period beginning on the later of the grant date or the most recent vesting date and ending on the third anniversary of the grant date (“Restricted Period”) for which the NEO was employed divided by the total number of days during the Restricted Period and subject to the NEO’s execution of a release of claims in favor of the company within 60 days following termination of employment.

Pursuant to the terms of the Executive Severance Policy, in the event of a termination without “cause” or resignation for “good reason,” in each case, on or within one year following a “change in control” of the company, each NEO would be entitled to receive an amount equal to 100% of their respective target payouts under the STIP.

Pursuant to the terms of the equity awards and STIP, the NEO forfeits any such awards if employment terminates for cause or the NEO resigns.

Any rights that the NEOs would have under these awards in connection with other termination scenarios are discussed below in connection with the relevant scenario.

Deferred Compensation

If an NEO’s employment terminates with the company for any reason, the NEO would receive a distribution of deferred amounts under the deferred compensation plan, including the vested portion of any company matching or discretionary contributions, in accordance with the NEO’s applicable distribution elections. In the event of a termination due to death, the NEO would receive the balance of deferred compensation account in a lump sum as soon as administratively practicable. In the event the NEO is involuntarily terminated by the company, the NEO would receive the balance of the deferred compensation account in a lump sum within 90 days of the date of termination. In the event of a change in control, as defined by the deferred compensation plan, the NEO would receive a distribution of the account balance in a lump sum as soon as administratively practicable, but in no event later than 30 days from the effective date of the change in control.

Termination Scenarios

The following is a discussion of the various termination scenarios that would require us to make payments to the NEOs. Unless different treatment is indicated below, please see “Time-Based RSU, Performance-Based RSU, Option and Performance-Based Option and STIP Awards” above for a description of the treatment of the outstanding equity and STIP awards upon termination under each of the following termination scenarios.

Termination Due to Retirement

The retirement of an NEO would trigger the distribution of such NEO’s deferred amounts under the deferred compensation plan, if applicable, in accordance with his or her applicable distribution elections.

Termination Due to Death

In the event of the termination of an NEO’s employment due to death, the company would pay to the NEO’s executors, legal representatives or administrators an amount equal to the accrued but unpaid portion of the NEO’s base salary. The NEO’s executors, legal representatives or administrators would be entitled to receive the payment prescribed under any death or disability benefits plan in which the NEO was a participant as our employee, and to exercise any rights afforded under any compensation or benefit plan then in effect.

Termination for Cause

The company may terminate the employment of any NEO at any time for “cause” which is generally defined in the Executive Severance Policy to include: (a) acts or omissions constituting gross negligence,

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recklessness or willful misconduct on the part of the NEO with respect to the NEO’s obligations or otherwise relating to the business of the company; (b) the NEO’s material breach of the Executive Severance Policy or the company’s nondisclosure and assignment of ideas agreement; (c) the NEO’s conviction or entry of a plea of nolo contendere for fraud, misappropriation or embezzlement, any felony, or any crime of moral turpitude; or (d) the NEO’s willful neglect of duties as determined in the sole and exclusive discretion of the company (or the case of our Chief Executive Officer, the Board). In the event of such a termination, the NEO would be entitled to receive any earned but unpaid base salary and any accrued but unused paid time off, in each case as of the date of the termination (together, the “Standard Entitlements”).

Termination Without Cause

Pursuant to the terms of the Executive Severance Policy, in the event of a termination without cause, the NEO would be entitled to receive the Standard Entitlements. In addition, provided the NEO executes a separation agreement in a form acceptable to the company (which may include, among other things, a broad release of all claims against the company, a non-disparagement, a non-solicitation and other standard restrictive covenant provisions) (a “Separation Agreement”), the NEO would be entitled to receive: (i) severance in an amount equal to one and a half times base salary then in effect (or, in the case of our Chief Executive Officer, two and a half times base salary then in effect) paid over a period of eighteen months (or, in the case of our Chief Executive Officer, thirty months); (ii) health coverage on terms and conditions comparable to those most recently provided for the period of one year (or, in the case of our Chief Executive Officer, eighteen months) commencing upon the date of termination; and (iii) outplacement services in an amount not to exceed $10,000, paid by the company directly to the entity providing such services.

Termination Following a Change in Control

Pursuant to the terms of the Executive Severance Policy, if the company terminates an NEO other than for cause or such NEO terminates employment with us for “good reason”, in each case within one year following a change in control of the company, he or she would be entitled to receive the Standard Entitlements. In addition, provided that he or she executes a Separation Agreement, the NEO would be, entitled to (i) severance in an amount equal to two times base salary then in effect (in the case of our Chief Executive Officer, three times base salary then in effect) plus one times the target bonus under the STIP then in effect and (ii) an amount equal to the cost of continued health coverage on terms and conditions comparable to those most recently provided for the period of twenty-four months, in each case, paid in a lump sum 60 days after date of termination. Termination for “good reason” means the NEO’s resignation of employment with the company follows the occurrence of one or more of the following, in each case without the NEO’s consent: (i) a material diminution in the NEO’s base salary or in the NEO’s target bonus opportunity under the STIP as in effect for the year in which the termination occurs; (ii) a material diminution in the NEO’s title, authority, duties or responsibilities; (iii) a material failure to comply with payment of the NEO’s compensation; (iv) relocation of the NEO’s primary office more than 50 miles from the NEO’s current office; or (v) any other action or inaction that constitutes a material breach by the company of the Executive Severance Policy or the company’s nondisclosure and assignment of ideas agreement.

If the company terminates an NEO other than for cause or such NEO terminates his or her employment with us for good reason, in each case within one year following a change in control of the company, (i) the NEO would be entitled to the early vesting of all outstanding performance-based RSU and performance-based stock option awards at target and (ii) all outstanding stock option and time-based RSU awards would become fully vested. Those equity awards granted under the 2017 Plan would be subject to the NEO’s execution of a Separation Agreement. Any transfer restriction otherwise applicable to shares subject to performance-based stock options will lapse upon a change in control.

For this purpose, under the Executive Severance Policy, “change in control” has the same defined meaning as set forth in the company’s 2017 Equity Incentive Plan.

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Change in Control without Termination

In the event of a change in control without termination, outstanding performance-based RSU awards granted under the 2009 Plan will be treated as provided in the individual award agreement. A change in control without termination does not result in any acceleration of performance-based RSUs under the 2017 Plan.

Post-Termination Obligations

Each of the NEOs is bound by certain confidentiality obligations, which extend indefinitely. In addition, each of the NEOs is bound by certain covenants protecting our right, title and interest in and to certain intellectual property that either has been or is being developed or created in whole or in part by the NEO.

Taxes

In the event that the payments made to an NEO upon termination constitute “parachute payments” pursuant to Section 280G of the Code, the Executive Severance Policy provides that the payments will be either (i) reduced to such lesser amount that would result in no amount being subject to excise tax or (ii) made in full, whichever produces the larger after-tax net benefit to the NEO. The Executive Severance Policy does not provide for an excise tax “gross-up.”

Potential Payments upon Termination or Change in Control

The following tables reflect the potential payments and benefits that would be provided to each NEO upon: (i) termination due to disability; (ii) retirement; (iii) death; (iv) termination without cause; (v) termination by the NEO for good reason; (vi) termination by the company without cause or by the NEO for good reason within one year of a change in control of the company; and (vii) change in control of the company without a termination. The amounts shown assume that the termination (or the change in control in the case of (vii)) was effective as of December 31, 2020, and the price per share used to calculate the value of the company’s stock awards was $60.68, the per share closing market price of our common stock on December 31, 2020, the last business day of 2020. The amounts reflected are estimates of the amounts that would have been paid to the NEOs upon their termination pursuant to existing terms in place at December 31, 2020. In addition, note that the tables below do not take into account the cutback provision described above under “Termination Scenarios — Taxes.” As a result, the actual amounts paid could be lower than what is presented. The actual amounts to be paid can be determined only at the time the events described above actually occur.

William J. Merritt

As described above, in connection with his retirement from the Company effective April 5, 2021, the Company entered into the Merritt Retirement Agreement, pursuant to which Mr. Merritt agreed to provide limited transition services on a part-time basis for a period of 100 calendar days following April 5, 2021 in consideration of the Company’s agreement to provide Mr. Merritt with pro rata vesting of his unvested time-based restricted stock units (“RSUs”), in order to facilitate and ensure a smooth transition to his successor. All of Mr. Merritt’s other Company equity awards ceased vesting as of April 5, 2021. Mr. Merritt did not receive any of the cash severance set forth in the table below.

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Assuming the following events occurred on December 31, 2020, Mr. Merritt’s payments and benefits would have an estimated value of:

	Severance ($)		Long-Term Compensation Awards ($)		Deferred Compensation ($)(5)	Payments under Executive Life Insurance Program ($)(6)	Payments under Executive Long-Term Disability Program ($)(7)	Welfare Benefits ($)		Out- placement Services ($)(10)
Disability	—		2,169,132	(3)	2,621,551	—	20,000	—		—
Retirement	—		—		2,621,551	—	—	—		—
Death	—		2,169,132	(3)	2,621,551	750,000	—	—		—
Without Cause	1,725,000	(1)	2,169,132	(3)	2,621,551	—	—	35,774	(8)	10,000
Change in Control (Termination by Us Without Cause or by Mr. Merritt for Good Reason, within 1 year)	2,760,000	(2)	10,065,416	(4)	2,621,551	—	—	47,699	(9)	10,000
Change in Control (Without Termination)	—		—		2,621,551	—	—	—		—

(1)

This amount represents cash payments under our Executive Severance Policy equal to two and a half times Mr. Merritt’s base salary of $690,000, which he is entitled to receive once his Separation Agreement becomes effective and is payable in equal installments over a period of 30 months after the date of his termination.

(2)

This amount represents cash payments under our Executive Severance Policy equal to the sum of three times Mr. Merritt’s base salary of $690,000 plus his target 2019 STIP payout of $690,000. He is entitled to this amount at the date of his termination if his termination (by us without cause or by him for good reason) occurred within one year following a change in control, in a lump sum after his Separation Agreement becomes effective.

(3)

This amount represents the value, at December 31, 2020, of Mr. Merritt’s time-based and performance-based RSUs granted for the 2018 LTCP, time-based RSUs granted for the 2019 and 2020 LTCPs that would vest upon termination due to disability, death or termination by the company without cause. Pursuant to the terms of the awards, Mr. Merritt would forfeit eligibility to receive any payout of performance-based RSUs granted for the 2019 and 2020 LTCP since a termination on December 31, 2020, would not be in the final year of the applicable performance periods. For time-based RSU awards, the amounts were prorated based on the portion of the vesting period that would have transpired prior to cessation of employment. For the performance-based RSU award granted for the 2018 LTCP (the performance period for which ended December 31, 2020), the amount reflects the actual payout of 0% of target (based on actual performance over the performance period) prorated based on the portion of the vesting period that would have transpired prior to cessation of employment. All RSU amounts include accrued dividend equivalents, which are paid out in the form of additional shares of common stock at the time, and only to the extent, that the awards vest. The value shown is comprised of: (a) $1,181,122, representing the value of 19,465 time-based RSUs granted for the 2018 LTCP (plus cash in lieu of a fractional share); (b) $608,034, representing the value of 10,020 time-based RSUs granted for the 2019 LTCP (plus cash in lieu of fractional share); and (c) $379,975, representing the value of 6,262 time-based RSUs granted for the 2020 LTCP (plus cash in lieu of a fractional share). In addition, in the event of a termination by the company without cause, Mr. Merritt would also be entitled to pro rata vesting of his options granted for the 2019 LTCPs, resulting in the accelerated vesting of 6,392 options respectively. As the exercise price for the options granted to Mr. Merritt for the 2019 LTCPs is greater than $60.68, the value reflected in the table above for these options is zero.

(4)	This amount represents the value, at December 31, 2020, of Mr. Merritt’s time-based RSUs, performance-based RSUs and option awards granted for the 2018, 2019 and 2020 LTCPs that would vest upon

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termination (by us without cause or by him for good reason) within one year following a change in control. All performance-based RSU awards would be paid out at target. All RSU amounts include accrued dividend equivalents, which are paid out in the form of additional shares of common stock at the time, and only to the extent, that the awards vest. The value shown is comprised of: (a) $1,278,345 representing the value of 21,067 time-based RSUs granted for the 2018 LTCP (plus cash in lieu of a fractional share); (b) $1,278,345, representing the value of 21,067 performance-based RSUs granted for the 2018 LTCP (plus cash in lieu of a fractional share); (c) $1,104,316, representing the value of 16,716 time-based RSUs granted for the 2019 LTCP (plus cash in lieu of a fractional share); (d) $1,104,316 representing the value of 16,716 performance-based RSUs granted for the 2019 LTCP (plus cash in lieu of a fractional share); (e) $1,490,884, representing the value of 24,570 time-based RSUs for the 2020 LTCP (plus cash in lieu of a fractional share); (f) $1,341,687, representing the value of 22,111 performance-based RSUs for the 2020 LTCP (plus cash in lieu of a fractional share) and (g) $1,145,458 representing the value of 18,877 performance-based RSUs for the 2017 LTCP (plus cash in lieu of a fractional share). The value of the accelerated options is the aggregate spread between the closing stock price of $60.68 on December 31, 2020 and the exercise price of the options. Mr. Merritt also would be entitled to the accelerated vesting of 52,794 options granted for the 2019 LTCP, as well as 53,735 and 93,586 performance-based options granted for the 2018 and 2020 LTCPs respectively. The exercise price for outstanding options granted under the 2018 and 2019 LTCPs is greater than $60.89, the value reflected in the table above for these options is zero. The exercise price for the performance-options granted under the 2020 LTCP is 44.63, therefore, the value of the accelerated options from the 2020 LTCP would be $1,341,697.

(5)

This amount represents the balance, at December 31, 2020, of Mr. Merritt’s deferred compensation plan account (including matching contributions), which is payable (a) upon retirement, disability or his voluntary termination of employment with the company for any reason, a portion of which would be paid out in a lump sum within 90 days of the date of termination and a portion of which would be paid out in annual installments over five years, as applicable pursuant to Mr. Merritt’s deferral elections, (b) upon death, in a lump sum as soon as administratively practicable following his death, (c) upon an involuntary termination by the company, in a lump sum within 90 days of the date of termination and (d) upon a change in control, in a lump sum as soon as administratively practicable, but in no event later than 30 days from the effective date of the change in control.

(6)	This amount represents the payment prescribed under our basic term life insurance program, calculated as follows: 1.5 times base salary, up to a maximum of $750,000.

(7)

This amount represents the monthly benefit that would become payable to Mr. Merritt under our executive long-term disability plan in the event of his termination due to disability on December 31, 2020, calculated as follows: 60% of his monthly earnings (i.e., pre-tax base salary and annual bonus), up to $10,000, and a supplemental monthly payment of up to $10,000. Monthly benefits would be payable until the earlier of (a) the date he ceases to be totally disabled or (b) his 65th birthday.

(8)

This amount represents the value of health coverage pursuant to COBRA for a period of 18 months after termination on terms and conditions comparable to those most recently provided to Mr. Merritt as of December 31, 2020 pursuant to the Executive Severance Policy.

(9)

This amount represents the value of health coverage pursuant to COBRA for a period of 24 months after termination on terms and conditions comparable to those most recently provided to Mr. Merritt as of December 31, 2020 pursuant to the Executive Severance Policy.

(10)	This amount represents the maximum amount payable by the company for outplacement services in the event of termination by the company without cause or termination by the NEO for good reason.

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Richard J. Brezski

Assuming the following events occurred on December 31, 2020, Mr. Brezski’s payments and benefits would have an estimated value of:

	Severance ($)		Long-Term Compensation Awards ($)		Deferred Compensation ($)(5)	Payments under Executive Life Insurance Program ($)(6)	Payments under Executive Long-Term Disability Program ($)(7)	Welfare Benefits ($)		Out- placement Services ($)(10)
Disability	—		422,703	(3)	436,829	—	20,000	—		—
Retirement	—		—		436,829	—	—	—		—
Death	—		422,703	(3)	436,829	603,750	—	—		—
Without Cause	603,750	(1)	422,703	(3)	436,829	—	—	23,849	(8)	10,000
Change in Control (Termination by Us Without Cause or by Mr. Brezski for Good Reason, within 1 year)	1,106,875	(2)	3,631,665	(4)	436,829	—	—	47,699	(9)	10,000
Change in Control (Without Termination)	—		—		436,829	—	—	—		—

(1)

This amount represents cash payments under our Executive Severance Policy equal to one and a half times Mr. Brezski’s base salary of $402,500, which he is entitled to receive once his Separation Agreement becomes effective and is payable in equal installments over a period of 12 months after the date of his termination.

(2)

This amount represents cash payments under our Executive Severance Policy equal to the sum of two times Mr. Brezski’s base salary of $402,500 and one times his target 2019 STIP payout of $301,875. He is entitled to this amount at the date of his termination if his termination (by us without cause or by him for good reason) occurred within one year following a change in control, in a lump sum after his Separation Agreement becomes effective.

(3)

This amount represents the value, at December 31, 2020, of Mr. Brezski’s time-based and performance-based RSUs granted for the 2018 LTCP, time-based RSUs granted for the 2019 and 2020 LTCP that would vest upon termination due to disability, death or termination by the company without cause. Pursuant to the terms of the awards, Mr. Brezski would forfeit eligibility to receive any payout of performance-based RSUs granted in 2019 or 2020 since a termination on December 31, 2020 would be prior to the final year of a performance period. For time-based RSU awards, the amounts were prorated based on the portion of the vesting period that would have transpired prior to cessation of employment. For the performance-based RSU award granted for the 2018 LTCP (the performance period for which ended December 31, 2020), the amount reflects the actual payout of 0% of target (based on actual performance over the performance period) prorated based on the portion of the vesting period that would have transpired prior to cessation of employment. All RSU amounts include accrued dividend equivalents, which are paid out in the form of additional shares of common stock at the time, and only to the extent, that the awards vest. The value shown is comprised of: (a) $177,195 representing the value of 2.920 time-based RSUs granted for the 2018 LTCP (plus cash in lieu of a fractional share); (b) $140,298, representing the value of 2,312 time-based RSUs granted for the 2019 LTCP (plus cash in lieu of a fractional share); and (c) $105,210, representing the value of 1,734 time-based RSUs granted for the 2020 LTCP (plus cash in lieu of a fractional share).

(4)

This amount represents the value, at December 31, 2020, of Mr. Brezski’s time-based and performance-based RSUs granted pursuant to the 2018, 2019 and 2020 LTCP that would vest upon termination (by us without cause or by him for good reason) within one year following a change in control. All performance-based RSU awards would be paid out at target. All RSU amounts include accrued dividend equivalents, which are paid out in the form of additional shares of common stock at the time, and only to the extent, that

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the awards vest. The value shown is comprised of: (a) $191,781, representing the value of 3,161 time-based RSUs granted for the 2018 LTCP (plus cash in lieu of a fractional share); (b) $575,277, representing the value of 9,481 performance-based RSUs granted for the 2018 LTCP (plus cash in lieu of a fractional share); (c) $234,043, representing the value of 3,857 time-based RSUs granted for the 2019 LTCP (plus cash in lieu of a fractional share); (d) $702,248, representing the value of 11,573 performance-based RSUs granted for the 2019 LTCP (plus cash in lieu of a fractional share); (e) $412,806, representing the value of 6,803 time-based RSUs granted for the 2020 LTCP (plus cash in lieu of a fractional share); (f) $1,114,570, representing the value of 18,368 performance-based RSUs granted for the 2020 LTCP (plus cash in lieu of a fractional share); and (g) $400,939, representing the value of 6,607 performance-based RSUs granted for the 2017 LTCP

(5)

This amount represents the balance, at December 31, 2020, of Mr. Brezski’s deferred compensation plan account (including matching contributions), which is payable (a) upon retirement, disability or his voluntary termination of employment with the company for any reason, in a lump sum within 90 days of the date of termination, (b) upon death, in a lump sum as soon as administratively practicable following his death, (c) upon an involuntary termination by the company, in a lump sum within 90 days of the date of termination and (d) upon a change in control in a lump sum as soon as administratively practicable, but in no event later than 30 days from the effective date of the change in control.

(6)	This amount represents the payment prescribed under our basic term life insurance program, calculated as follows: 1.5 times base salary, up to a maximum of $750,000.

(7)

This amount represents the monthly benefit that would become payable to Mr. Brezski under our executive long-term disability plan in the event of his termination due to disability on December 31, 2020, calculated as follows: 60% of his monthly earnings (i.e., pre-tax base salary and annual bonus), up to $10,000, and a supplemental monthly payment of up to $10,000. Monthly benefits would be payable until the earlier of (a) the date he ceases to be totally disabled or (b) his 65th birthday.

(8)

This amount represents the value of health coverage pursuant to COBRA for a period of one year after termination on terms and conditions comparable to those most recently provided to Mr. Brezski as of December 31, 2020 pursuant the Executive Severance Policy.

(9)

This amount represents the value of health coverage pursuant to COBRA for a period of 24 months after termination on terms and conditions comparable to those most recently provided to Mr. Brezski as of December 31, 2020 pursuant to the Executive Severance Policy.

(10)	This amount represents the maximum amount payable by the company for outplacement services in the event of termination by the company without cause or termination by the NEO for good reason.

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Richard L. Gulino

Assuming the following events occurred on December 31, 2020, Mr. Gulino’s payments and benefits would have an estimated value of:

	Severance ($)		Long-Term Compensation Awards ($)		Deferred Compensation ($)(5)	Payments under Executive Life Insurance Program ($)(6)	Payments under Executive Long-Term Disability Program ($)(7)	Welfare Benefits ($)		Out- placement Services ($)(10)
Disability	—		159,704	(3)	—	—	20,000	—		—
Retirement	—		—		—	—	—	—		—
Death	—		159,704	(3)	—	540,750	—	—		—
Without Cause	540,750	(1)	159,704	(3)	—	—	—	23,849	(8)	10,000
Change in Control (Termination by Us Without Cause or by Mr. Gulino for Good Reason, within 1 year)	937,300	(2)	1,676,458	(4)	—	—	—	47,699	(9)	10,000
Change in Control (Without Termination)	—		—		—	—	—	—		—

(1)

This amount represents cash payments under our Executive Severance Policy equal to one and a half times Mr. Gulino’s base salary of $360,500, which he is entitled to receive once his Separation Agreement becomes effective and is payable in equal installments over a period of 12 months after the date of his termination.

(2)

This amount represents cash payments under our Executive Severance Policy equal to the sum of two times Mr. Gulino’s base salary of $360,500 and one times his target 2020 STIP payout of $216,300. He is entitled to this amount at the date of his termination if his termination (by us without cause or by him for good reason) occurred within one year following a change in control, in a lump sum after his Separation Agreement becomes effective.

(3)

This amount represents the value, at December 31, 2020, of Mr. Gulino’s time-based RSUs granted for the 2019 and 2020 LTCP that would vest upon termination due to disability, death or termination by the company without cause. Pursuant to the terms of the awards, Mr. Gulino would forfeit eligibility to receive any payout of performance-based RSUs granted in 2019 and 2020 since a termination on December 31, 2020, would be prior to the final year of a performance period. For time-based RSU awards, the amounts were prorated based on the portion of the vesting period that would have transpired prior to cessation of employment. RSU amounts include accrued dividend equivalents, which are paid out in the form of additional shares of common stock at the time, and only to the extent, that the awards vest. The value shown is comprised of: (a) $80,779, representing the value of 1,331 time-based RSUs granted for the 2019 LTCP (plus cash in lieu of a fractional share); and (b) $78,925, representing the value of 1,301 time-based RSUs granted for the 2020 LTCP (plus cash in lieu of a fractional share).

(4)

This amount represents the value, at December 31, 2020, of Mr. Gulino’s time-based and performance-based RSUs granted pursuant to the 2019 and 2020 LTCP that would vest upon termination (by us without cause or by him for good reason) within one year following a change in control. All performance-based RSU awards would be paid out at target. All RSU amounts include accrued dividend equivalents, which are paid out in the form of additional shares of common stock at the time, and only to the extent, that the awards vest. The value shown is comprised of: (a) $134,754, representing the value of 2,221 time-based RSUs granted for the 2019 LTCP (plus cash in lieu of a fractional share); (b) $396,118, representing the value of 6,528 performance-based RSUs granted for the 2019 LTCP (plus cash in lieu of a fractional share); (c) $309,675, representing the value of 5,103 time-based RSUs granted for the 2020 LTCP (plus cash in lieu of a fractional share); and (d) $835,912, representing the value of 13,776 performance-based RSUs granted for the 2020 LTCP (plus cash in lieu of a fractional share).

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(5)	This amount represents the balance, at December 31, 2020, of Mr. Gulino’s deferred compensation plan account.

(6)	This amount represents the payment prescribed under our basic term life insurance program, calculated as follows: 1.5 times base salary, up to a maximum of $750,000.

(7)

This amount represents the monthly benefit that would become payable to Mr. Gulino under our executive long-term disability plan in the event of his termination due to disability on December 31, 2020, calculated as follows: 60% of his monthly earnings (i.e., pre-tax base salary and annual bonus), up to $10,000, and a supplemental monthly payment of up to $10,000. Monthly benefits would be payable until the earlier of (a) the date he ceases to be totally disabled or (b) his 65th birthday.

(8)

This amount represents the value of health coverage pursuant to COBRA for a period of one year after termination on terms and conditions comparable to those most recently provided to Mr. Gulino as of December 31, 2020 pursuant the Executive Severance Policy.

(9)

This amount represents the value of health coverage pursuant to COBRA for a period of 24 months after termination on terms and conditions comparable to those most recently provided to Mr. Gulino as of December 31, 2020 pursuant to the Executive Severance Policy.

(10)	This amount represents the maximum amount payable by the company for outplacement services in the event of termination by the company without cause or termination by the NEO for good reason.

Payments upon Resignation of Kai O. Öistämö

Upon Mr. Öistämö’s resignation from the Company on September 30, 2020, Mr.  Öistämö did not receive any severance payments and forfeited all of his unvested RSUs and options.

Chief Executive Officer Pay Ratio

We believe our executive compensation program must be consistent and internally equitable to motivate our employees to perform. The Compensation Committee monitors the relationship between the pay of our executive officers and the pay of our non-executive employees. The Compensation Committee reviewed a comparison of our Chief Executive Officer’s annual total compensation in fiscal year 2020 to that of the median of all other employees for that same period.

Now that Technicolor SA, has been fully integrated into the organization and significantly increased our headcount, we identified a new median employee for fiscal year 2020 to calculate our pay ratio. Due to the inclusion of these additional employees outside of the United States, our pay ratio increased from the 19 times pay ratio in 2019, as the pay of the newly included employees is lower than those examined in the United States in 2019.

Our Chief Executive Officer’s total 2020 compensation, as set forth in the Summary Compensation Table above, was approximately $2,642,504, and our median employee’s total 2020 compensation was approximately $113,969, making our Chief Executive Officer’s pay in 2020 approximately 23 times the pay of our median employee.

The pay ratio described above is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. The median employee was identified by determining the compensation for each employee using the following consistently applied compensation measures:

•	Annual Salary for fiscal year 2020;

•	Annual incentive bonus target (i.e., STIP award); and

•	Grant date fair value of equity awards (or long-term cash compensation award) granted during fiscal year 2020.

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Our calculation includes all employees in the United States, France, Canada, United Kingdom, Germany, Finland and Belgium as of December 31, 2020. We applied U.S. exchange rates to the compensation elements paid in non-U.S. dollars.

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EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes the company’s equity compensation plan information relating to the common stock authorized for issuance under the company’s equity compensation plans as of December 31, 2020:

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))(2)
Equity compensation plans approved by InterDigital shareholders	1,568,438	$58.83	933,695
Equity compensation plans not approved by InterDigital shareholders(3)	—		—
Total	1,568,438		933,695

(1)

Column (a) includes 267,115 shares of common stock underlying outstanding time-based RSU awards, 784,672 shares of common stock underlying outstanding performance-based RSU awards, assuming a maximum payout of 200% of the target after the end of the applicable performance period, 26,397 shares of common stock underlying outstanding time-based stock options, and 393,834 shares of common stock underlying outstanding performance-based stock options, assuming a maximum payout of 200% of the target after the end of the applicable performance period, as well as 47,003 dividend equivalents credited in respect of the RSU awards. Because there is no exercise price associated with RSUs, these stock awards are not included in the weighted-average exercise price calculation presented in column (b). Dividend equivalents are paid in shares of common stock at the time, and only to the extent, that the related RSU awards vest.

(2)

On June 14, 2017, the company’s shareholders adopted and approved our 2017 Equity Incentive Plan (the “2017 Plan”), which provides for grants of stock options, stock appreciation rights, restricted stock, RSUs, performance units, performance shares and incentive cash bonuses. Amounts reported relate to securities available for future issuance under the 2017 Plan.

(3)	The company does not have any awards outstanding or shares remaining available for grant under equity compensation plans not approved by its shareholders.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

How many shares of the company’s common stock do the directors, director nominees, executive officers and certain significant shareholders own?

The following table sets forth information regarding the beneficial ownership of the 30,812,218 shares of our common stock outstanding as of March 31, 2021, except as otherwise indicated below, by each person who is known to us, based upon filings with the SEC, to beneficially own more than 5% of our common stock, as well as by each director, each director nominee, each NEO and all directors and executive officers as a group. Except as otherwise indicated below and subject to the interests of spouses of the named beneficial owners, each named beneficial owner has sole voting and sole investment power with respect to the stock listed. None of the shares reported are currently pledged as security for any outstanding loan or indebtedness. If a shareholder holds options or other securities that are exercisable or otherwise convertible into our common stock within 60 days of March 31, 2021, pursuant to SEC rules, we treat the common stock underlying those securities as beneficially owned by that shareholder, and as outstanding shares when we calculate that shareholder’s percentage ownership of our common stock. However, pursuant to SEC rules, we do not consider that common stock to be outstanding when we calculate the percentage ownership of any other shareholder. The table below excludes dividends and dividend equivalent units that will be payable on April 28, 2021.

	Common Stock
Name	Shares	Percent of Class
Directors and Director Nominees:
Liren Chen	—	—
Joan H. Gillman(1)	9,026	*
S. Douglas Hutcheson(2)	16,123	*
John A. Kritzmacher	14,144	*
Pierre-Yves Lesaicherre	—	—
John D. Markley, Jr.(3)	7,500	*
William J. Merritt(4)	310,985	1.0%
Jean F. Rankin	22,038	*
Philip P. Trahanas(5)	9,314	*
Named Executive Officers:
Richard J. Brezski(6)	71,823	*
Richard L. Gulino	2,101	*
Kai O. Öistämö(7)	13,308	*
All directors, director nominees and named executive officers as a group (12 persons)(8)	476,361	1.5%
Greater Than 5% Shareholders:
BlackRock, Inc.(9)	3,677,761	11.9%
55 East 52nd Street New York, New York 10055
The Vanguard Group(10)	2,864,498	9.3%
100 Vanguard Boulevard Malvern, Pennsylvania 19355

*	Represents less than 1% of our outstanding common stock.

(1)	Includes 8,701 shares of common stock that have vested but have been deferred by Ms. Gillman.

(2)	Includes 9,741 shares of common stock that have vested but have been deferred by Mr. Hutcheson.

(3)	Includes 2,119 shares of common stock that have vested but have been deferred by Mr. Markley.

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(4)

Includes 148,469 shares of common stock that Mr. Merritt has the right to acquire through the exercise of stock options and 3,422 shares of common stock beneficially owned by Mr. Merritt through participation in the 401(k) Plan.

(5)	Includes 9,314 shares of common stock that have vested but have been deferred by Mr. Trahanas.

(6)

Includes 23,314 shares of common stock that Mr. Brezski has the right to acquire through the exercise of stock options and 1,875 shares of common stock beneficially owned by Mr. Brezski through participation in the 401(k) Plan.

(7)	Mr. Öistämö was not an executive officer of the company as of March 31, 2021, but is an NEO for purposes of this proxy statement

(8)

Includes: 188,028 shares of common stock that all directors, director nominees and named executive officers as a group have the right to acquire through the exercise of stock options; 29,875 shares of common stock that have vested but have been deferred by all directors, director nominees and named executive officers as a group; and 5,296 shares of common stock beneficially owned by all directors, director nominees and named executive officers as a group through participation in the 401(k) Plan.

(9)

As of December 31, 2020, based on information contained in the Schedule 13G/A filed on February 5, 2021 by BlackRock, Inc. With respect to the shares beneficially owned, BlackRock, Inc. reported that it has sole voting power with respect to 3,617,115 shares and sole dispositive power with respect to 3,677,761 shares.

(10)

As of December 31, 2020, based on information contained in the Schedule 13G/A filed on February 10, 2021 by The Vanguard Group. With respect to the shares beneficially owned, the Vanguard Group reported that it has sole voting power with respect to 0 shares, shared voting power with respect to 44,437 shares, sole dispositive power with respect to 2,796,846 shares and shared dispositive power with respect to 67,652 shares.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The company has a written statement of policy with respect to related person transactions that is administered by the Audit Committee. Under the policy, a “Related Person Transaction” means any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) between the company (including any of its subsidiaries) and a related person, in which the related person had, has or will have a direct or indirect interest. A “Related Person” includes any of our executive officers, directors or director nominees, any shareholder owning in excess of 5% of our common stock, any immediate family member of any of the foregoing persons, and any firm, corporation or other entity in which any of the foregoing persons is employed as an executive officer or is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest. Related Person Transactions do not include certain transactions involving only director or executive officer compensation, transactions where the Related Person receives proportional benefits as a shareholder along with all other shareholders, transactions involving competitive bids or transactions involving certain bank-related services.

Pursuant to the policy, a Related Person Transaction may be consummated or may continue only if:

•	The Audit Committee approves or ratifies the transaction in accordance with the terms of the policy; or

•

The chair of the Audit Committee, pursuant to authority delegated to the chair by the Audit Committee, pre-approves or ratifies the transaction and the amount involved in the transaction is less than $100,000, provided that, for the Related Person Transaction to continue, it must be approved by the Audit Committee at its next regularly scheduled meeting.

It is the company’s policy to enter into or ratify Related Person Transactions only when the Audit Committee determines that the Related Person Transaction in question is in, or is not inconsistent with, the best interests of the company, including but not limited to situations where the company may obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or where the company provides products or services to Related Persons on an arm’s length basis on terms comparable to those provided to unrelated third parties or on terms comparable to those provided to employees generally.

In determining whether to approve or ratify a Related Person Transaction, the committee takes into account, among other factors it deems appropriate, whether the Related Person Transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the Related Person’s interest in the transaction.

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OTHER MATTERS

During 2020, did all directors and officers timely file all reports required by Section 16(a) of the Exchange Act?

Based solely upon a review of filings with the SEC furnished to us and written representations that no other reports were required, we believe that, during and with respect to 2020, all of our directors and officers timely filed all reports required by Section 16(a).

How may shareholders make proposals or director nominations for the 2022 annual meeting?

Shareholders interested in submitting a proposal for inclusion in our proxy statement for the 2022 annual meeting may do so by submitting the proposal in writing to our Corporate Secretary at InterDigital, Inc., 200 Bellevue Parkway, Suite 300, Wilmington, DE 19809-3727. To be eligible for inclusion in our proxy statement for the 2022 annual meeting, shareholder proposals must be received no later than December 17, 2021, and they must comply with all applicable SEC requirements. The submission of a shareholder proposal does not guarantee that it will be included in our proxy statement.

Our bylaws also establish an advance notice procedure with regard to nominations of persons for election to the Board and shareholder proposals that are not submitted for inclusion in the proxy statement but that a shareholder instead wishes to present directly at an annual meeting. Shareholder proposals and nominations may not be brought before the 2022 annual meeting unless, among other things, the shareholder’s submission contains certain information concerning the proposal or the nominee, as the case may be, and other information specified in our bylaws, and we receive the shareholder’s submission no earlier than March 4, 2022, and no later than April 3, 2022. However, if the date of our 2022 annual meeting is more than 30 days before or more than 60 days after the anniversary of our 2021 annual meeting, the submission and the required information must be received by us no earlier than the 90th day prior to the 2022 annual meeting and no later than the later of the 60th day prior to the annual meeting or the 15th day following the day on which we first publicly announce the date of the 2022 annual meeting. Proposals or nominations that do not comply with the advance notice requirements in our bylaws will not be entertained at the 2022 annual meeting. A copy of the bylaws may be obtained on our website at http://ir.interdigital.com under the IR menu heading “Governance – Governance Documents,” or by writing to our Corporate Secretary at InterDigital, Inc., 200 Bellevue Parkway, Suite 300, Wilmington, DE 19809-3727.

Who pays for the proxy solicitation costs?

We will bear the entire cost of proxy solicitation, including preparation, assembly, printing and mailing of the Notice, this proxy statement, the proxy card and any additional materials furnished to shareholders. Copies of proxy solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others to forward to such beneficial owners. In addition, we may reimburse such persons for their cost of forwarding the solicitation materials to such beneficial owners. Our directors, officers or regular employees may supplement solicitation of proxies by mail through the use of one or more of the following methods: telephone, email, telegram, facsimile or personal solicitation. No additional compensation will be paid for such services. For 2021, we have also engaged Alliance Advisors, LLC, a professional proxy solicitation firm, to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners for an anticipated fee of not more than $10,000.

What is “householding” of proxy materials, and can it save the company money?

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single annual report and proxy statement to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies.

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Although we do not household for registered shareholders, a number of brokerage firms have instituted householding for shares held in street name, delivering a single set of proxy materials to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, now or in the future, you no longer wish to participate in householding and would prefer to receive a separate Notice or annual report and proxy statement, please notify us by calling (302) 281-3600 or by sending a written request to our Corporate Secretary at InterDigital, Inc., 200 Bellevue Parkway, Suite 300, Wilmington, DE 19809-3727, and we will promptly deliver a separate copy of our Notice or annual report and proxy statement, as applicable. If you hold your shares in street name and are receiving multiple copies of the Notice or annual report and proxy statement and wish to receive only one, please notify your broker.

How can I receive the annual report?

We will provide to any shareholder, without charge, a copy of our 2020 annual report on Form 10-K upon written request to our Corporate Secretary at InterDigital, Inc., 200 Bellevue Parkway, Suite 300, Wilmington, DE 19809-3727. Our 2020 annual report and this proxy statement are also available online at http://ir.interdigital.com/FinancialDocs.

Will there be any other business conducted at the annual meeting?

As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to in this proxy statement. If any other matter is properly brought before the annual meeting for action by shareholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

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Appendix A

INTERDIGITAL, INC.

2017 EQUITY INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Plan are:

•	to attract and retain the best available personnel,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares, Incentive Cash Bonuses, and other stock or cash awards as the Administrator may determine.

2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan. Unless otherwise determined by the Board, the Compensation Committee of the Board will be the Administrator.

(b) “Affiliate” means any entity that, directly or indirectly, controls, is controlled by, or is under common control with, the Company.

(c) “Applicable Laws” means the requirements relating to the administration of equity-based awards and the related issuance of Shares under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and, only to the extent applicable with respect to an Award or Awards, the tax, securities, exchange control, and other laws of any jurisdictions other than the United States where Awards are, or will be, awarded under the Plan. Reference to a section of an Applicable Law or regulation related to that section shall include such section or regulation, any valid regulation issued under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(d) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, Incentive Cash Bonuses, or other stock or cash awards as the Administrator may determine.

(e) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(f) “Board” means the Board of Directors of the Company.

(g) “Change in Control” means the occurrence of any of the following events:

(i) A change in the ownership of the Company that occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control. Further, if the shareholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of 50% or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event shall not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities that own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(ii) A change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) A change in the ownership of a substantial portion of the Company’s assets that occurs on the date that any Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets:

(1) a transfer to an entity that is controlled by the Company’s shareholders immediately after the transfer, or

(2) a transfer of assets by the Company to:

a) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock,

b) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company,

c) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or

d) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3).

For purposes of this definition, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(h) “Code” means the Internal Revenue Code of 1986. Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(i) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or a duly authorized committee of the Board, in accordance with Section 4 hereof.

(j) “Common Stock” means the common stock of the Company.

(k) “Company” means InterDigital, Inc., a Pennsylvania corporation, or any successor thereto.

(l) “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent, Subsidiary or Affiliate to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided, further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

(m) “Covered Employee” means any Service Provider who would be considered a “covered employee” within the meaning of Section 162(m) of the Code.

(n) “Determination Date” means the latest possible date that will not jeopardize the qualification of an Award granted under the Plan as “performance-based compensation” under Code Section 162(m).

(o) “Director” means a member of the Board.

(p) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(q) “Dividend Equivalent” means a credit, made at the discretion of the Administrator or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant. Dividend Equivalents will not be paid unless and until the portions of the Awards representing the Shares with respect to which such dividends were credited have vested.

(r) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent, Subsidiary or Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is increased or reduced.

(u) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market of The NASDAQ Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

Notwithstanding the foregoing, if the determination date for the Fair Market Value occurs on a weekend, holiday or other non-Trading Day, the Fair Market Value will be the price as determined under subsections (i) or

(ii) above on the immediately preceding Trading Day, unless otherwise determined by the Administrator. In addition, for purposes of determining the fair market value of shares for any reason other than the determination of the per Share exercise price of Options or Stock Appreciation Rights, fair market value will be determined by the Administrator in a manner compliant with Applicable Laws and applied consistently in the jurisdiction for such purpose. Note that the determination of fair market value for purposes of tax withholding may be made in the Administrator’s sole discretion subject to Applicable Laws and is not required to be consistent with the determination of Fair Market Value for other purposes.

(v) “Fiscal Year” means the fiscal year of the Company.

(w) “Full Value Award” means any Award that results in the issuance of Shares other than Options, Stock Appreciation Rights or other Awards that are based solely on an increase in value of the Shares following the grant date.

(x) “GAAP” means U.S. generally accepted accounting principles.

(y) “Incentive Cash Bonus” means an opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established for a performance period specified by the Administrator, granted pursuant to Section 12. Each Incentive Cash Bonus represents an unfunded and unsecured obligation of the Company.

(z) “Incentive Stock Option” means an Option that is intended to qualify and does qualify as an incentive stock option within the meaning of Section 422 of the Code.

(aa) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(bb) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(cc) “Option” means a stock option granted pursuant to the Plan.

(dd) “Outside Director” means a Director who is not an Employee.

(ee) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ff) “Participant” means the holder of an outstanding Award.

(gg) “Performance Goals” will have the meaning set forth in Section 13 of the Plan.

(hh) “Performance Period” means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.

(ii) “Performance Share” means an Award denominated in Shares that may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 11.

(jj) “Performance Unit” means an Award that may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and that may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 11.

(kk) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, continued service, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(ll) “Plan” means this 2017 Equity Incentive Plan.

(mm) “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

(nn) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(oo) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(pp) “Section 16(b)” means Section 16(b) of the Exchange Act.

(qq) “Securities Act” means the Securities Act of 1933, as amended.

(rr) “Section 409A” means Section 409A of the Code.

(ss) “Service Provider” means an Employee, Director or Consultant.

(tt) “Share” means a share of the Common Stock, as adjusted in accordance with Section 16 of the Plan.

(uu) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 10 is designated as a Stock Appreciation Right.

(vv) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(ww) “Trading Day” means a day on which the primary stock exchange or national market system on which the Common Stock trades is open for trading.

3. Stock Subject to the Plan.

(a) Stock Subject to the Plan. Subject to the provisions of Section 16(a) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is (i) 2,400,000 Shares, plus (ii) any Shares subject to stock options, restricted stock units, performance shares, performance units, or similar awards granted under the Company’s 2009 Stock Incentive Plan (the “2009 Plan”) that, on or after the date this Plan is approved by the Company’s shareholders, expire or otherwise terminate without having been exercised in full, or that are forfeited to or repurchased by the Company, with the maximum number of Shares to be added to the Plan as a result of clause (ii) equal to 1,460,461. For clarity, Shares used to pay the exercise price of an award granted under the 2009 Plan or to satisfy the tax withholding obligations related to an award granted under the 2009 Plan will not be added to the Plan pursuant to clause (ii) of the previous sentence. The Shares that may be issued under the Plan may be authorized, but unissued, or reacquired Common Stock.

(b) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to, or repurchased by, the Company due to failure to vest, then the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights, the forfeited or repurchased Shares) that were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, the gross Shares issued (i.e., Shares actually issued pursuant to a Stock Appreciation Right, as well as the Shares that represent payment of the exercise price and any applicable tax withholdings) pursuant to a Stock Appreciation Right will cease to be available under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will not become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. For purposes of clarification, no Shares purchased by the Company with proceeds received from the exercise of an Option or Stock Appreciation Right will become available for issuance under this Plan.

(c) Incentive Stock Options. Subject to adjustment as provided in Section 16, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal 200% of the sum of the aggregate Share number stated in Section 3(a) and, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan pursuant to Section 3(b).

(d) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

(e) Adjustment. The numbers provided in Sections 3(a) and 3(b) will be adjusted as a result of changes in capitalization and any other adjustments under Section 16(a).

(f) Substitute Awards. If the Administrator grants Awards in substitution for equity compensation awards outstanding under a plan maintained by an entity acquired by or consolidated with the Company, the grant of those substitute Awards will not decrease the number of Shares available for issuance under the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. Different Committees may administer the Plan with respect to different groups of Service Providers. The Board may retain the authority to concurrently administer the Plan with a Committee and may revoke the delegation of some or all authority previously delegated.

(ii) Section 162(m). Unless an Award is granted and administered solely by a Committee of two or more “outside directors” within the meaning of Code Section 162(m), it will not qualify as “performance-based compensation” within the meaning of Code Section 162(m).

(iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(v) Further Delegation. To the extent permitted by Applicable Laws, the Board or a Committee may delegate to one or more officers the authority to grant Awards to Employees of the Company or any of its Subsidiaries who are not Officers, provided that the delegation must specify any limitations on the authority required by Applicable Laws, including the maximum number or value of Shares that may be subject to the Awards granted by such officer(s). Such delegation may be revoked at any time by the Board or Committee. Any such Awards will be granted on the form of Award Agreement most recently approved for use by the Board or a Committee consisting solely of Directors, unless the resolutions delegating the authority permit the officer(s) to use a different form of Award Agreement approved by the Board or a Committee consisting solely of Directors.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of Shares to be covered by or the value of each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan (provided that all forms of Award Agreement must be approved by the Board or the Committee of Directors acting as the Administrator);

(v) to determine the terms and conditions, consistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi) to determine whether Awards will be adjusted for Dividend Equivalents;

(vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

(ix) to modify or amend each Award (subject to Sections 4(d) and 22 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to the applicable limits in Section 7(b) of the Plan);

(x) to waive any terms, conditions or restrictions;

(xi) to allow Participants to satisfy tax withholding obligations in such manner as prescribed in Section 17 of the Plan;

(xii) to delegate ministerial duties to any of the Company’s employees;

(xiii) to authorize any person to take any steps and execute, on behalf of the Company, any documents required for an Award previously granted by the Administrator to be effective;

(xiv) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award; and

(xv) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations, and interpretations will be final and binding on all Participants and any other holders of Awards and will be given the maximum deference permitted by Applicable Laws.

(d) No Exchange Program. The Administrator may not implement an Exchange Program.

5. Award Limitations.

(a) Annual Awards for Employees and Consultants. For so long as: (x) the Company is a “publicly held corporation” within the meaning of Code Section 162(m) and (y) the deduction limitations of Code Section 162(m) are applicable to the Company’s Covered Employees, then, subject to Section 16, the limits specified below shall be applicable to Awards issued under the Plan:

(i) Limits on Options. No Employee or Consultant shall receive Options during any Fiscal Year with respect to more than 300,000 Shares; provided, however, that in connection with a Participant’s initial service as an Employee, the Participant may be granted Options with respect to an additional 300,000 Shares.

(ii) Limits on Stock Appreciation Rights. No Employee or Consultant shall receive Stock Appreciation Rights during any Fiscal Year with respect to more than 300,000 Shares; provided, however, that in connection with a Participant’s initial service as an Employee, the Participant may be granted Stock Appreciation Rights with respect to an additional 300,000 Shares.

(iii) Limits on Restricted Stock. No Employee or Consultant shall receive Awards of Restricted Stock during any Fiscal Year with respect to more than 300,000 Shares; provided, however, that in connection with a Participant’s initial service as an Employee, the Participant may be granted Awards of Restricted Stock with respect to an additional 300,000 Shares.

(iv) Limits on Restricted Stock Units. No Employee or Consultant shall receive Awards of Restricted Stock Units during any Fiscal Year with respect to more than 300,000 Shares; provided, however, that in connection with a Participant’s initial service as an Employee, the Participant may be granted Awards of Restricted Stock Units with respect to an additional 300,000 Shares.

(v) Limits on Performance Shares. No Employee or Consultant shall receive Awards of Performance Shares during any Fiscal Year with respect to more than 300,000 Shares; provided, however, that in connection with a Participant’s initial service as an Employee, the Participant may be granted Awards of Performance Shares with respect to an additional 300,000 Shares.

(vi) Limits on Performance Units. No Employee or Consultant shall receive Awards of Performance Units with an aggregate initial value of greater than $3,000,000; provided, however, that in connection with a Participant’s initial service as an Employee, the Participant may be granted additional Awards of Performance Units with an aggregate initial value of $3,000,000.

(vii) Limits on Incentive Cash Bonuses. No Employee or Consultant shall receive Incentive Cash Bonuses with an aggregate value of greater than $3,000,000; provided, however, that in connection with a Participant’s initial service as an Employee, the Participant may be granted additional Incentive Cash Bonuses with an aggregate initial value of $3,000,000.

(b) Outside Director Limits. No Outside Director may, in any Fiscal Year, be paid cash compensation and granted Awards with an aggregate value (determined under GAAP with respect to Awards) greater than $1,000,000, except that such limit will be increased to $2,000,000 in the Fiscal Year of his or her initial service as an Outside Director. Any cash compensation paid or Awards granted to an individual for his or her services as an Employee, or for his or her services as a Consultant (other than as an Outside Director), will not count for purpose of this limitation.

6. Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Incentive Cash Bonuses, and such other cash or stock awards as the Administrator determines may be granted to Service Providers. Incentive Stock Options may be granted only to Employees of the Company or any Parent or Subsidiary of the Company.

7. Stock Options.

(a) Annual $100,000 Limit on Incentive Stock Options. Notwithstanding the designation of an Option as an Incentive Stock Option, to the extent that the aggregate fair market value of the Shares with respect to which incentive stock options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary of the Company) exceeds one hundred thousand dollars ($100,000), the portion of the Options falling within such limit will be Incentive Stock Options and the excess Options will be treated as Nonstatutory Stock Options. For purposes of this Section 7(a), incentive stock options will be taken into account in the order in which they were granted. The fair market value of the Shares will be determined as of the time the option with respect to such Shares is granted.

(b) Term of Option. The term of each Option will be stated in the Award Agreement but will not exceed 10 years from the date the Option is granted. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option will be 5 years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Option Exercise Price and Consideration.

(i) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(1) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.

(B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

(2) In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

(3) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii) Waiting Period and Exercise Dates. At the time an Option is granted and subject to the provisions of this Plan, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) other Shares, provided that such Shares have a fair market value (as determined in good faith by the Administrator) on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (4) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (5) by net exercise; (6) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (7) any combination of the foregoing methods of payment.

(d) Exercise of Option. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator, subject to the provisions of this Plan, and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 16 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

Each Award Agreement will specify the applicable post-termination exercise period following termination as a Service Provider.

8. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c) Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions. Subject to the provisions of this Plan, the Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement; provided, however that such dividends and distributions will be subject to the same restrictions on transferability and forfeitability (as applicable) as the Shares of Restricted Stock with respect to which they were paid, and the Company will hold such dividends and distributions until the restrictions on the Shares of Restricted Stock with respect to which they were paid have lapsed.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan in accordance with Section 3(b).

9. Restricted Stock Units.

(a) Grant of Restricted Stock Units. Subject to the terms of the Plan, Restricted Stock Units may be granted to Service Providers at any time and from time to time as determined by the Administrator.

(b) Restricted Stock Unit Agreement. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify such terms and conditions as the Administrator, in its sole discretion, will determine, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units and the form of payout, which, subject to Section 9(e), will be left to the discretion of the Administrator.

(c) Vesting Criteria and Other Terms. Subject to the provisions of this Plan, the Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, regional, department, business unit, business segment, affiliate, or individual goals (including, but not limited to, continued status as a Service Provider), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion. After the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any restrictions for such Restricted Stock Units.

(d) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as specified in the Award Agreement.

(e) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again will be available for grant under the Plan.

(f) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company and become available for grant under the Plan.

10. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan, provided, however, that the per Share exercise price will be not less than 100% of the Fair Market Value of a Share on the date of grant.

(c) Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the per Share exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(d) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than 10 years from the date of grant thereof.

(e) Payment of Stock Appreciation Right Amount. A Stock Appreciation Right may not be exercised for a fraction of a Share. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the per Share exercise price; multiplied by

(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof. Shares issued upon exercise of a Stock Appreciation Right will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until any such Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Shares subject to a Stock Appreciation Right, notwithstanding the exercise of the Stock Appreciation Right. The Company will issue (or cause to be issued) any such Shares promptly after the Stock Appreciation Right is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 16 of the Plan.

11. Performance Units and Performance Shares.

(a) Grant of Performance Units/Shares. Subject to the terms of the Plan, Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion.

(b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, regional, department, business unit, business segment, affiliate, or individual goals (including, but not limited to, continued status as a Service Provider), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made at the time(s) specified in the Award Agreement. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

12. Incentive Cash Bonuses.

(a) Grant of Incentive Cash Bonuses. Subject to the terms of the Plan, Incentive Cash Bonuses may be granted to Service Providers at any time and from time to time as determined by the Administrator.

(b) Terms of Incentive Cash Bonuses. The Administrator, in its sole discretion, will determine the terms and conditions of each Incentive Cash Bonus, including (i) the target and maximum amount payable to a Participant as an Incentive Cash Bonus, (ii) the performance objectives and level of achievement versus these objectives that shall determine the amount of such payment, (iii) the term of the performance period as to which performance shall be measured for determining the amount of any payment, (iv) the timing of any payment earned by virtue of performance, (v) restrictions on the alienation or transfer of the Incentive Cash Bonus prior to actual payment, (vi) forfeiture provisions and (vii) such further terms and conditions, in each case not inconsistent with this Plan as may be determined from time to time by the Administrator. The Administrator may set performance objectives based upon the achievement of Company-wide, regional, department, business unit, business segment, affiliate, or individual goals (including, but not limited to, continued status as a Service Provider), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(c) Earning Incentive Cash Bonuses. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator.

(d) Form and Timing of Payment. Payment of any earned Incentive Cash Bonus will be made in cash as soon as practicable after the date(s) determined by the Administrator.

(e) Cancellation. On the date determined by the Administrator, all unearned Incentive Cash Bonuses will be forfeited to the Company.

(f) Discretionary Adjustments. Notwithstanding satisfaction of any performance goals, the amount paid under an Incentive Cash Bonus on account of either financial performance or personal performance evaluations may, to the extent determined by the Administrator, be reduced, but not increased, by the Administrator on the basis of such further considerations as the Administrator shall determine.

13. Performance-Based Compensation Under Code Section 162(m).

(a) General. If the Administrator, in its discretion, decides to grant an Award intended to qualify as “performance-based compensation” under Code Section 162(m), the provisions of this Section 13 will control over any contrary provision in the Plan; provided, however, that the Administrator may in its discretion grant Awards that are not intended to qualify as “performance-based compensation” under Code Section 162(m) to Participants that are based on Performance Goals or other specific criteria or goals but that do not satisfy the requirements of this Section 13.

(b) Performance Goals. The granting and/or vesting of Awards of Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Incentive Cash Bonuses, and other incentives under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Code Section 162(m) and may provide for a targeted level or levels of achievement (“Performance

Goals”) including stock price; revenue; profit; bookings; cash flow; customer retention; customer satisfaction; net bookings; net income or net income per Share, diluted or basic; net profit; operating cash flow; operating expenses; total earnings; earnings per share; diluted or basic; earnings per share from continuing operations, diluted or basic; earnings before or after interest and taxes; earnings before or after taxes; earnings before or after interest, taxes, depreciation, amortization, and/or extraordinary or special items; pre-tax profit; net asset turnover; inventory turnover; capital expenditures; interest expense after taxes; net earnings; operating earnings; gross or operating margin; profit margin; debt; working capital; return on equity; return on net assets; return on total assets; return on capital; return on investment; cash flow return on investment (discounted or otherwise); return on sales; net or gross sales; market share; economic value added or created; cost of capital; cash flow in excess of cost of capital; change in assets; free cash flow; average cash balance or cash position; expense reduction levels; debt reduction; productivity; new product introductions; delivery performance; individual objectives; total shareholder return; and strategic business criteria, consisting of one or more objectives based on meeting specified product development, strategic partnering, licensing, research and development, market penetration, geographic business expansion, cost target, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology goals, and goals relating to acquisitions or divestitures of subsidiaries, affiliates, or joint ventures. Any Performance Goals may be used to measure the performance of the Company as a whole or, except with respect to shareholder return metrics, of a region, business unit, affiliate or business segment, and any Performance Goals may be measured either on an absolute basis, a per share basis or relative to a pre-established target, to a previous period’s results or to a designated comparison group, and, with respect to financial metrics, which may be determined in accordance with GAAP, in accordance with accounting principles established by the International Accounting Standards Board (“IASB Principles”) or which may be adjusted when established to either exclude any items otherwise includable under GAAP or under IASB Principles or include any items otherwise excludable under GAAP or under IASB Principles. In all other respects, Performance Goals will be calculated in accordance with the Company’s financial statements, generally accepted accounting principles, or under a methodology established by the Administrator prior to or at the time of the issuance of an Award and that is consistently applied with respect to a Performance Goal in the relevant Performance Period. In addition, the Administrator will adjust any performance criteria, Performance Goal or other feature of an Award that relates to or is wholly or partially based on the number of, or the value of, any stock of the Company, to reflect any stock dividend or split, repurchase, recapitalization, combination, or exchange of shares or other similar changes in such stock. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the Determination Date, the Administrator will determine whether any significant element(s) will be included in or excluded from the calculation of any Performance Goal with respect to any Participant.

(c) Procedures. To the extent necessary to comply with the performance-based compensation provisions of Code Section 162(m), with respect to any Award granted subject to Performance Goals, within the first 25% of the Performance Period, but in no event more than ninety (90) days following the commencement of any Performance Period (or such other time as may be required or permitted by Code Section 162(m)), the Administrator will take action to (i) designate one or more Participants to whom an Award will be made, (ii) select the Performance Goals applicable to the Performance Period, (iii) establish the Performance Goals, and maximum amounts of such Awards, as applicable, that may be earned for such Performance Period, and (iv) specify the relationship between Performance Goals and the amounts of such Awards, as applicable, to be earned by each Participant for such Performance Period. Following the completion of each Performance Period, the Administrator will certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amounts earned by a Participant, the Administrator will have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period. A Participant will be eligible to receive payment pursuant to an Award for a Performance Period only if the Performance Goals for such period are achieved.

(d) Additional Limitations. Notwithstanding any other provision of the Plan, any Award that is granted to a Participant and is intended to constitute qualified performance based compensation under Code Section 162(m) will be subject to any additional limitations set forth in the Code (including any amendment to

Section 162(m)) or any regulations and ruling issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Code Section 162(m), and the Plan will be deemed amended to the extent necessary to conform to such requirements.

14. Leaves of Absence/Transfer Between Locations. All Awards granted under the Plan may be subject to any leave of absence policy that the Administrator may adopt prior to the grant of such Awards. The Company may condition approval of any such leave on a Participant agreeing to the terms of such leave of absence policy.    In the absence of such a policy, unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence that is longer than one (1) year. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or any Parent, Subsidiary, or Affiliate of the Company employing the Employee or (ii) transfers between locations of the Company or among the Company or any Parent, Subsidiary, or Affiliate of the Company. For purposes of Incentive Stock Options, no such leave may exceed 3 months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then 6 months following the first (1st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

15. Transferability of Awards.

(a) General. Except to the limited extent provided in Section 15(b), an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant.

(b) Limited Transferability. The Administrator may permit an Award (other than an Incentive Stock Option) to be assigned or transferred, in whole or in part, during a Participant’s lifetime: (i) under a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulation Section 1.421-1(b)(2); or (ii) to a “family member,” within the meaning of and in accordance with the instructions for Form S-8 promulgated under the Securities Act, to the extent such assignment or transfer is in connection with the Participant’s estate plan; or (iii) to the extent required by any Applicable Laws. Any individual or entity to whom an Award is transferred will be subject to all of the terms and conditions applicable to the Participant who transferred the Award, including the terms and conditions of the Plan and the applicable Award Agreement. If an Award is unvested, then the Participant’s status as a Service Provider will continue to determine whether the Award will vest and when the Award will expire.

16. Adjustments; Dissolution or Liquidation; Change in Control.

(a) Adjustments. In the event that any extraordinary dividend or other extraordinary distribution (whether in cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to acquire securities of the Company, other change in the corporate structure of the Company affecting the Shares, or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any of its successors) affecting the Shares occurs (including, without limitation, a Change in Control), the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits in Sections 3 and 5(a) of the Plan.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it previously has not been exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Change in Control. Except as set forth in this Section 16(c), in the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that Awards may be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices. In taking any of the actions permitted under this Section 16(c), the Administrator will not be required to treat all Awards similarly in the transaction.

In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this Section 16(c), an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

For the purposes of this Section 16(c), an Award will be considered assumed if the Award is terminated in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the merger or Change in Control. Any such cash or property may be subjected to any escrow applicable to holders of Common Stock in the merger or Change in Control. If, as of the date of the occurrence of the merger or Change in Control, the Administrator determines that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment. The amount of cash or property can be subjected to vesting and paid to the Participant over the original vesting schedule of the Award.

Notwithstanding anything in Section 16(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the successor corporation’s post-merger or post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

The Administrator will have authority to modify Awards in connection with a merger or Change in Control: (i) in a manner that causes the Awards to lose their tax-preferred status; (ii) to terminate any right a Participant has to exercise an Option prior to vesting in the Shares subject to the Option (i.e., “early exercise”), so that following the closing of the merger or Change in Control, the Option may only be exercised only to the extent it is vested; (iii) to reduce the per Share exercise price of an Award in a manner that is disproportionate to the increase in the number of Shares subject to the Award, as long as the amount that would be received upon exercise of the Award immediately before and immediately following the closing of the merger or Change in

Control is equivalent and the adjustment complies with U.S. Treasury Regulation Section 1.409A-1(b)(v)(D); and (iv) to suspend a Participant’s right to exercise an Option during a limited period of time preceding and or following the closing of the merger or Change in Control without Participant consent if such suspension is administratively necessary or advisable to permit the closing of the merger or Change in Control.

(d) Outside Director Awards. With respect to Awards granted to an Outside Director, in the event of a Change in Control, the Participant will fully vest in and have the right to exercise Options and Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares that would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Performance Units, Performance Shares, and Incentive Cash Bonuses, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels, prorated based on the portion of the Performance Period that elapsed as of immediately prior to the Change in Control. All other terms and conditions with respect to such Awards with performance-based vesting will be deemed met.

17. Tax.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligations are due, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s employment tax obligations) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part, by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a fair market value equal to the minimum statutory amount required to be withheld or a greater amount if that would not result in adverse financial accounting treatment, (iii) delivering to the Company already-owned Shares having a fair market value equal to the statutory amount required to be withheld, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount that the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined.

(c) Compliance With Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A, the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A.

18. Forfeiture Events.

(a) All Awards under the Plan will be subject to recoupment under the Company’s current Clawback Policy effective December 5, 2014 and any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other

Applicable Laws. In addition, the Administrator may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Administrator determines necessary or appropriate, including but not limited to a reacquisition right regarding previously acquired Shares or other cash or property. Unless this Section 18(a) is specifically mentioned and waived in an Award Agreement or other document, no recovery of compensation under a clawback policy or otherwise will be an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or a Subsidiary, Parent, or Affiliate of the Company.

(b) The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but will not be limited to, termination of such Participant’s status as Service Provider for cause or any specified action or inaction by a Participant, whether before or after such termination of service, that would constitute cause for termination of such Participant’s status as a Service Provider.

19. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider, nor will they interfere in any way with the Participant’s right or the right of the Company, or Parent, Subsidiary, or Affiliate of the Company, as applicable, to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

20. Grant Date. The grant date of an Award will be, for all purposes, the date that the Administrator makes the determination granting such Award or may be a later date if such later date is designated by the Administrator on the date of the determination or under an automatic grant policy. Notice of the grant will be provided to each Participant within a reasonable time after the date of such grant.

21. Term of Plan. Subject to Section 25 of the Plan, the Plan will become effective upon approval by the shareholders of the Company following its adoption by the Board. It will continue in effect until terminated under Section 22, but no Incentive Stock Options may be granted after 10 years from the date the Plan is adopted by the Board.

22. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board or Compensation Committee of the Board may amend, alter, suspend or terminate the Plan.

(b) Shareholder Approval. The Company will obtain shareholder approval of any Plan amendment to the extent necessary or desirable to comply with Applicable Laws.

(c) Consent of Participants Generally Required. Subject to Section 22(d) below, no amendment, alteration, suspension or termination of the Plan or an Award under it will materially impair the rights of any Participant without a signed, written agreement between the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it regarding Awards awarded under the Plan prior to such termination.

(d) Exceptions to Consent Requirement.

(i) A Participant’s rights will not be deemed to have been impaired by any amendment, alteration, suspension or termination if the Administrator, in its sole discretion, determines that the amendment, alteration, suspension or termination taken as a whole, does not materially impair the Participant’s rights; and

(ii) Subject to any limitations of Applicable Laws, the Administrator may amend the terms of any one or more Awards without the affected Participant’s consent even if it does materially impair the Participant’s right if such amendment is done:

(1) in a manner specified by the Plan,

(2) to maintain the qualified status of the Award as an Incentive Stock Option under Code Section 422,

(3) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award only because it impairs the qualified status of the Award as an Incentive Stock Option under Code Section 422,

(4) to clarify the manner of exemption from Code Section 409A or compliance with any requirements necessary to avoid the imposition of additional tax under Code Section 409A(a)(1)(B), or

(5) to comply with other Applicable Laws.

23. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and may be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

(c) Failure to Accept Award. If a Participant has not accepted an Award or has not taken all administrative and other steps (e.g., setting up an account with a broker designated by the Company) necessary for the Company to issue Shares upon the vesting, exercise, or settlement of the Award prior to the first date the Shares subject to such Award are scheduled to vest, then the Award will be cancelled on such date and the Shares subject to such Award immediately will revert to the Plan for no additional consideration unless otherwise provided by the Administrator.

24. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any state, federal or foreign law or under the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

25. Shareholder Approval. The Plan will be subject to approval by the shareholders of the Company within 12 months after the date the Plan is adopted by the Board. Such shareholder approval will be obtained in the manner and to the degree required under Applicable Laws.

AMENDMENT TO THE

2017 EQUITY INCENTIVE PLAN

THIS AMENDMENT (this “Plan Amendment”) is made to the InterDigital, Inc. 2017 Equity Incentive Plan (the “Plan”), effective as of the Effective Date (as defined below).

WHEREAS, pursuant to Section 22 of the Plan, the Board of Directors (the “Board”) of InterDigital, Inc.. (the “Company”) is authorized to amend the Plan, subject to approval of the Company’s stockholders if applicable;

WHEREAS, the Company wishes to amend the Plan to increase the number of shares available thereunder by 1,780,000 shares;

NOW, THEREFORE,

The Plan is hereby amended as follows:

1. Amendment to the Plan.

a. Section 3(a) of the Plan is hereby amended in its entirety to read as follows:

(a)

Stock Subject to the Plan. Subject to the provisions of Section 16(a) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is (i) 4,180,000 Shares, plus (ii) any Shares subject to stock options, restricted stock units, performance shares, performance units, or similar awards granted under the Company’s 2009 Stock Incentive Plan (the “2009 Plan”) that, on or after the date this Plan is approved by the Company’s shareholders, expire or otherwise terminate without having been exercised in full, or that are forfeited to or repurchased by the Company, with the maximum number of Shares to be added to the Plan as a result of clause (ii) equal to 1,460,461. For clarity, Shares used to pay the exercise price of an award granted under the 2009 Plan or to satisfy the tax withholding obligations related to an award granted under the 2009 Plan will not be added to the Plan pursuant to clause (ii) of the previous sentence. The Shares that may be issued under the Plan may be authorized, but unissued, or reacquired Common Stock.

2. Effectiveness. This Plan Amendment has been duly adopted by the Board and shall be effective upon approval by the Company’s stockholders (the “Effective Date”).

3. Effect on the Plan. This Plan Amendment shall not constitute a waiver, amendment or modification of any provision of the Plan not expressly referred to herein. Except as expressly amended herein, the provisions of the Plan are and shall remain in full force and effect. On and after the Effective Date, each reference in the Plan to “this Plan,” “herein,” “hereof,” “hereunder” or words of similar import shall mean and be a reference to the Plan as amended by this Plan Amendment.

INTERDIGITAL, INC. 200 BELLEVUE PARKWAY, SUITE 300 WILMINGTON, DE 19809-3727

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on June 1, 2021 for shares held directly and by 11:59 P.M. Eastern Time on May 30, 2021 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/IDCC2021

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on June 1, 2021 for shares held directly and by 11:59 P.M. Eastern Time on May 30, 2021 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E69637-P22916              KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INTERDIGITAL, INC.
The Board of Directors recommends you vote FOR the election of each of the following nominees:
1.	Election of Directors

	Nominees:	For	Against	Abstain	The Board of Directors recommends you vote FOR proposals 2, 3 and 4:		For	Against	Abstain

	1a. Lawrence (Liren) Chen 1b. Joan H. Gillman 1c. S. Douglas Hutcheson 1d. John A. Kritzmacher 1e. Pierre-Yves Lesaicherre 1f. John D. Markley, Jr. 1g. Jean F. Rankin	☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐	2.	Approval of the Amendment to the 2017 Equity Incentive Plan to increase the number of shares of stock authorized for issuance under the plan.	☐	☐	☐
					3.	Advisory resolution to approve executive compensation.	☐	☐	☐
					4.	Ratification of PricewaterhouseCoopers LLP as the independent registered public accounting firm of InterDigital, Inc. for the year ending December 31, 2021.	☐	☐	☐
NOTE: THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE 2021 ANNUAL MEETING OF SHAREHOLDERS, THE PROXY STATEMENT AND THE 2020 ANNUAL REPORT.

For address changes/comments, mark here. (see reverse side for instructions)				☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date				Signature (Joint Owners)		Date

INTERDIGITAL, INC.

2021 Annual Meeting of Shareholders

June 2, 2021

2:00 P.M. Eastern Time

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of Meeting, Proxy Statement and 2020 Annual Report are available at www.proxyvote.com.

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E69638-P22916

INTERDIGITAL, INC.

2021 Annual Meeting of Shareholders

To Be Held June 2, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of InterDigital, Inc., a Pennsylvania corporation, revoking all previous proxies, hereby appoints Richard J. Brezski and Richard L. Gulino, and each of them acting individually, with full power of substitution, as the proxies of the undersigned to vote, as indicated on the reverse side of this proxy card and in their discretion upon such other matters as may properly come before the meeting and any adjournment or postponement thereof, and to vote in accordance with the recommendations of the Board of Directors on all matters as to which a choice is not specified by the undersigned shareholders, all shares that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of InterDigital, Inc. to be held on Wednesday, June 2, 2021, at 2:00 P.M. Eastern Time via the Internet at www.virtualshareholdermeeting.com/IDCC2021, and at any adjournment or postponement thereof.

Record holders who attend the virtual annual meeting may vote via the Internet during the meeting; such vote will supersede this proxy. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address Changes/Comments:

(If you noted any Address Change/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side